NUVEEN

IMPORTANT NOTICE TO SHAREHOLDERS OF DIVERSIFIED REAL ASSET INCOME FUND (DRA) AND NUVEEN REAL ASSET INCOME AND GROWTH FUND (JRI) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

April 28, 2017

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.	You are receiving the Joint Proxy Statement/Prospectus as a holder of common shares of Diversified Real Asset Income Fund (the “Target Fund”) or Nuveen Real Asset Income and Growth Fund (the “Acquiring Fund”) in connection with the annual shareholder meetings of the Target Fund and the Acquiring Fund.

At the annual meetings, shareholders of the Funds will be asked to vote on the following proposals, as applicable:

•	(Target Fund only) the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”);

•	(Acquiring Fund only) the issuance of additional common shares in connection with the Reorganization pursuant to the Agreement and Plan of Reorganization; and

•	The election of members of each Fund’s Board of Trustees (each, a “Board”). (The list of specific nominees for each Fund is contained in the enclosed Joint Proxy Statement/Prospectus.)

Your Fund’s Board, including the independent Board members, unanimously recommends that you vote FOR each proposal applicable to your Fund.

Proposals Regarding the Reorganization

Q.	Why has each Fund’s Board recommended the Reorganization?

A.	The Reorganization is part of an ongoing initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products by combining two funds that have the same investment adviser and sub-adviser, the same investment objective, substantially similar investment policies and risks and substantially identical portfolio compositions (other than the Target Fund’s holdings of whole loans and unsecured mortgage-related interests). Based on information provided by Nuveen Fund Advisors, LLC, the investment adviser to each Fund, the proposed Reorganization is intended to benefit shareholders in a number of ways, including, among other things:

•	Fee and expense savings for each Fund, following the recoupment of Reorganization-related expenses borne by the Fund, through economies of scale and cost savings from Nuveen’s scaled governance platform, which may result in higher common share net earnings that, in turn, may support higher distribution rates over time;

•

Improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements and, over time, narrower trading discounts relative to net asset value; and

•	Increased portfolio and leverage management flexibility due to the larger asset base of the combined fund.

Q.	What proposals will shareholders of the Funds be asked to vote on in connection with the proposed Reorganization?

A.	Shareholders of the Target Fund will be asked to vote on an Agreement and Plan of Reorganization. Shareholders of the Acquiring Fund will be asked to vote on the issuance of additional common shares in connection with the Reorganization.

Q.	As a result of the Reorganization, will shareholders of the Target Fund receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Reorganization, Target Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The aggregate net asset value, as of the close of trading on the business day immediately prior to the closing of the Reorganization, of the Acquiring Fund common shares received by Target Fund shareholders (including, for this purpose, fractional Acquiring Fund common shares to which shareholders would be entitled) will be equal to the aggregate net asset value of the common shares of the Target Fund held by its shareholders as of such time. Fractional shares will be aggregated and sold on the open market, and shareholders will receive cash in lieu of such fractional shares.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund following the Reorganization. As a result of the Reorganization, including the issuance of additional common shares by the Acquiring Fund in connection with the Reorganization, shareholders of each Fund will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganization, and thus, shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually.

Shares of each of the Funds currently are trading at a discount to net asset value and shares of the Acquiring Fund currently are trading at a narrower discount to net asset value than shares of the Target Fund. While management believes that a greater volume of shares may result in lower bid-ask spreads and narrower discounts over time, market and other factors besides trading volume also impact the discount and there is no assurance regarding the level of the Acquiring Fund’s discount following the Reorganization.

Q.	How will the Reorganization impact fees and expenses?

A.	The pro forma expense ratio of the Acquiring Fund following the Reorganization, including the costs of leverage, expressed as a percentage of net assets as of December 31, 2016, is estimated

ii

to be approximately 5 basis points (0.05%) lower than the total expense ratio of the Target Fund before the Reorganization and approximately 14 basis points (0.14%) lower than the total expense ratio of the Acquiring Fund before the Reorganization. This comparison does not take into account Reorganization expenses borne by the Funds.

In connection with the closing of the Reorganization, the Acquiring Fund will adopt a revised fund-level management fee schedule that will result in a lower effective management fee rate at current asset levels. By applying the Acquiring Fund’s post-Reorganization management fee schedule to the larger asset base of the combined fund, the pro forma effective management fee rate payable by the Acquiring Fund following the Reorganization, expressed as a percentage of net assets as of December 31, 2016, is estimated to be approximately 3 basis points (0.03%) lower than the effective management fee rate payable by the Acquiring Fund before the Reorganization and the same as the effective management fee rate payable by the Target Fund before the Reorganization.

See the Comparative Fee Table on page 15 of the enclosed Joint Proxy Statement/Prospectus for more detailed information regarding fees and expenses.

Q.	Will Target Fund shareholders receive other benefits from the Reorganization?

A.	The Acquiring Fund’s common shares historically have traded at a narrower discount to net asset value in comparison to the Target Fund’s common shares. Target Fund shareholders will benefit from a higher market price relative to net asset value if the Acquiring Fund’s historically narrower discount is maintained following the proposed Reorganization. However, there can be no assurance that this benefit will be realized.

Q.	Will the Reorganization impact Fund distributions to shareholders?

A.	In considering the Reorganization, each Fund’s Board took into account information from the investment adviser indicating that, under current market conditions, the Reorganization is not expected to adversely impact distributions to shareholders and is expected to result in the same or higher distribution rates for shareholders of each Fund (as shareholders of the Acquiring Fund following the Reorganization) with the higher distribution rates, if any, resulting from fee and expense savings for both Funds through economies of scale, as a result of fixed costs being spread over a larger asset base, and cost savings from Nuveen’s scaled governance platform, whereby common Board administration and compliance costs are allocated among all funds in the Nuveen fund complex. Because the costs of the Reorganization will be borne by the Funds, and indirectly by each Fund’s shareholders, and will be allocated between the Funds based on the relative expected benefits of the Reorganization during the first year following the Reorganization, shareholders will realize the benefits of such fee and expense savings only after the recoupment of such Reorganization-related expenses.

Q.	Do the Funds have similar investment objectives, policies and risks?

Yes. The Funds have the same investment objective and substantially similar investment policies and risks. The investment objective of each Fund is to provide a high level of current income and long-term capital appreciation. Each Fund seeks to achieve its investment objective by investing in real asset related companies located anywhere in the world, with a focus on

iii

infrastructure and real estate companies’ securities. Real assets and real asset related investments are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. For the Target Fund, real asset related investments also may include whole loans, loan participations and other mortgage-related interests. The investment portfolios of the Acquiring Fund and the Target Fund are substantially identical except for the Target Fund’s investments in whole loans and unsecured mortgage-related interests, which comprise six positions with an aggregate market value of approximately $18 million as of March 10, 2017. The Acquiring Fund currently has no holdings of such investments. In connection with the Reorganization, it is expected that the Acquiring Fund will acquire whole loans and unsecured mortgage-related interests from the Target Fund and that the Acquiring Fund will continue to hold such investments following the Reorganization pursuant to its current investment policies. Such investments are expected to represent approximately 2.7% of the Acquiring Fund’s investment portfolio immediately following the Reorganization.

Each Fund actively manages its portfolio allocation among real asset sectors, with flexibility to invest across the capital structure—in any type of equity or debt securities offered by a particular company. Each Fund seeks to invest in income-producing securities that provide a balance of high current yield and long-term capital appreciation potential. Each Fund may invest in securities that are, at the time of investment, rated below investment grade or unrated but judged to be of equivalent quality by the portfolio managers (commonly referred to as “junk” bonds). Under normal conditions, no more than 40% of the Acquiring Fund’s managed assets may be invested in debt securities, at the time of investment, while the Target Fund is not subject to a percentage limit on investment in debt securities.

Each Fund may invest in companies located anywhere in the world. Each Fund’s non-U.S. investments may be denominated in non-U.S. currencies without limit.

In addition, each Fund employs a limited option writing strategy seeking to enhance the Fund’s risk-adjusted total returns over time. Each Fund also may utilize derivatives, including options, swaps, futures contracts, options on futures contracts and forward foreign currency exchange contracts. Each Fund may use derivatives to manage market or business risk, to enhance the Fund’s return or to hedge against adverse movements in currency exchange rates. Each Fund also employs leverage.

See “Proposal No. 1—A. Synopsis—Comparison of the Acquiring Fund and the Target Fund—Investment Objectives and Policies” beginning on page 3 of the enclosed Joint Proxy Statement/Prospectus for more detailed information.

Q.	Do the Funds have the same investment adviser and sub-adviser?

A.	Yes. Nuveen Fund Advisors, LLC currently serves as the investment adviser to both the Acquiring Fund and the Target Fund, and Nuveen Asset Management, LLC, a wholly owned subsidiary of Nuveen Fund Advisors, LLC, currently serves as the sub-adviser to both the Acquiring Fund and the Target Fund. Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC will continue to serve as the investment adviser and sub-adviser, respectively, to the Acquiring Fund following the Reorganization.

iv

Q.	Are the Funds overseen by the same Board of Trustees and officers?

A.	No. The Funds have different Board members. The Target Fund has four Board members, all of whom are not “interested persons.” The Acquiring Fund has twelve Board members, two of whom are affiliated with Nuveen Fund Advisors, LLC and are therefore “interested persons” and ten of whom are not interested persons. The members of the Acquiring Fund’s Board have adopted a unitary board structure whereby they oversee all funds in the Nuveen fund complex (other than the Target Fund). Pursuant to the Target Fund’s by-laws, each member of the Target Fund’s Board serves a single year term and stands for election each year. Pursuant to the Acquiring Fund’s by-laws, the Acquiring Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of the Acquiring Fund. The board structure of the Acquiring Fund will remain in place following the closing of the Reorganization.

All individuals who serve as officers of the Acquiring Fund also serve as officers of the Target Fund; however, there are four individuals who serve as officers of the Target Fund but who do not serve as officers of the Acquiring Fund. For more information about the Target Fund’s Board members and officers, see “Proposal No. 3” beginning on page 62 of the enclosed Joint Proxy Statement/Prospectus, and for more information about the Acquiring Fund’s Board members and officers, see “Proposal No. 4” beginning on page 74 of the enclosed Joint Proxy Statement/Prospectus.

Q.	Does the Reorganization constitute a taxable event for Target Fund shareholders?

A.	No. The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization, except to the extent that a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. In addition, to the extent that portfolio securities of the Target Fund are sold prior to the closing of the Reorganization, the Target Fund may recognize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund. However, because the Target Fund’s current portfolio composition is substantially identical to that of the Acquiring Fund (other than the Target Fund’s holdings of whole loans and unsecured mortgage-related interests), it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (such sales are expected to be less than 5% of the assets of the Target Fund).

Q.	What will happen if the required shareholder approvals are not obtained?

A.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, the requisite shareholder approval must be obtained at each Fund’s annual meeting. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining such shareholder approval and satisfying (or obtaining the waiver of)

v

other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal approve such proposal and your Fund satisfies all of its closing conditions, if the other Fund does not obtain the requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the Reorganization is not consummated, the Target Fund’s Board may take such actions as it deems in the best interests of the Fund, including continuing to operate the Target Fund as a stand-alone fund.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganization?

A.	Yes. Shareholders will indirectly bear the costs of the Reorganization, whether or not the Reorganization is consummated. The total costs of the Reorganization are estimated to be $740,000, and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganization.

The estimated allocation of the costs between the Funds is as follows: $75,000 (0.04%) for the Acquiring Fund and $665,000 (0.20%) for the Target Fund (all percentages are based on average net assets for the twelve (12) months ended December 31, 2016). The allocation of the costs of the Reorganization will be based on the relative expected benefits of the Reorganization during the first year following the Reorganization, including forecasted operating cost savings (i.e., total expenses excluding the costs of leverage) and improved secondary market trading, if any, to each Fund.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions, which could apply as a result of the Reorganization. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Funds’ investment adviser. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	What is the timetable for the Reorganization?

A.	If shareholder approvals and other conditions to closing are satisfied (or waived), the Reorganization is expected to take effect on or about July 10, 2017, or as soon as practicable thereafter.

Q.	How does each Fund’s Board recommend that shareholders vote on the Reorganization?

A.	After careful consideration, each Fund’s Board has determined that the Reorganization is in the best interests of its Fund and recommends that you vote FOR your Fund’s proposal.

vi

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (866) 612-5814 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote over the Internet, by mail or telephone or in person by attending your Fund’s Annual Meeting:

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•

To vote in person, if you own shares directly with your Fund, you may attend your Fund’s annual meeting and vote in person, or you may execute a proxy designating a representative to attend the annual meeting and vote on your behalf. If you own shares in “street name” through a broker or nominee, you may attend your Fund’s annual meeting and vote in person only if you obtain a proxy from your broker or nominee in advance of the annual meeting and bring it with you to hand in along with the ballot that will be provided. The date, time and location of your Fund’s annual meeting is set forth on the enclosed notice of meeting for your Fund.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

vii

April 28, 2017

DIVERSIFIED REAL ASSET INCOME FUND (DRA)

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 31, 2017

To the Shareholders:

Notice is hereby given that the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Diversified Real Asset Income Fund (the “Fund”) will be held at the offices of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, on Wednesday, May 31, 2017, at 2:00 p.m. Central time, for the following purposes:

•

Agreement and Plan of Reorganization. The shareholders of the Fund will vote on a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Fund would: (i) transfer substantially all of its assets to Nuveen Real Asset Income and Growth Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of the Acquiring Fund and the Acquiring Fund’s assumption of substantially all of the liabilities of the Fund; (ii) distribute such newly issued common shares of the Acquiring Fund to the shareholders of the Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

•

Election of Board Members for the Fund. Four (4) Board Members are to be elected by shareholders of the Fund. Board members Kedrowski, Gibson, Riederer and Wade are nominees for election by shareholders.

•	To transact such other business as may properly come before the Annual Meeting.

Shareholders of the Fund are being solicited to vote on the election of four (4) Board Members at the Annual Meeting so that the Fund may continue to be governed by its current Board Members, and avoid vacancies on the Board, in the event the Agreement and Plan of Reorganization is not approved by the Fund’s shareholders or the reorganization is not consummated in a timely manner.

Only shareholders of record of the Fund as of the close of business on April 10, 2017 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

1

If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Gifford R. Zimmerman

Vice President and Secretary

Diversified Real Asset Income Fund

2

April 28, 2017

NUVEEN REAL ASSET INCOME AND GROWTH FUND (JRI)

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 31, 2017

To the Shareholders:

Notice is hereby given that the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Real Asset Income and Growth Fund (the “Fund”) will be held at the offices of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, on Wednesday, May 31, 2017, at 2:00 p.m. Central time, for the following purposes:

•

Approval of Issuance of Additional Shares by the Fund. In connection with an Agreement and Plan of Reorganization, whereby Diversified Real Asset Income Fund (the “Target Fund”) will be reorganized into the Fund, the shareholders of the Fund will vote to approve the issuance of additional common shares of the Fund.

•

Election of Board Members for the Fund. Four (4) Class II Board Members are to be elected by shareholders of the Fund. Board Members Adams, Kundert, Nelson and Toth are nominees for election by shareholders.

•	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record of the Fund as of the close of business on April 10, 2017 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Gifford R. Zimmerman

Vice President and Secretary

Nuveen Real Asset Income and Growth Fund

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

DIVERSIFIED REAL ASSET INCOME FUND (DRA)

AND

NUVEEN REAL ASSET INCOME AND GROWTH FUND (JRI)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

April 28, 2017

This Joint Proxy Statement/Prospectus is being furnished to shareholders of Diversified Real Asset Income Fund (the “Target Fund” or a “Fund”) and shareholders of Nuveen Real Asset Income and Growth Fund (the “Acquiring Fund” or a “Fund”), each, a diversified, closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees (each, a “Board” and each trustee, a “Board Member”) for use at each Fund’s 2017 Annual Meeting of Shareholders to be held at the offices of Nuveen (“Nuveen”), 333 West Wacker Drive, Chicago, Illinois 60606, on Wednesday, May 31, 2017, at 2:00 p.m. Central time for the Target Fund and on Wednesday, May 31, 2017, at 2:00 p.m. Central time for the Acquiring Fund, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”), to consider the proposals listed below, as applicable, and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. The Funds are organized as Massachusetts business trusts. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about May 1, 2017. For each Fund, shareholders of record as of the close of business on April 10, 2017 are entitled to notice of and to vote at the Fund’s Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Fund’s Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal(s). Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Fund’s Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending an Annual Meeting will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Annual Meetings is in the best interests of each Fund in light of the similar matters being considered and voted on by shareholders.

At the Target Fund’s Annual Meeting, shareholders of the Target Fund will be asked to approve Proposal No. 1 relating to the Reorganization and Proposal No. 3 relating to the election of Board Members, each as described below. At the Acquiring Fund’s Annual Meeting, shareholders of the Acquiring Fund will be asked to approve Proposal No. 2 relating to the Reorganization and Proposal No. 4 relating to the election of Board Members, each as described below.

Reorganization Proposals

Proposal No. 1.	(Target Fund only) To approve the Agreement and Plan of Reorganization.

Proposal No. 2.	(Acquiring Fund only) To approve the issuance of additional common shares in connection with the reorganization pursuant to the Agreement and Plan of Reorganization.

Board Member Election Proposals

Proposal No. 3.	(Target Fund only) To elect four (4) Board Members.

Proposal No. 4.	(Acquiring Fund only) To elect four (4) Class II Board Members.

Shareholders of the Target Fund are being solicited to vote on the election of four (4) Board Members at the Annual Meeting so that the Target Fund may continue to be governed by its current Board Members, and avoid vacancies on the Board, in the event the Agreement and Plan of Reorganization is not approved by the Target Fund’s shareholders or the reorganization is not consummated in a timely manner.

A quorum of shareholders is required to take action at each Annual Meeting. A majority (more than 50%) of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast in person or by proxy at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. “Broker non-votes” are shares held by a broker or nominee for which the broker or nominee returns a valid proxy but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares. For purposes of voting on a proposal, abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. The effects of abstentions and broker non-votes on the various proposals presented in this Joint Proxy Statement/Prospectus are set forth below. Abstentions and broker-non votes will have no effect on the outcome of any vote on the adjournment or postponement of an Annual Meeting.

With respect to each proposal, the voting requirements and effect of broker non-votes are as follows:

Proposal No. 1.	Proposal No. 1, the Target Fund’s Reorganization proposal, is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding common shares entitled to vote on the proposal. Because the approval of Proposal No. 1 requires that a minimum percentage of the Target Fund’s outstanding common shares be voted in favor of the proposal, abstentions and broker non-votes will have the same effect as a vote against this proposal.

Proposal No. 2.	Proposal No. 2, the Acquiring Fund’s Reorganization proposal, is required to be approved by the affirmative vote of a majority (more than 50%) of the votes cast by Acquiring Fund common shareholders on the proposal, provided a quorum is present. Because the approval of Proposal No. 2 does not require that a minimum percentage of the Acquiring Fund’s outstanding common shares be voted in favor of the proposal, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal No. 3.	With respect to Proposal No. 3, the affirmative vote of a plurality (the greatest number of affirmative votes) of the Target Fund’s common shares present and entitled to vote on the proposal will be required to elect the Board Members of the Target Fund. When there are four (4) nominees for election to the Board, as is the case here, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of the Target Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal No. 4.	With respect to Proposal No. 4, the affirmative vote of a plurality (the greatest number of affirmative votes) of the Acquiring Fund’s common shares present and entitled to vote on the proposal will be required to elect the Board Members of the Acquiring Fund. When there are four (4) nominees for election to the Board, as is the case here, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of the Acquiring Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Fund’s Annual Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by each Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposals Nos. 3 and 4 are “routine” matters, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms on Proposal No. 3 or 4, as applicable, in the discretion of such broker-dealer firms, but not with respect to Proposal No. 1 or 2, as applicable.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

For both the Target Fund and the Acquiring Fund, those persons who were shareholders of record as of the close of business on April 10, 2017 will be entitled to one vote for each common share held and a proportionate fractional vote for each fractional common share held.

As of April 10, 2017, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)
Acquiring Fund (JRI)	9,752,650
Target Fund (DRA)	17,835,395

(1)	The common shares of the Acquiring Fund and the Target Fund are listed on the NYSE. Upon the closing of the reorganization, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

The proposed reorganization is part of an ongoing initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products by combining two funds that have the same investment adviser and sub-adviser, the same investment objective, substantially similar investment policies and risks and substantially identical portfolio compositions (other than the Target Fund’s holdings of whole loans and unsecured mortgage-related interests).

The reorganization of the Target Fund into the Acquiring Fund pursuant to the terms of the Agreement and Plan of Reorganization (the “Reorganization”) is required to be approved by the affirmative vote of the holders of a majority of the Target Fund’s outstanding common shares. The issuance of additional common shares of the Acquiring Fund in connection with the Reorganization is required to be approved by the affirmative vote of a majority of the votes cast on the proposal, provided a quorum is present. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end management investment company, with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, the requisite shareholder approval must be obtained at each Fund’s Annual Meeting. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining such shareholder approval and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal approve such proposal and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the Reorganization is not consummated, the Target Fund’s Board may take such actions as it deems in the best interests of the Fund, including continuing to operate the Target Fund as a stand-alone fund.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(1)	the Statement of Additional Information relating to the proposed Reorganization, dated April 28, 2017 (the “Reorganization SAI”);

(2)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2016 (File No. 811-22658);

(3)	the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund contained in the Target Fund’s Annual Report for the fiscal year ended May 31, 2016 (File No. 811-22936); and

(4)	the unaudited financial statements for the Target Fund contained in the Target Fund’s Semi-Annual Report for the fiscal period ended November 30, 2016 (File No. 811-22936).

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “Reorganization SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the applicable Fund by calling (800) 257-8787 or by writing the applicable Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (Brookfield Place, 200 Vesey Street, Suite 400, New York, New York 10281) or Chicago Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Acquiring Fund and the Target Fund are listed on the NYSE. Upon the closing of the Reorganization, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in connection with the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

v

JOINT PROXY STATEMENT/PROSPECTUS

APRIL 28, 2017

DIVERSIFIED REAL ASSET INCOME FUND (DRA)

AND

NUVEEN REAL ASSET INCOME AND GROWTH FUND (JRI)

PROPOSAL NO. 1—REORGANIZATION OF THE TARGET FUND INTO

THE ACQUIRING FUND

(SHAREHOLDERS OF THE TARGET FUND ONLY)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganization. More complete information is contained elsewhere in this Joint Proxy Statement/Prospectus and in the Reorganization SAI and the appendices hereto and thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

Background and Reasons for the Reorganization

The Target Fund’s Board has determined that the Reorganization is in the best interests of the Target Fund. The Acquiring Fund’s Board has determined that the Reorganization is in the best interests of the Acquiring Fund. Each Fund’s Board considered the Reorganization as part of an ongoing initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Acquiring Fund and the Target Fund have the same investment adviser and sub-adviser, the same investment objective, substantially similar investment policies and risks and substantially identical portfolio compositions (other than the Target Fund’s holdings of whole loans and unsecured mortgage-related interests).

Based on information provided by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, the Reorganization is intended to benefit Fund shareholders in a number of ways, including, among other things:

•

Fee and expense savings for each Fund, following the recoupment of Reorganization-related expenses borne by the Fund, through economies of scale and cost savings from Nuveen’s scaled governance platform, which may result in higher common share net earnings that, in turn, may support higher distribution rates over time;

•

Improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements and, over time, narrower trading discounts relative to net asset value; and

•	Increased portfolio and leverage management flexibility due to the larger asset base of the combined fund.

Shares of each of the Funds currently are trading at a discount to net asset value and shares of the Acquiring Fund currently are trading at a narrower discount to net asset value than shares of the Target Fund. While management believes that a greater volume of shares may result in lower bid-ask spreads and narrower discounts over time, market and other factors besides trading volume also impact the discount and there is no assurance regarding the level of the Acquiring Fund’s discount following the Reorganization.

In order for the Reorganization to occur, the requisite shareholder approval must be obtained at each Fund’s Annual Meeting. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining such shareholder approval and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal approve such proposal and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the Reorganization is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including continuing to operate the Fund as a stand-alone fund. For a fuller discussion of the Target Fund Board’s considerations regarding the approval of the Reorganization, see “C. Information About the Reorganization—Target Fund Board’s Reasons for the Reorganization.”

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing, each Fund will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Target Fund is not expected to recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. It is also expected that shareholders of the Target Fund who receive Acquiring Fund common shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes as a result of such exchange, except to the extent a shareholder of the Target Fund receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. To the extent that portfolio securities of the Target Fund are sold prior to the closing of the Reorganization, the Target Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund. However, since the Target Fund’s current portfolio composition is substantially identical to that of the Acquiring Fund (other than the Target Fund’s holdings of whole loans and unsecured mortgage-related interests), it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (such sales are expected to be less than 5% of the assets of the Target Fund). See “C. Information About the Reorganization—Material Federal Income Tax Consequences of the Reorganization.”

Comparison of the Acquiring Fund and the Target Fund

General. The Acquiring Fund and the Target Fund are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	January 10, 2012	Massachusetts	business trust
Target Fund	January 21, 2014	Massachusetts	business trust

Capitalization—Shares
Fund	Authorized Common Shares	Common Shares Outstanding(1)	Par Value Per Common Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Shares are Listed	Authorized Preferred Shares	Preferred Shares Outstanding
Acquiring Fund	unlimited	9,752,650	$0.01	none	none	NYSE	unlimited	none
Target Fund	unlimited	17,835,395	$0.01	none	none	NYSE	unlimited	none

(1)	As of April 10, 2017.

Each Fund’s common shares are listed for trading on the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value. As closed-end investment companies, the common shares of the Funds are not redeemable.

The Funds also have similar dividend policies with respect to the payment of dividends on their common shares. See “C. Information About the Reorganization—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund—Distributions.”

Investment Objectives and Policies. The Funds have the same investment objective and substantially similar investment policies and risks. The investment objective of each Fund is to provide a high level of current income and long-term capital appreciation. Each Fund seeks to achieve its investment objective by investing in real asset related companies located anywhere in the world, with a focus on infrastructure and real estate companies’ securities. Real assets and real asset related investments are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. For the Target Fund, real asset related investments also may include whole loans, loan participations and other mortgage-related interests. The investment portfolios of the Acquiring Fund and the Target Fund are substantially identical except for the Target Fund’s investments in whole loans and unsecured mortgage-related interests, which comprise six positions with an aggregate market value of approximately $18 million as of March 10, 2017. The Acquiring Fund currently has no holdings of such investments. In connection with the Reorganization, it is expected that the Acquiring Fund will acquire whole loans and unsecured mortgage-related interests from the Target Fund and that the Acquiring Fund will continue to hold such investments following the Reorganization pursuant to its current investment policies. Such investments are expected to represent approximately 2.7% of the Acquiring Fund’s investment portfolio immediately following the Reorganization.

Each Fund actively manages its portfolio allocation among real asset sectors with flexibility to invest across the capital structure—in any type of equity and debt securities offered by a particular company. Each Fund seeks to invest in income-producing securities that provide an attractive balance of high current yield and long-term capital appreciation potential.

Under normal conditions, the Target Fund will invest at least 80% of its Managed Assets (as defined below) in securities or other instruments that provide investment exposure to real assets. Real assets are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. Real asset related investments are: (i) whole loans, loan participations and other mortgage-related interests; (ii) securities of companies that are in the energy, telecommunications, utilities or materials sectors; (iii) securities of companies in the real estate or transportation industry groups; (iv) securities of companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets or (v) pooled investment vehicles that invest primarily in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

Under normal market conditions, the Acquiring Fund will invest at least 80% of its Managed Assets in equity and debt securities issued by real asset related companies located anywhere in the world. Real asset related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

For purposes of the Funds’ respective policies of investing at least 80% of their Managed Assets in certain investments, as described above, the Target Fund’s definition of “real asset related investments” includes whole loans, loan participations and other mortgage-related interests, while the Acquiring Fund’s definition of “real asset related companies” does not include these investments. Except for this difference, the Funds’ 80% policies are substantially the same.

As a result of the Target Fund’s focus on “real asset related investments” and the Acquiring Fund’s focus on “real asset related companies,” each Fund’s investments will be concentrated in the infrastructure sector, which includes investments related to the energy, telecommunications, utilities and materials sectors, and the real estate sector. In addition, each Fund’s fundamental investment restriction on industry concentration provides that the Fund will invest more than 25% of its total assets in the real estate industry group and more than 25% of its total assets in an industry group comprised of the energy, utilities and transportation industry groups.

To the extent a Fund employs leverage, the Fund’s total assets attributable to the principal amount of any borrowings, reverse repurchase agreements and any preferred shares or other senior securities issued by the Fund that may be outstanding, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage) are referred to as “Managed Assets.”

Each Fund invests in both equity securities and debt securities. Equity securities include common stocks, preferred stocks, convertible securities, hybrid securities, warrants, rights, depositary receipts, exchange–traded notes (“ETNs”), shares of other registered investment companies (including exchange-traded funds (“ETFs”)), equity securities issued by real estate investment trusts (“REITs”) and equity interests in master limited partnerships (“MLPs”). Debt securities in which the Funds may invest include corporate debt instruments, mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and debt securities issued by MLPs and REITs. Each Fund may invest in debt securities that are, at the time of investment, rated below investment grade or unrated but judged by the portfolio managers to be of comparable quality. Such debt securities are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt. These characteristics imply higher price volatility and default risk than investment grade securities of comparable quality and duration. MBS and CMBS in which a Fund invests will be rated BB-/Ba3 or higher at the time of investment, or unrated but judged to be of comparable quality by the Fund’s portfolio managers. Each Fund does not currently invest in any asset-backed securities (“ABS”); however, to the extent that a Fund does invest in ABS, such ABS will be offered by an issuer of real estate and/or infrastructure securities.

Each Fund may invest in companies located anywhere in the world. Each Fund’s non-U.S. investments may be denominated in non-U.S. currencies without limit. Generally, the Funds will not hedge such non-U.S. currencies exposures, unless for defensive purposes, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the sub-adviser to each Fund, determines that it is in the best interests of shareholders to hedge non-U.S. currency exposure or increase allocations to U.S. securities. Each Fund may invest up to 75% of its Managed Assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Under normal conditions, the Acquiring Fund will invest at least 25% of its Managed Assets in the securities of non-U.S. issuers, while the Target Fund is not subject to any such minimum investment. Non-U.S. issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter (“OTC”) in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

Under normal market conditions, no more than 40% of the Acquiring Fund’s Managed Assets may be invested in debt securities, at the time of investment, while the Target Fund is not subject to a percentage limitation on investment in debt securities.

Under normal conditions, all of the debt securities of each Fund may be rated lower than investment grade quality (BB+/Ba1 or lower), and no more than 10% of each Fund’s Managed Assets may be invested in debt securities rated CCC+/Caa1 or lower (except that this limitation does not apply to the Target Fund with respect to any investments in whole loans, loan participations or other mortgage-related interests).

Individual security ratings are based on information from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and/or Fitch Ratings Inc. (“Fitch”). For purposes of investment rating limitations in this Joint Proxy Statement/Prospectus, a security is considered to have the highest rating assigned to it by a nationally recognized statistical rating agency (“NRSRO”). In the case of an unrated security, it is considered to have the same rating as rated securities judged by the portfolio managers to be of comparable quality. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after, and as a result of, an acquisition of securities.

Each Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly.

Unlike the Acquiring Fund, the investment portfolio of the Target Fund contains whole loans. Whole loans are entire ownership interests in mortgage loans or installment sales contracts on residential property, including multifamily and/or single family residences. An installment sales contract is an agreement by a seller to deliver a deed to property when certain conditions have been met, such as the completion of payment by the purchaser. Payments typically include an initial down payment with the balance being paid in installments over a period of time. Loan participations are fractional interests in mortgage loans or installment sales contracts on residential property, including multifamily and/or single family residences. Payments of principal and interest on each underlying mortgage loan or installment sales contract are made by the borrower to the mortgage servicer who in turn is responsible for remitting to each loan participation holder its proportionate share of such payments in accordance with each holder’s percentage interest in the underlying mortgage or installment sales contract.

Each Fund employs, to a limited extent, an integrated and dynamic option writing strategy focused on securities issued by real asset related companies (the “Options Strategy”) that seeks to enhance the Fund’s risk-adjusted total returns over time.

Each Fund may enter into derivative instruments to manage market or business risk, enhance return, hedge certain risk of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts or other derivative instruments.

Each Fund may invest up to 50% of its Managed Assets in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or OTC in an emerging market country, (ii) that are organized under the laws of and have a principal office(s) in an emerging market country or (iii) that have at least 50% of their revenues, profits or assets in emerging market countries. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Each Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, a Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

During temporary defensive periods or in order to keep cash fully invested, the Funds may deviate from their investment policies and objective. During such periods, a Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be successful.

Each of the foregoing investment policies of the Funds, including each Fund’s investment objective and policy of investing at least 80% of its Managed Assets in certain investments, is a non-fundamental investment policy that can be changed by the Fund’s Board without a shareholder vote. However, each Fund’s investment objective and 80% policy may be changed by the Board only following the provision of 60 days’ prior notice to shareholders.

The Funds have the same fundamental investment restrictions, except that (i) the Target Fund’s fundamental investment restriction relating to the purchase or holding of, or dealing in, real estate expressly provides that whole loans, loan participations and other mortgage-related interests do not constitute real estate or interests in real estate for purposes of that restriction, and (ii) the Acquiring Fund, but not the Target Fund, has a fundamental investment restriction prohibiting investment in collateralized debt obligations or collateralized loan obligations. (As a non-fundamental investment policy, the Target Fund, under normal conditions, will not invest in collateralized debt obligations or collateralized loan obligations.) See “Investment Restrictions” in the Reorganization SAI.

The Funds cannot change their fundamental investment restrictions without the approval of the holders of a “majority of the outstanding” shares. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. All of the Funds’ other investment policies, including as noted above, are non-fundamental and can be changed by the Board without a vote of the shareholders.

Portfolio Turnover. Each of the Funds may engage in portfolio trading when considered appropriate, but short-term trading is not used as a primary means of achieving a Fund’s investment objective. Although the Funds cannot accurately predict their annual portfolio turnover rates, the annual portfolio turnover rate of each Fund is generally not expected to exceed 200% under normal circumstances. However, there are no limits on the Funds’ rates of portfolio turnover, and investments may be sold without regard to length of time held when, in the Sub-Adviser’s opinion, investment considerations warrant such action.

For the fiscal year ended December 31, 2016, the portfolio turnover rate of the Acquiring Fund was 107%. For the fiscal year ended May 31, 2016, the portfolio turnover rate of the Target Fund was 87%.

Leverage. Each Fund may obtain leverage through either borrowings, issuance of preferred shares, reverse repurchase agreements or certain derivative or other portfolio techniques that have the economic effect of leverage by creating additional investment exposure. Currently, each Fund employs financial leverage through bank borrowings. In addition, the Target Fund obtains effective leverage through the use of total return swaps.

Certain important ratios related to each Fund’s use of leverage as of each Fund’s last three fiscal year ends (where applicable) are set forth below:

	Fiscal Year Ended December 31
Acquiring Fund	2016	2015	2014
Asset Coverage Ratio(1)	340.79%	326.52%	338.09%
Regulatory Leverage Ratio(2)	29.34%	30.63%	29.58%
Effective Leverage Ratio(3)	29.34%	30.63%	29.58%

	Fiscal Year Ended May 31
Target Fund	2016	2015
Asset Coverage Ratio(1)	346.40%	340.49%
Regulatory Leverage Ratio(2)	28.87%	29.37%
Effective Leverage Ratio(3)	28.87%	29.37%

(1)	A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities representing indebtedness, bears to the aggregate amount of senior securities representing indebtedness issued by the Fund.
(2)	Regulatory leverage consists of borrowings of a Fund. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(3)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of the Target Fund’s use of total return swaps, in addition to any regulatory leverage, are included in effective leverage ratios.

The timing, amount and terms of any leverage are determined by a Fund’s Board, and may vary with prevailing market or economic conditions. Changes in the timing, amount or terms of leverage may impact the fees and expenses of the Funds.

Board Members and Officers. The Funds have different Board Members. The management of each Fund, including general oversight of the duties performed by the investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. The Target Fund has four (4) Board Members, all of whom are not “interested persons”, as defined in the 1940 Act. The Acquiring Fund has twelve (12) Board Members, two (2) of whom are “interested persons,” as defined in the 1940 Act, and ten (10) of whom are not interested persons. The names and business addresses of the Board Members of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 3—The Election of Board Members” for the Board Members of the Target Fund and “Proposal No. 4—The Election of Board Members” for the Board Members of the Acquiring Fund.

Pursuant to the Target Fund’s by-laws, each member of the Target Fund’s Board serves a single year term and stands for election each year.

Pursuant to the Acquiring Fund’s by-laws, the Acquiring Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of the Acquiring Fund. The board structure of the Acquiring Fund will remain in place following the closing of the Reorganization.

The members of the Acquiring Fund’s Board have adopted a unitary board structure whereby they oversee all funds in the Nuveen fund complex (other than the Target Fund). In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen funds’ business. The Acquiring Fund’s Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Acquiring Fund’s Board’s influence and oversight over the Adviser and other service providers.

All individuals who serve as officers of the Acquiring Fund also serve as officers of the Target Fund; however, there are four individuals who serve as officers of the Target Fund but who do not serve as officers of the Acquiring Fund. Information regarding the officers of the Funds is set forth under “Proposal No. 3—The Election of Board Members—Fund Officers” for the officers of the Target Fund and “Proposal No. 4—The Election of Board Members—Fund Officers” for the officers of the Acquiring Fund.

Investment Adviser. Nuveen Fund Advisors, the Funds’ investment adviser, offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2016, Nuveen managed approximately $882 billion in assets, of which approximately $126 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (each, a “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to each Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Unless earlier terminated as described below, the Target Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until July 1, 2017 and the Acquiring Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2017. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a specific fund-level fee, based only on the amount of assets within such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For the fiscal year ended May 31, 2016, the effective management fee rate of the Target Fund, expressed as a percentage of average total daily managed assets (including assets attributable to leverage), was 0.95%. For the fiscal year ended December 31, 2016, the effective management fee rate of the Acquiring Fund, expressed as a percentage of average total daily managed assets (including assets attributable to leverage), was 0.96%.

The current annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Fund-Level Fee Schedule for the Target Fund

Average Total Daily Managed Assets(1)	Rate
For the first $125 million	0.8000%
For the next $125 million	0.7875%
For the next $250 million	0.7750%
For the next $500 million	0.7625%
Over $1 billion	0.7500%

(1)	For this purpose, “managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage).

Current Fund-Level Fee Schedule for the Acquiring Fund

Average Total Daily Managed Assets(1)	Rate
For the first $500 million	0.8000%
For the next $500 million	0.7750%
For the next $500 million	0.7500%
For the next $500 million	0.7250%
Over $2 billion	0.7000%

(1)	For this purpose, “managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage).

In connection with the closing of the Reorganization, the Acquiring Fund will adopt a revised fund-level management fee schedule that will result in a lower effective management fee rate at current asset levels. Following the closing of the Reorganization, the annual fund-level fee rate for the Acquiring Fund, payable monthly, will be calculated according to the following schedule:

Post-Reorganization Fund-Level Fee Schedule for the Acquiring Fund

Average Total Daily Managed Assets(1)	Rate
For the first $125 million	0.8000%
For the next $125 million	0.7875%
For the next $250 million	0.7750%
For the next $500 million	0.7625%
For the next $500 million	0.7500%
For the next $500 million	0.7250%
Over $2 billion	0.7000%

(1)	For this purpose, “managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage).

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

By applying the Acquiring Fund’s post-Reorganization management fee schedule to the larger asset base of the combined fund, the pro forma effective management fee rate payable by the Acquiring Fund following the Reorganization, expressed as a percentage of net assets as of December 31, 2016, is estimated to be approximately 3 basis points (0.03%) lower than the effective management fee rate payable by the Acquiring Fund before the Reorganization and the same as the effective management fee rate payable by the Target Fund before the Reorganization.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the United States, as stated in the table below. As of December 31, 2016, the complex-level fee rate for each Fund was 0.1625%.

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. With respect to closed-end funds, eligible assets include assets managed by Nuveen Fund Advisors that are attributable to financial leverage, but does not include the notional value of the Target Fund’s total return swaps. For these purposes, financial leverage includes the use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

For the services provided pursuant to each Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee equal to 50% of the management fee, net of any expense reimbursement and supplemental platform service.

A discussion of the basis for the most recent approval of the Target Fund’s Investment Management Agreement and Sub-Advisory Agreement by the Target Fund’s Board is included in the Target Fund’s Semi-Annual Report for the reporting period ended November 30, 2016. A discussion of the basis for the most recent approval of the Acquiring Fund’s Investment Management Agreement and Sub-Advisory Agreement by the Acquiring Fund’s Board is included in the Acquiring Fund’s Semi-Annual Report for the reporting period ended June 30, 2016.

Portfolio Management. As each Fund’s sub-adviser, Nuveen Asset Management is responsible for the investment of each Fund’s Managed Assets. Jay L. Rosenberg, Jeffrey T. Schmitz, CFA, Brenda A. Langenfeld, CFA, Tryg T. Sarsland and John G. Wenker serve as portfolio managers to the Target Fund. Mr. Rosenberg, Mr. Schmitz, Ms. Langenfeld and Mr. Sarsland serve as portfolio managers of the Acquiring Fund and will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio following the consummation of the Reorganization.

Jay L. Rosenberg is a Managing Director at Nuveen Asset Management and a portfolio manager for the Target Fund and the Acquiring Fund. He entered the financial services industry in 1995 and joined FAF Advisors, Inc. in 2005 and was named Lead Portfolio Manager of the Real Estate Securities strategy in 2006. He joined Nuveen Asset Management as Managing Director and Lead Portfolio Manager of the Real Estate Securities and Global Infrastructure strategies on January 1, 2011 in connection with the firm’s acquisition of a portion of FAF’s asset management business. In September 2011, he was named Lead Portfolio Manager of the Real Asset Income strategy and in May 2014, he was named Head of Investments for Real Assets.

Jeffrey T. Schmitz, CFA, is a Vice President at Nuveen Asset Management and a portfolio manager for the Target Fund and the Acquiring Fund. He entered the financial services industry in 1987 and joined FAF in 2006 as Senior Credit Analyst. He joined Nuveen Asset Management on January 1, 2011 as Vice President and Co-Portfolio Manager of the High Yield Bond strategy in connection with the firm’s acquisition of a portion of FAF’s asset management business. In September 2011, he was named Co-Portfolio Manager of the Real Asset Income strategy.

Brenda A. Langenfeld, CFA, is a Vice President at Nuveen Asset Management and a portfolio manager for the Target Fund and the Acquiring Fund. She started working in the financial services industry with FAF Advisors, Inc. in 2004. Previously, Ms. Langenfeld was a member of the High Grade Credit Sector Team, responsible for trading corporate bonds, and prior to that, she was a member of the Securitized Debt Sector Team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Tryg T. Sarsland is a Senior Vice President at Nuveen Asset Management and a portfolio manager for the Target Fund and the Acquiring Fund. He entered the financial services industry in 2000 and joined Nuveen Asset Management as Vice President and Portfolio Manager Associate in 2011. In December 2012, he was named Co-Portfolio Manager of the Global Infrastructure strategy. In March 2014, he was named Senior Vice President and in April 2016, he was named Co-Portfolio Manager of the Real Asset Income strategy.

John G. Wenker is a Managing Director, Head of Real Assets, and a portfolio manager for the Target Fund. Mr. Wenker serves in a strategic role as head of real assets, which includes the firm’s equity and debt real estate products and its global infrastructure strategy. He is the lead manager of the firm’s Real Estate Debt product and co-lead manager of the Real Estate Securities strategy, which invests primarily in equity REITs. Mr. Wenker started working in the financial services industry in 1983 as a mortgage banker at Norwest Mortgage and then as a public finance investment banker focused on housing and government projects for Miller & Schroeder Financial. He also worked for the Minneapolis Community Development Agency managing several of its finance departments including the commercial real estate and housing revenue bond programs. Mr. Wenker joined FAF in 1992 as a portfolio manager for four real estate debt closed-end funds. He joined Nuveen Asset Management in January 2011.

The Reorganization SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Funds, as applicable.

Comparative Risk Information

Because the Funds have the same investment objective, substantially similar investment policies and substantially identical portfolio compositions (other than the Target Fund’s holdings of whole loans and unsecured mortgage-related interests), the Funds are subject to similar risks. However, because the Target Fund has historically invested in whole loans, there are certain differences. The risks associated with an investment in each Fund include:

•

Investment and Market Risk; Market Discount to Net Asset Value Risk. An investment in each Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by a Fund. Shares of closed-end investment companies, like the Funds, frequently trade at a discount to their net asset values. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

•

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the

Fund level) or through certain derivative investments held in the Fund’s portfolio. Leverage typically magnifies the total return of a Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased share net income, but there is no assurance that a Fund’s leveraging strategy will be successful.

•	Common Stock Risk. Common stock returns often have experienced significant volatility.

•

Infrastructure and Real Estate Concentration Risk. Each Fund’s investments are concentrated in issuers of infrastructure and real estate securities. Because each Fund is concentrated in such securities, it may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards infrastructure and real estate companies may adversely affect a Fund, and the performance of infrastructure and real estate issuers may lag behind the broader market as a whole. Also, each Fund’s concentration in infrastructure and real estate may subject the Fund to a variety of risks associated with such companies.

•

Infrastructure Related Securities Risk. Each Fund’s investments in infrastructure related securities will expose the Fund to the consequences of any adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. Investments in infrastructure related securities are also subject to technological risk, developing industries risk, regional risk, strategic asset risk, environmental risk, political and expropriation risk, operational risk, regulatory risk, interest rate risk and inflation risk.

•

Real Estate Related Securities Risk. Real estate related securities, including REIT securities, derive their values from real property values and incomes from real property, and real property values and incomes may decline. These securities have been subject to substantial fluctuations and declines in the past and may continue to be in the future.

•

Natural Resource Related Securities Risk. The value of a Fund’s investments in natural resource related securities may be affected by various factors, including increased market volatility, natural events, inflationary pressure and national and international politics, causing the Fund to perform poorly.

•	Below Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

•	Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk.

•

Non-U.S. Securities Risk; Emerging Markets Risk; Foreign Currency Risk. Investments in non-U.S. securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets. Each Fund may invest up to 50% of its Managed Assets in securities of emerging markets issuers.

•

Mortgage-Backed Securities Risk. Investing in mortgage-backed securities entails various risks, including credit risks inherent in the underlying collateral, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, and geographical concentration risks.

•	Whole Loans, Loan Participations and Other Mortgage-Related Interests Risk. Investing in whole loans and loan participations subjects a Fund to the credit risks of the individual borrowers, and these instruments are generally not backed by any government guarantee or private credit enhancement. The Target Fund’s investment portfolio currently includes whole loans and unsecured mortgage-related interests, while the Acquiring Fund currently has no holdings of such investments. However, in connection with the Reorganization, it is expected that the Acquiring Fund will acquire whole loans and unsecured mortgage-related interests from the Target Fund and that the Acquiring Fund will continue to hold such investments following the Reorganization pursuant to its current investment policies.

•

Warrants and Rights Risk. Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. Warrants and rights to not carry the right to dividends or voting rights with respect to their underlying securities, do not represent any rights in the assets of the issuer and may be considered speculative.

•

Options Strategy Risk. The value of call options sold (written) by a Fund will fluctuate. A Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of its portfolio.

•

Fixed-Income Securities Risk (Interest Rate Risk, Issuer Credit Risk, Call Risk). Fixed-income securities such as bonds and preferred, convertible and other debt securities will decline in value if market interest rates rise. Issuer credit risk is the risk that a security in a Fund’s portfolio will fail to make principal or interest payments when due. Call risk is the risk that issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

•

Derivatives Risk. Derivative instruments, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

•

Convertible Securities Risk. Convertible securities have risks of both equity and debt securities and, as a result, are exposed to certain additional risks. The price of convertible securities will be influenced by interest rates (generally declining when interest rates rise) as well as by the market value of the common stock and the conversion price.

•

Exchange-Traded Funds Risk. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. To the extent a Fund invests in the securities of an ETF, the Fund will bear its pro rata portion of the ETF’s expenses, including advisory fees.

•

Exchange-Traded Notes Risk. ETNs are subject to the risk that the value of the underlying index may decline, at times sharply and unpredictably. In addition, ETNs—which are debt instruments—are subject to risk of default by the issuer. In addition, a liquid secondary market for any particular ETF might not be established or maintained.

•

Master Limited Partnerships Risk. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. As compared to common stockholders of a corporation, holders of MLP units have significantly more limited rights to exercise control over the partnership and to vote on matters affecting the partnership. The value of any investment by a Fund in MLP units will depend on the MLP’s ability to qualify as a partnership for U.S. federal income tax purposes. If an MLP fails to meet the requirements for partnership status under the Code, or if the MLP is unable to do so because of changes in tax law or regulation, the MLP could be taxed as a corporation.

•

Frequent Trading Risk. Each Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

•

Other Investment Companies Risk. An investment in the securities of another investment company will expose a Fund to the risks of investing in the securities held in such other investment company’s portfolio. In addition, a Fund’s shareholders will bear their proportionate share of the fees and expenses of such other investment company in addition to the fees and expenses of the Fund.

The principal risks of investing in the Funds are described in more detail below. See “B. Risk Factors” on page 17 for additional information regarding risks.

Comparative Expense Information

The purpose of the Comparative Fee Table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for the Acquiring Fund’s fiscal year ended December 31, 2016, the Target Fund’s six-month semi-annual period ended November 30, 2016 (annualized) and the pro forma expenses for the twelve (12) months ended December 31, 2016, for the Acquiring Fund following the Reorganization.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Diversified Real Asset Income Fund	Nuveen Real Asset Income and Growth Fund	Nuveen Real Asset Income and Growth Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets)
Management Fees	1.32%	1.35%	1.32%
Interest Expense on Borrowings(3)	0.55%	0.56%	0.56%
Other Expenses(4)	0.22%	0.27%	0.16%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%

Total Annual Expenses	2.11%	2.20%	2.06%

(1)	Annual Expenses (as a percentage of net assets) for Diversified Real Asset Income Fund are based on the expenses of that Fund for the six-month semi-annual period ended November 30, 2016 (annualized). Annual Expenses (as a percentage of net assets) for Nuveen Real Asset Income and Growth Fund are based on the expenses of that Fund for the fiscal year ended December 31, 2016. Annual Expenses (as a percentage of net assets) for Nuveen Real Asset Income and Growth Fund Pro Forma are based on the expenses of Diversified Real Asset Income Fund and Nuveen Real Asset Income and Growth Fund for the twelve (12) months ended December 31, 2016.

(2)	Pro Forma figures reflect the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization. Pro Forma expenses do not include the expenses to be borne by the shareholders of the Funds in connection with the Reorganization, which are estimated to be $75,000 (0.04%) for Nuveen Real Asset Income and Growth Fund and $665,000 (0.20%) for Diversified Real Asset Income Fund. All percentages are based on average net assets for the twelve (12) months ended December 31, 2016.
(3)	Interest Expense on Borrowings reflects the actual borrowing expenses incurred by Diversified Real Asset Income Fund during the six (6)-month semi-annual period ended November 30, 2016 (annualized) and by Nuveen Real Asset Income and Growth Fund during the twelve (12) months ended December 31, 2016. The timing, amount and terms of any leverage are determined by a Fund’s Board, and may vary with prevailing market or economic conditions. Changes in the timing, amount or terms of leverage may impact the fees and expenses of Nuveen Real Asset Income and Growth Fund.
(4)	Other Expenses are estimated based on actual expenses from the prior fiscal period.

The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses, and your actual expenses may be higher or lower. However, based on the assumptions discussed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Diversified Real Asset Income Fund	$21	$66	$113	$244
Nuveen Real Asset Income and Growth Fund	$22	$69	$118	$253
Nuveen Real Asset Income and Growth Fund Pro Forma	$21	$65	$111	$239

Comparative Performance Information

Comparative total return performance for the Funds for periods ended December 31, 2016:

	Average Annual Total Return on Net Asset Value		Average Annual Total Return on Market Value
	One Year	Since Inception	One Year	Since Inception
Diversified Real Asset Income Fund(1)	9.44%	3.78%	9.62%	2.09%
Nuveen Real Asset Income and Growth Fund(2)	12.82%	10.39%	12.37%	7.14%

(1)	Since inception returns are from September 8, 2014.
(2)	Since inception returns are from April 25, 2012.

Average Annual Total Return on Net Asset Value is the combination of changes in share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Acquiring Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Acquiring Fund dividends and distributions, if applicable.

Because the Funds have the same investment objective, substantially similar investment policies and substantially identical portfolio compositions (other than the Target Fund’s holdings of whole loans and unsecured mortgage-related interests), the Funds are subject to similar risks. Because the Target Fund invests in whole loans and unsecured mortgage-related interests while the Acquiring Fund does not currently hold such investments, an investment in the Target Fund is subject to whole loans, loan participations and other mortgage-related interests risk but an investment in the Acquiring Fund is not currently subject to that risk. However, in connection with the Reorganization, it is expected that the Acquiring Fund will acquire whole loans and unsecured mortgage-related interests from the Target Fund and that the Acquiring Fund will continue to hold such investments following the Reorganization pursuant to its current investment policies.

The risks associated with an investment in each Fund are discussed below:

General Risks of Investing in the Funds

Investment and Market Risk. An investment in the shares of a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the underlying securities owned by the Fund. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions, if applicable. In addition, the value of the securities held by a Fund could be materially and adversely affected by an economic downturn or prolonged recession. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase. The shares of each Fund are designed primarily for long-term investors, and you should not view either Fund as a vehicle for trading purposes.

Market Discount to Net Asset Value. The market price of shares of closed-end investment companies may fluctuate and during certain periods may trade at prices lower than net asset value. Because the market price of a Fund’s shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that a Fund’s net asset value could decrease as a result of investment activities.

Leverage Risk. The use of leverage creates special risks for shareholders, including potential interest rate risks and the likelihood of greater volatility of net asset value and market price of, and distributions on, the shares. If the value of a Fund’s portfolio declines while the Fund is using leverage, the net asset value per share will decline by a greater amount than if leverage were not used. Each

Fund may obtain leverage through either borrowings, issuance of preferred shares, reverse repurchase agreements or certain derivative or other portfolio techniques that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of structural leverage plus the amount of leverage from certain derivatives and other portfolio techniques. Each Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings.

Each Fund will pay (and shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the net asset value of the shares. The Acquiring Fund may in the future, based on its assessment of market conditions, increase or decrease its level of leverage or change the types of leverage employed. Such changes may impact net investment income and the market value of shares. There can be no assurance that the Acquiring Fund will maintain the types or levels of leverage historically used or that the Acquiring Fund’s leverage strategy will be successful. The amount of fees paid to Nuveen Fund Advisors (which in turn pays a portion of its fees to Nuveen Asset Management) for investment advisory services will be higher if the Acquiring Fund uses leverage because the advisory fees of the Acquiring Fund will be calculated based on the Acquiring Fund’s managed assets—this may create an incentive for Nuveen Fund Advisors and Nuveen Asset Management to leverage the Acquiring Fund.

If and for so long as a Fund has preferred shares outstanding, the Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price. Neither Fund currently has preferred shares outstanding.

Common Stock Risk. The Funds may have exposure to common stocks. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by a Fund. Also, the price of common stocks is sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which a Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Infrastructure and Real Estate Concentration Risk. Each Fund’s investments are concentrated in the infrastructure and real estate sectors. Because each Fund is concentrated in such sectors, each Fund may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards infrastructure and real estate companies may adversely affect a Fund, and the performance of infrastructure and real estate companies may lag behind the broader market as a whole. Also, a Fund’s concentration in the infrastructure and real estate sectors may subject the Fund to risks associated with companies in those sectors.

Infrastructure Related Securities Risk.

•

General. Each Fund invests significantly in infrastructure related securities, which will expose the Fund to the consequences of any adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. Infrastructure related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure related businesses may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

•

Technological Risk. Technological changes in the way a service or product is delivered may render existing technologies obsolete. Infrastructure assets have very few alternative uses should they become obsolete. Communications utilities may be particularly sensitive to these risks, as telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.

•

Developing Industries Risk. Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by infrastructure companies may not result in viable commercial products. Infrastructure companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such infrastructure issuers may be considerably more volatile than those in more established segments of the economy.

•

Regional Risk. Should an event that impairs assets occur in a region where an infrastructure company operates, the performance of such infrastructure company may be adversely affected. As many infrastructure assets are not moveable, such an event may have enduring effects on the infrastructure company that are difficult to mitigate.

•

Strategic Asset Risk. Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or adverse political actions.

•

Environmental Risk. Infrastructure companies, in particular those in the electrical utility industry, can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure companies significant financial distress. Community and environmental groups may protest the development or operation of assets or facilities of infrastructure companies, and these protests may induce government action to the detriment of infrastructure companies.

•

Political and Expropriation Risk. Governments may attempt to influence the operations, revenue, profitability or contractual relationships of infrastructure companies or expropriate infrastructure companies’ assets. The public interest aspect of the products and services provided by infrastructure companies means political oversight will remain pervasive.

•

Operational Risk. The long-term profitability of infrastructure companies is partly dependent on the efficient operation and maintenance of their assets. Infrastructure companies may be subject to service interruptions due to environmental disasters, operational accidents or terrorist activities, which may impair their ability to maintain payments of dividends or interest to investors. The destruction or loss of an asset or facility may have a major adverse impact on an infrastructure company. Failure by the infrastructure company to operate and maintain its assets or facilities appropriately or to carry appropriate, enforceable insurance could lead to significant losses.

•

Regulatory Risk. Many infrastructure companies are subject to significant national, regional and local government regulation, which may include how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of infrastructure issuers. Regulators that have the power to set or modify the prices infrastructure issuers can charge for their products or services can have a significant impact on the profitability of such infrastructure issuers. The returns on regulated assets or services are usually stable during regulated periods, but may be volatile during any period that rates are reset by the regulator.

Infrastructure companies may be adversely affected by additional regulatory requirements enacted in response to environmental disasters or to address ongoing environment concerns, which may impose additional costs or limit certain operations by such companies operating in various sectors. Non-U.S. infrastructure companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Non-U.S. infrastructure companies may be more heavily regulated by their respective governments than companies in the United States and, as in the United States, may be required to seek government approval for rate increases. In addition, non-U.S. infrastructure companies in the electrical utility industry may use fuels that may cause more pollution than those used in the United States, which may require such companies to invest in pollution control equipment to meet any proposed pollution restrictions. Non-U.S. regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

•

Interest Rate Risk. Due to the high costs of developing, constructing, operating and distributing assets and facilities, many infrastructure companies are highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets. The structure and nature of the debt is therefore an important element to consider in assessing the interest rate risk posed by infrastructure companies. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including how they impact returns to equity holders) are crucial factors in assessing the degree of interest rate risk.

•

Inflation Risk. Many infrastructure companies may have fixed income streams and, therefore, may be unable to increase their dividends during inflationary periods. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not always be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

Real Estate Related Securities Risk. Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition for tenants, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to them, and companies that service the real estate industry. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills, which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by a Fund will fail to qualify for this tax-free pass-through treatment of its income, in which case the REIT would become subject to U.S. federal income tax. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. Each Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

Natural Resource Related Securities Risk. During periods of financial or economic instability, the securities of companies engaged in the ownership, development, exploration, production, distribution or processing of natural resources, as well as the securities of companies that are suppliers to firms producing natural resources, instruments with economic characteristics similar to natural resources securities or direct holdings of natural resources, may be subject to extreme price fluctuations, reflecting the high volatility of natural resources’ prices. In addition, the instability of the prices of particular natural resources may result in volatile earnings of natural resource companies, which could lead to volatility in their financial condition and in the value of their securities. Additionally, due to the close connection between natural resources and where they are located, securities of natural resource companies may be particularly affected by events occurring in the countries or regions where such natural resources are found. This is heightened with respect to natural resources that are scarce or that are predominantly located in particular areas.

Below Investment Grade Risk. Debt instruments rated below investment grade are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high yield debt,” which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher rated instruments. The secondary market for instruments rated below investment grade may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security. Distressed and defaulted securities generally present the same risks as investments in below investment grade debt instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress.

Preferred Stock Risk. Generally, preferred stockholders have no voting rights with respect to the election of the directors of the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have such voting rights. As a result, while a holder of preferred stock bears many of the same economic risks as a holder of common stock, a holder of preferred stock has a significantly lower level of influence over the issuing company than a holder of common stock. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by a Fund.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks in addition to those presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets; potential adverse effects of fluctuations in currency exchange rates or controls on the value of a Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible governmental seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease a Fund’s return. These risks are more pronounced to the extent that a Fund invests a significant amount of its assets in companies located in one region and to the extent that a Fund invests in securities of issuers in emerging markets. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with each Fund’s ability to enforce its rights against non-U.S. sovereign issuers.

To the extent a Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.

Each Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, each Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. See “Federal Income Tax Matters” in the Reorganization SAI.

Emerging Markets Risk. Risks of investing in emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in securities denominated in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may in the future have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of securities issued by companies in those countries.

Foreign Currency Risk. Because each Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that a Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. Each Fund does not currently expect to enter into foreign currency hedging transactions. However, each Fund may enter into foreign currency transactions in an attempt to mitigate risks and enhance total return. Such transactions, if undertaken, may further expose the Fund to the risks of foreign currency movements and other risks. The use of foreign currency transactions can result in a Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Mortgage-Backed Securities Risk. A mortgage-backed security (“MBS”) (including a commercial mortgage-backed security, or a “CMBS”) may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities, as was the case during the recession of 2007–2009. Mortgage-backed securities are subject to pre-payment risk, which is the risk that the borrowers under the mortgage loans underlying a Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, including essentially each CMBS, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.

Whole Loans, Loan Participations and Other Mortgage-Related Interests Risk. Whole loans and loan participations represent undivided (in the case of the whole loans) and fractional (in the case of loan participations) interests in individual loans secured by residential real estate, including multi-family and/or single family residences, or commercial real estate, including shopping malls, retail space, office buildings and/or industrial or warehouse properties. The market values of and cash flows to these instruments are highly dependent on creditworthiness and economic situation of the particular borrowers under each loan, and therefore the performance of individual whole loans and loan participations may suffer even when general economic conditions are favorable. Whole loans and loan participations also may subject a Fund to a greater risk of loss arising from defaults by borrowers under the related loans than do mortgage-backed securities because whole loans and loan participations, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risks may be greater during a period of declining or stagnant real estate values. The individual loans underlying whole loans and loan participations may be larger than those underlying mortgage-backed securities. There may be certain costs and delays in the event of a foreclosure, and there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, accrued but unpaid interest and all foreclosure expenses, in which case a Fund may suffer a loss. In addition to the foregoing, with respect to loan participations, a Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent upon the cooperation of the other participation holders.

Investment in whole loans and loan participations relating to multi-family residential properties may subject a Fund to a higher level of risk than investment in whole loans and loan participations relating to other residential properties. Multi-family lending is generally viewed as involving a greater risk of loss than one- to four-family residential lending. Multi-family lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. Furthermore, the repayment of loans secured by income-producing multifamily properties is typically dependent upon the successful operation of the underlying real estate project. If the cash flow from the project is reduced (for example, if leases are not obtained or renewed), the borrower’s ability to repay the multi-family loan may be impaired. The market values of and cash flow to multi-family real estate can be affected significantly by supply and demand in the local market for the residential rental property and, therefore, the value to a Fund of any whole loans or loan participations relating to multi-family properties will be highly sensitive to changes in the local economic conditions where such multi-family properties are located. In addition, market values may vary as a result of economic events or governmental regulations outside the control of the borrower or lender, such as rent control laws, which impact the future cash flow to the property.

Investment in whole loans and loan participations relating to commercial properties may subject a Fund to certain risks that do not typically apply to investment in whole loans and loan participations relating to residential properties. Market values of and cash flows to commercial real estate may be adversely affected by declines in rental or occupancy rates and extended vacancies, the management skills of the borrower or third-party manager operating a business at the commercial property, overbuilding and changes in zoning laws and other environmental and land use regulations. Mortgage loans relating to commercial properties are also generally not fully amortizing, meaning they may have a significant “balloon” payment due at maturity. Loans with a balloon payment may be riskier than fully amortizing loans because the ability of a borrower to make a balloon payment will typically depend on its ability to either refinance the loan or sell the property, which the borrower may not be able to accomplish on commercially acceptable terms, if at all. In addition, mortgage loans relating to commercial properties are typically non-recourse to the borrowers, resulting in a higher risk of loss in the event of a foreclosure.

Certain loan participations held by a Fund may continue to have the mortgage servicers reflected as record owners of the underlying mortgages. Accordingly, if the mortgage servicer under a particular loan participation were to become insolvent, to have a receiver, conservator or similar official appointed for it by an appropriate regulatory authority or to become a debtor in a bankruptcy proceeding, there is a risk that a Fund’s rights to payments under the loan participation could become subject to the claims of the mortgage servicer’s creditors, which would adversely affect the value of the loan participation to the Fund. A Fund could also incur costs and delays in enforcing its rights to such payments.

Whole loans and loan participations are illiquid and may be difficult to sell when the sub-adviser deems it advisable to do so. See “Illiquid Securities Risk” below. Whole loans and loan participations, like mortgage-backed securities, are also subject to pre-payment risk, which is the risk that the borrowers under the mortgage loans might pay off their mortgage loans sooner than expected, which could happened when interest rates fall or for other reasons, which could cause the value of a Fund’s whole loans and loan participations to fall. Moreover, if the mortgage loans are paid off sooner than expected, a Fund may have to reinvest the proceeds in other securities that have lower yields.

The Target Fund’s investment portfolio currently includes whole loans and unsecured mortgage-related interests, while the Acquiring Fund currently has no holdings of such investments. However, in connection with the Reorganization, it is expected that the Acquiring Fund will acquire whole loans and unsecured mortgage-related interests from the Target Fund and that the Acquiring Fund will continue to hold such investments following the Reorganization pursuant to its current investment policies.

Warrants and Rights Risk. Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security, and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that a Fund could lose the purchase price of a warrant or right if the right to subscribe for additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Risks Associated with the Options Strategy. There can be no assurance that either Fund will be successful in implementing its options strategy. Risks that may adversely affect the ability of a Fund to successfully implement its options strategy include the following:

•

Risks Associated with Selling Options. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As a Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If a Fund experiences net asset value erosion, which itself may have an indirect negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders. To the extent a Fund writes custom basket call options or other call options that are not fully covered by securities in its portfolio, it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund’s portfolio appreciates in value above the exercise price of the option by an amount that exceeds the premium received on the option. The amount of this loss could be unlimited. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver cash or the underlying security at the exercise price.

•

Over-the-Counter Option Risk. The Funds may write (sell) unlisted over-the-counter options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally have less market liquidity than exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. A Fund may be required to treat as “illiquid” securities being used to cover certain written OTC options. The OTC options written by a Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, a Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, a Fund may be unable to liquidate an OTC option position.

•	Tax Risk. Generally, the income from an OTC option written by a Fund will not be recognized by the Fund for federal income tax purposes until the option is exercised,

expires or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option expires without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such an option will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain or loss depending on the exercise price of the option, the option premium, and the adjusted basis of the security underlying the option. The character of any gain or loss on the sale of the underlying security as short-term or long-term capital gain or loss will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

•

Each Fund may be subject to the “straddle rules” under U.S. federal income tax law to the extent it takes offsetting positions with respect to personal property. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. Under certain circumstances, the Funds may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, in addition to other possible tax consequences, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. See “Federal Income Tax Matters” in the Reorganization SAI.

Fixed-Income Securities Risk. Risks associated with investments in fixed-income securities include the following:

•

Interest Rate Risk. Interest rate risk is the risk that fixed rate debt instruments will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such instruments generally will fall. Longer-term debt securities are generally more sensitive to interest rate changes. A Fund’s investment in such fixed rate instruments means that the net asset value and market price of common shares may decline if market interest rates rise. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed income securities if interest rates increase as a result could negatively impact the Funds.

•

Issuer Credit Risk. Issuers of debt instruments in which a Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the net asset value of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that any collateral securing a debt instrument could be readily liquidated. In the event of the bankruptcy of an issuer, a Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a debt instrument. These risks are heightened if and to the extent a defaulting issuer has creditors with claims senior to those represented by the debt instruments held by the Fund. In addition, to the extent that the credit rating assigned to a security in a Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

•

Call Risk. The Funds may invest in debt instruments, which are subject to call risk. Debt instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its debt instruments if they can be refinanced by issuing new debt instruments that bear a lower interest rate. Each Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high-yielding debt instruments. Each Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in each Fund’s income.

•

Income Risk. Each Fund’s income could decline due to falling market interest rates. This is because in a falling interest rate environment, each Fund generally will have to invest the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” above), in lower-yielding debt securities.

Derivatives Risk, Including the Risk of Swaps. Each Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a Fund enters into a derivative transaction, it could lose more than the principal amount invested. Whether a Fund’s use of derivatives is successful will depend on, among other things, if the Adviser correctly forecasts market values, interest rates and other applicable factors. If the Adviser incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected.

The Funds may enter into debt-related derivatives instruments including interest rate and other swap contracts. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect each Fund’s ability to successfully use derivative instruments.

Furthermore, the derivative investments may be illiquid. Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by a Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close futures or derivatives positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Derivatives Regulatory Risk. Future regulatory developments could impact each Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategies, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in each Fund or the ability of each Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions (for example, the Volcker Rule) could also prevent the Fund from using certain instruments.

The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. The Dodd-Frank Act grants significant authority to the SEC and the Commodity Futures Trading Commission (“CFTC”) to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect each Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by a Fund, restrict each Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

Further, in February 2012, the CFTC issued a final rule rescinding and amending certain exemptions from registration requirements under the U.S. Commodity Exchange Act of 1936 (the “CEA”) previously available to investment advisers registered with the SEC under the 1940 Act, including the exemption available under CFTC Rule 4.5. In the event that a Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed a certain threshold, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC. In the event the Adviser is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to each Fund, which may increase each Fund’s expenses.

Clearing Broker and Central Clearing Counterparty Risk. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by a Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of a Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, a Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Counterparty Risk. Changes in the credit quality of the companies that serve as a Fund’s counterparties with respect to derivatives, OTC options or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties to these transactions in the past have incurred significant losses and financial hardships, including bankruptcy, as a result of significant exposure to credit investments that have experienced defaults or otherwise suffered extreme credit deterioration. Such hardships reduced these entities’ capital and called into question their continued ability to perform their obligations. There can be no assurance that the counterparties to the Funds’ derivative instruments will not suffer similar financial hardships in the future. By using derivatives or other transactions supported by a counterparty’s credit, each Fund assumes the risk that the counterparty could experience similar financial hardships. In the event of the insolvency of a counterparty, a Fund may sustain losses or be unable to liquidate a derivatives position.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to respond to changes in the market price of the common stock of the issuing company underlying the convertible security when that common stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Exchange-Traded Funds Risk. The Funds may invest in the securities of ETFs, to the extent permitted by law. Most ETFs are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. Most ETFs are passively managed and their shares are traded on a national securities exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. To the extent a Fund invests in the securities of an ETF, the Fund will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. ETF shares may trade at a discount or premium to their net asset value. ETFs are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange.

Exchange-Traded Notes Risk. Like other index-tracking instruments, ETNs are subject to the risk that the value of the index may decline, at times sharply and unpredictably. In addition, ETNs—which are debt instruments—are subject to risk of default by the issuer. ETNs differ from ETFs. While ETFs are subject to market risk, ETNs are subject to both market risk and the risk of default by the issuer. ETNs are also subject to the risk that a liquid secondary market for any particular ETN might not be established or maintained.

Master Limited Partnerships Risk. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have significantly more limited rights to exercise control over the partnership and to vote on matters affecting the partnership. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources and their securities may trade infrequently and in limited volumes and be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. A Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Additionally, since MLPs generally conduct business in multiple states, a Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact a Fund’s return on its investment in MLPs. The value of any investment by a Fund in MLP units will depend on the MLP’s ability to qualify as a partnership for U.S. federal income tax purposes. If an MLP fails to meet the requirements for partnership status under the Code, or if the MLP is unable to do so because of changes in tax law or regulation, the MLP could be taxed as a corporation. In that case, the MLP would be obligated to pay U.S. federal income tax at the entity level, and distributions received by the Fund would be taxed as dividend income. The Funds may also invest in debt securities issued by MLPs. See “Fixed-Income Securities Risk—Issuer Credit Risk,” “Fixed-Income Securities Risk—Interest Rate Risk” and “Below Investment Grade Risk.”

Small and Mid-Capitalization Stock Risk. The Funds may invest in companies with small, medium and large capitalizations. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is typically the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. Each Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public.

Investments in Unseasoned Companies. The Funds may invest in the securities of less seasoned companies. These investments may involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Funds may invest will be start-up companies, which may have insubstantial operational or earnings histories or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Less seasoned companies may seek to compete in markets and industries in which there are more established companies with substantially greater financial resources than they have, which could place such less seasoned companies at a significant competitive disadvantage and make it difficult for them to gain market share.

When-Issued and Delayed-Delivery Transactions Risk. The Funds may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. To the extent a Fund invests in securities on a “when-issued” or “delayed-delivery” basis, a separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Illiquid Securities Risk. The Funds may invest in or hold securities and other instruments that are illiquid. Illiquid securities are securities that are not readily marketable and may include “restricted securities,” which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or, if the resale is unregistered, may be sold only in certain types of privately negotiated transactions or otherwise pursuant to an available exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which a Fund is carrying the securities on its books. This risk will be heightened for the Acquiring Fund for so long as the Acquiring Fund retains certain less liquid holdings of the Target Fund, including whole loans and unsecured mortgage-related interests.

Frequent Trading Risk. Each Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As a result of inflation the real value of a Fund’s common shares and distributions on these shares can decline over time.

Other Investment Companies Risk. An investment in the securities of another investment company will expose a Fund to the risks of investing in the securities held in such other investment company’s portfolio. In addition, a Fund’s shareholders will bear their proportionate share of the fees and expenses of such other investment company in addition to the fees and expenses of the Fund. The securities of other investment companies may also be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose a Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, because deflation increases the real cost of servicing debt obligations, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Market Disruption and Geopolitical Risk. In the past, wars and other military operations, political and social unrest, terrorism and other geopolitical events have had an impact on the U.S. and world economies and securities markets and have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term economic effects. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, investor psychology, inflation and other factors that could affect the value of the Funds’ shares.

Legislation and Regulatory Risk. Legislation or additional regulations may in the future be enacted that could negatively affect the assets of the Funds or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Funds invest. Legislation or regulation may also change the way in which the Funds themselves are regulated, which could, among other things, increase each of the Fund’s expenses or limit the instruments in which the Funds may invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Funds or will not impair the ability of each Fund to achieve its investment objective.

Cybersecurity Risk. Technology, such as the Internet, has become more prevalent in the course of business, and as such, the Funds and their service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact a Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause a Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support a Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While each Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, each Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of a Fund, or the Adviser. Absent an exemption from the SEC or other regulatory relief, each Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate, including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit a Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions. The declaration of trust and by-laws of each of the Funds include provisions that could limit the ability of other entities or persons to acquire control of a Fund or convert a Fund to open-end status. These provisions could have the effect of depriving shareholders of opportunities to sell their common shares at a premium to the then current market price of the common shares. See “Additional Information About the Funds—Certain Provisions in the Funds’ Declarations of Trust and By-Laws.”

C.	INFORMATION ABOUT THE REORGANIZATION

General

Each Fund’s Board has determined that the Reorganization would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization as part of an ongoing initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. As noted above, the Acquiring Fund and the Target Fund have the same investment objective, substantially similar investment policies and risks and substantially identical portfolio compositions (other than the Target Fund’s holdings of whole loans and unsecured mortgage-related interests).

Based on information provided by the Adviser, the Reorganization is intended to benefit Fund shareholders in a number of ways, including, among other things:

•

Fee and expense savings for each Fund, following the recoupment of Reorganization-related expenses borne by the Fund, through economies of scale and cost savings from Nuveen’s scaled governance platform, which may result in higher common share net earnings that, in turn, may support higher distribution rates over time;

•

Improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements and, over time, narrower trading discounts relative to net asset value; and

•	Increased portfolio and leverage management flexibility due to the larger asset base of the combined fund.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, the requisite shareholder approval must be obtained at each Fund’s Annual Meeting. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining such shareholder approval and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal approve such proposal and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the Reorganization is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including continuing to operate the Fund as a stand-alone fund.

Terms of the Reorganization

General. The Agreement and Plan of Reorganization by and between the Acquiring Fund and the Target Fund (the “Agreement”), in the form attached as Appendix A to this Joint Proxy Statement/Prospectus, provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares received by the Target Fund to its shareholders, as part of the liquidation, dissolution and termination of the Target Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be distributed to the Target Fund’s shareholders in connection with the Reorganization and, in lieu of such fractional shares, the Target Fund’s shareholders entitled to receive a fractional share will receive cash in an amount equal to a pro-rata share of the proceeds from the sale by the Acquiring Fund’s transfer agent of the aggregated fractional shares in the open market (as described further below), which may be higher or lower than net asset value.

As a result of the Reorganization, the assets of the Acquiring Fund and the Target Fund would be combined, and the shareholders of the Target Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about July 10, 2017, or such other date as the parties may agree (the “Closing Date”). Following the Reorganization, the Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end management investment company, with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The aggregate net asset value, as of the Valuation Time (as defined below), of the Acquiring Fund common shares received by the Target Fund in connection with the Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time. However, no fractional Acquiring Fund common shares will be distributed to the Target Fund’s shareholders in connection with the Reorganization. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional common shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets at the effective time of the Reorganization. As a result of the Reorganization, including the issuance of additional common shares by the Acquiring Fund in connection with the Reorganization, shareholders of each Fund will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganization, and thus, shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually.

Valuation of Assets and Liabilities. Pursuant to the Agreement, the value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of the Target Fund’s assets will be determined by using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as will be mutually agreed upon by the parties (and approved by the Board of the Target Fund and the Board of the Acquiring Fund).

Distributions. Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if the Target Fund has undistributed net investment income or undistributed net capital gains, the Target Fund is required to declare a distribution, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement. Consequently, Target Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than the Target Fund’s undistributed net investment income and undistributed realized net capital gains immediately preceding the distributions described above, if any. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Reorganization is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Reorganization.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the receipt of shareholder approval of the Agreement at the Target Fund’s Annual Meeting, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund common shares to be issued to Target Fund shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of the Reorganization is subject to the satisfaction or waiver of the following closing conditions, among others: (1) the requisite approval by the shareholders of each Fund of the applicable proposal with respect to the Reorganization in this Joint Proxy Statement/Prospectus, (2) each Fund’s receipt of an opinion substantially to the effect that the Reorganization will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganization”), (3) the absence of legal proceedings challenging the Reorganization, and (4) the Funds’ receipt of certain customary certificates and legal opinions.

Termination. The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by each Fund’s Board. In addition, either Fund may at its option terminate the Agreement at or before the closing due to: (1) a breach by the other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (3) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Target Fund Board’s Reasons for the Reorganization

Based on the considerations below, the Board of the Target Fund, which is comprised entirely of Independent Board Members, has determined that the Reorganization would be in the best interests of the Fund and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Board approved the Reorganization and recommended that the Target Fund’s shareholders approve the Reorganization.

In preparation for an in-person meeting of the Board of the Target Fund held on March 13, 2017 (the “Meeting”) at which the Reorganization was considered, Nuveen provided the Target Fund Board, prior to the Meeting, with information regarding the proposed Reorganization, including the rationale therefor and alternatives to the Reorganization. Prior to approving the Reorganization, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Board of the Target Fund considered a number of principal factors presented at the time of the Meeting in reaching its determinations, including the following:

•	the similarities and differences in the Target Fund’s and Acquiring Fund’s investment objectives and principal investment strategies;

•	the Target Fund’s and Acquiring Fund’s relative risks;

•	the Target Fund’s relative size;

•	the relative investment performance and trading discount history of the Target Fund;

•	the relative fees and expense ratios of the Target Fund and the Acquiring Fund;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which the Target Fund would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Target Fund;

•	the effect of the Reorganization on shareholder services and shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits to Nuveen and its affiliates as a result of the Reorganization.

Investment Similarities and Differences. Based on the information presented, the Board of the Target Fund considered that the Target Fund and Acquiring Fund have the same investment objective (high level of current income and long-term capital appreciation) and substantially similar investment policies. The Board of the Target Fund recognized that the Target Fund and the Acquiring Fund both employ structural leverage through borrowings from financial institutions and may utilize derivatives and other portfolio techniques that have the economic effect of leverage by creating additional investment exposure.

Relative Risks. The Board of the Target Fund noted that the Funds are subject to similar principal risks except that the Target Fund is also subject to risks related to its investment in whole loans.

Relative Sizes. The Board of the Target Fund noted that the Target Fund had total assets of approximately $324.6 million as of December 31, 2016 and the Acquiring Fund had total assets of approximately $176.4 as of December 31, 2016.

Investment Performance and Portfolio Managers. The Board of the Target Fund considered the investment performance of the Target Fund over various periods. The Board of the Target Fund took into account that most of the same portfolio managers that currently manage the Target Fund also manage the Acquiring Fund. The Board of the Target Fund considered the performance of the Acquiring Fund and noted that it differs from the Target Fund insofar as the Acquiring Fund does not invest in whole loans. The Board of the Target Fund considered the Target Fund’s and the Acquiring Fund’s discount trading history and noted that the Acquiring Fund may trade more strongly relative to net asset value due to its solution-oriented investment strategy focused on income-producing real asset investments; its position within a category of funds that historically has been able to attract more consistent secondary market demand over time; and its anticipated competitive distributions and attractive long-term return potential with lower volatility.

Fees and Expense Ratios. The Board of the Target Fund considered that the fee and expense structure of the Acquiring Fund is similar to that of the Target Fund’s current fee and expense structure. The Board of the Target Fund noted that based on average assets as of December 31 2016, the management fee and total expenses under the Acquiring Fund’s investment management agreement on a pro forma basis, expressed as a percentage of Managed Assets, would have been slightly lower than the current management fee and total expenses paid by the Target Fund.

The Board of the Target Fund recognized that the investment advisory services to be provided under the investment management agreement between the Acquiring Fund and Nuveen Fund Advisors are similar to those provided under the current advisory agreement between the Target Fund and Nuveen Fund Advisors. The Board of the Target Fund noted that both investment management agreements are comprised of a fund-level fee rate and a complex-level fee rate, both of which include breakpoints and that the fee rate under both agreements is calculated based on Managed Assets.

Tax Consequences of the Reorganization. The Board of the Target Fund considered the federal income tax implications of the Reorganization. The Board of the Target Fund noted that the Reorganization of the Target Fund with and into the Acquiring Fund will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes. The Board further considered that, as a condition to closing, the Funds will receive an opinion of Vedder Price P.C. substantially to the effect that, subject to certain assumptions and representations to be made by the Funds, the proposed Reorganization will qualify as a tax-free reorganization under Section 368 of the Code. Accordingly, the Board noted that it is expected that neither Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. The Board of the Target Fund noted that undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. The Board of the Target Fund considered that under the terms of the Agreement, if the Target Fund has undistributed net investment income or undistributed net capital gains, the Target Fund is required to declare a distribution, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) for all taxable periods ending on or before the Closing Date. The Board of the Target Fund further noted that the Acquiring Fund is not subject to a similar distribution requirement. Consequently, the Board of the Target Fund considered that Target Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than the Target Fund’s undistributed net investment income and undistributed realized net capital gains immediately preceding the distributions described above, if any. As a result, the Board of the Target Fund further noted that the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Reorganization is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Reorganization.

Costs of the Reorganization. The Board of the Target Fund considered that shareholders will indirectly bear the costs of the Reorganization, whether or not the Reorganization is consummated. The Board noted that the total costs of the Reorganization are estimated to be $740,000, and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganization. The Board of the Target Fund further noted that the estimated allocation of the costs between the Funds is as follows: $75,000 (0.04%) for the Acquiring Fund and $665,000 (0.20%) for the Target Fund (all percentages are based on average net assets for the twelve (12) months ended December 31, 2016). The Board of the Target Fund considered that the allocation of the costs of the Reorganization will be based on the relative expected benefits of the Reorganization during the first year following the Reorganization, including forecasted operating cost savings (i.e., total expenses excluding the costs of leverage) and improved secondary market trading, if any, to each Fund.

Dilution. The Board of the Target Fund considered that holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Target Fund as of the Valuation Time (including for this purpose any fractional Acquiring Fund common shares to which shareholders would be entitled). The Board of the Target Fund noted that fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares.

Alternatives to the Reorganization. The Board of the Target Fund considered alternatives to the Reorganization, including the continued operation of the Target Fund as a stand-alone fund, but concluded that the Reorganization was in the best interests of the Target Fund and its shareholders.

Potential Benefits to Nuveen. The Board of the Target Fund recognized that the Reorganization may result in some benefits for Nuveen insofar as certain operational efficiencies that will be gained from the Reorganization.

Conclusion. The Board of the Target Fund approved the Reorganization, concluding that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Board of the Target Fund did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of December 31, 2016 and the pro-forma combined capitalization of the combined fund as if the Reorganization had occurred on that date. The table reflects pro forma exchange ratios of approximately 1.00354461 shares of the Acquiring Fund issued for each share of the Target Fund. If the Reorganization is consummated, the actual exchange ratios may vary.

	Nuveen Real Asset Income and Growth Fund	Diversified Real Asset Income Fund	Pro Forma Adjustments		Nuveen Real Asset Income and Growth Fund
Shareholders’ Equity:
Shares, $0.01 par value per share; 9,752,650 shares outstanding for Nuveen Real Asset Income and Growth Fund; 17,835,395 shares outstanding for Diversified Real Asset Income Fund; and 27,651,232 shares outstanding for Nuveen Real Asset Income and Growth Fund Pro Forma	$97,527	$178,354	$631	(2)	$276,512
Paid-in surplus	179,837,139	434,682,235	(740,631	)(3)	613,778,743
Undistributed (over-distribution of) net investment income	(614,739)	1,034,456	(332,533	)(4)	87,184
Accumulated net realized gain (loss)	(3,359,096)	(87,097,565)	—		(90,456,661)
Net unrealized appreciation (depreciation)	478,655	(24,125,575)	—		(23,646,920)

Net assets	$176,439,486	$324,671,905	($1,072,533)		$500,038,858

Net asset value per share outstanding (net assets, divided by shares outstanding)	$18.09	$18.20			$18.08
Authorized shares:	unlimited	unlimited			unlimited

(1)	The pro forma balances are presented as if the Reorganization were effective as of December 31, 2016 and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about July 10, 2017, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.

(2)	Assumes the issuance of 17,898,582 common shares of Nuveen Real Asset Income and Growth Fund in exchange for the net assets of Diversified Real Asset Income Fund. These numbers are based on the net asset values of Nuveen Real Asset Income and Growth Fund and Diversified Real Asset Income Fund as of December 31, 2016, adjusted for estimated Reorganization costs and the effect of distributions.
(3)	Includes the impact of estimated total Reorganization costs of $740,000, which are currently expected to be borne by Nuveen Real Asset Income and Growth Fund and Diversified Real Asset Income Fund in the amounts of $75,000 and $665,000, respectively.
(4)	Assumes Diversified Real Asset Income Fund makes net investment income distributions of $332,533.

Expenses Associated with the Reorganization

In evaluating the Reorganization, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $740,000 which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganization (whether or not consummated) will be allocated between the Funds ratably based on the relative expected benefits of the Reorganization during the first year following the Reorganization, including forecasted operating cost savings (i.e., total expenses excluding the costs of leverage) and improved secondary market trading, if any, to each Fund. Reorganization expenses have been or will be reflected in each Fund’s net asset value at or before the close of trading on the business day immediately prior to the close of the Reorganization. These estimated expenses are currently expected to be borne by the Acquiring Fund and the Target Fund in the amounts of $75,000 (0.04%) and $665,000 (0.20%) (all percentages are based on average net assets for the twelve (12) months ended December 31, 2016).

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of each Fund, shareholders do not have dissenters’ rights of appraisal with respect to the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund common shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the pro rata distribution of all the Acquiring Fund common shares so received by the Target Fund to the Target Fund shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund common shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund common shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund common shares to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund common shares, except to the extent the Target Fund shareholders receive cash in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund common shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a Target Fund shareholder would be entitled) will be the same as the aggregate basis of the Target Fund common shares exchanged therefor by such shareholder.

6.	The holding period of the Acquiring Fund common shares received by each Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund common share to which a Target Fund shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund common shares are held as capital assets at the effective time of the Reorganization.

7.	The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) or any state, local or non-U.S. tax issues of any kind.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the closing of the Reorganization, the Target Fund will declare a distribution to its shareholders, which, together with all other distributions to shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code), if any, through the Closing Date of the Reorganization. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares.

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganization not occurred. However, the effect of these potential limitations will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of December 31, 2016, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

	Acquiring Fund	Target Fund
Not subject to expiration	$1,519,011	$78,506,734

A Fund is generally able to carry forward net capital losses arising in taxable years beginning after December 22, 2010 indefinitely.

In addition, the shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund and Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. The foregoing description of the federal income tax consequences of the Reorganization is also made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers regarding the specific consequences to them of the Reorganization, including the federal, state, local and non-U.S. tax consequences with respect to the foregoing matters and any other considerations that may be applicable to them.

Shareholder Approval

The Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding common shares entitled to vote on the matter. Because the approval of Proposal No. 1 requires that a minimum percentage of the Target Fund’s outstanding common shares be voted in favor of the proposal, abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganization. “Broker non-votes” are shares held by a broker or nominee, typically in “street name,” for which the broker or nominee returns a valid proxy but are not voted because (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary authority to vote such shares.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, the requisite shareholder approval must be obtained at each Fund’s Annual Meeting. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining such shareholder approval and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal approve such proposal and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the Reorganization is not consummated, the Target Fund’s Board may take such actions as it deems in the best interests of the Fund, including continuing to operate the Target Fund as a stand-alone fund.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund

General

As a general matter, the common shares of the Acquiring Fund and the Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights, except as the Trustees may authorize, or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share entitles its holder to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are substantially similar to the provisions of the Target Fund’s declaration of trust, and each contains, among other things, similar super-majority voting provisions (which are described under “Additional Information About the Funds—Certain Provisions in the Funds’ Declarations of Trust and By-Laws”). The full text of each Fund’s declaration of trust is on file with the SEC and may be obtained as described on page v.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganization is consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the shareholders of the Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset value of the Target Fund assets that are transferred in the Reorganization, in each case as of the Valuation Time.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganization will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Description of Massachusetts Business Trusts.”

Distributions

The Funds have similar dividend policies with respect to the payment of dividends on their common shares. The Funds have a cash-flow based distribution program with distributions declared and paid on a monthly basis. Under a cash-flow based program, the Funds seek to maintain stable regular distributions based on the net cash flow received from portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Funds invest in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. Any net gains realized by the Funds on sales of securities are distributed to shareholders at least annually. As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders of record as of the end of the Acquiring Fund’s taxable year will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the common shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Federal Income Tax Matters Associated with Investment in the Acquiring Fund” under “Additional Information About the Funds” below and “Federal Income Tax Matters” in the Reorganization SAI.

Dividend Reinvestment Plan

Generally, the terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund and the Target Fund are identical. Under the Acquiring Fund’s Plan, if your Acquiring Fund shares are registered directly with the Acquiring Fund or if you hold your shares with a brokerage firm that participates in the Acquiring Fund’s Plan, your distributions, including any capital gain distributions, will automatically be reinvested in additional shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company (“State Street”), as dividend paying agent. The tax character of distributions (as consisting of ordinary income or capital gain) will be the same regardless of whether such distributions are reinvested or received in cash. See “Federal Income Tax Matters Associated with Investment in the Acquiring Fund” under “Additional Information About the Funds.”

Under the Acquiring Fund’s Plan, the number of shares you will receive will be determined as follows:

(1) If the shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the market price on that date.

(2) If shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (i) net asset value per share determined on the last business day immediately prior to the purchase date or (ii) 95% of the market price on that date.

You may withdraw from the Acquiring Fund’s Plan at any time by giving written or telephonic notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street, Attn: Computershare, Nuveen, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives confirmation of all transactions in the accounts, including information you may need for tax records. Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

In connection with the Reorganization, the Target Fund’s Plan will be terminated and shareholders who elected to participate in such Plan as of the Closing Date will be automatically enrolled in the Acquiring Fund’s Plan.

Common Share Price Data

The common shares of the Acquiring Fund and the Target Fund are listed on the NYSE. Upon the closing of the Reorganization, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

The following tables show for the periods indicated: (1) the high and low sales prices for common shares of each Fund reported as of the end of the day on the NYSE, (2) the high and low net asset values of the shares, and (3) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Acquiring Fund
	Market Price		Net Asset Value		Premium (Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
March 2017	$17.22	$15.89	$19.01	$18.18	(7.86)%	(12.64)%
December 2016	$17.24	$15.30	$19.23	$17.39	(9.71)%	(13.41)%
September 2016	$17.90	$16.70	$19.71	$18.75	(7.89)%	(11.59)%
June 2016	$16.90	$15.15	$18.80	$17.57	(10.06)%	(14.98)%
March 2016	$15.37	$13.00	$17.82	$15.46	(10.44)%	(16.77)%
December 2015	$17.14	$14.49	$18.27	$16.54	(5.17)%	(16.16)%
September 2015	$17.89	$14.69	$19.20	$17.13	(4.88)%	(14.99)%
June 2015	$19.82	$17.01	$20.30	$18.95	(1.06)%	(10.43)%
March 2015	$20.04	$18.74	$20.52	$19.39	(0.67)%	(5.96)%

	Target Fund
	Market Price		Net Asset Value		Premium (Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
February 2017	$17.11	$15.09	$19.01	$17.80	(8.98)%	(15.78)%
November 2016	$17.69	$15.25	$20.26	$17.82	(12.38)%	(16.01)%
August 2016	$17.65	$15.92	$20.03	$18.58	(11.33)%	(14.89)%
May 2016	$16.49	$14.75	$19.01	$17.46	(12.52)%	(16.34)%
February 2016	$16.34	$13.50	$18.33	$16.51	(9.40)%	(18.58)%
November 2015	$16.86	$15.99	$18.86	$18.07	(9.47)%	(12.10)%
August 2015	$17.96	$16.47	$20.08	$18.42	(9.73)%	(11.87)%
May 2015	$18.38	$17.54	$20.43	$19.83	(9.40)%	(12.34)%
February 2015	$17.97	$16.80	$20.47	$19.57	(11.56)%	(14.67)%
November 2014(1)	$18.30	$17.46	$20.09	$19.74	(8.45)%	(12.74)%

(1)	For the period September 8, 2014 (commencement of operations) through November 30, 2014

On April 21, 2017, the closing sale prices of the Acquiring Fund’s and the Target Fund’s common shares were $17.39 and $17.46, respectively, and the net asset values per common share of the Acquiring Fund and the Target Fund were $19.13 and $19.14, respectively. Accordingly, the closing sale prices of the Acquiring Fund’s and the Target Fund’s common shares represented a discount to net asset value of (9.10)% and (8.78)%, respectively.

Common shares of each Fund have historically traded at a discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Reorganization, or to what the extent of any such premium or discount might be.

Description of Massachusetts Business Trusts

Each Fund is a Massachusetts business trust. The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete, and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General

A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, or newer statutory trust laws such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each Fund contains such provisions.

The Funds

Each Fund is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of the Funds’ governing documents.

Shareholder Voting. The declaration of trust of each Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Fund provide that the holders of a majority (more than 50%) of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. The declaration of trust of each Fund provides that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees. The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Pursuant to the Target Fund’s by-laws, each member of the Target Fund’s Board serves a single year term and stands for election each year. Pursuant to the Acquiring Fund’s by-laws, the Acquiring Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. The board structure of the Acquiring Fund will remain in place following the closing of the Reorganization.

Issuance of Shares. Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability. The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Fund

Investment Objectives and Policies

The Funds have the same investment objective and substantially similar investment policies and risks. The investment objective of each Fund is to provide a high level of current income and long-term capital appreciation. Each Fund seeks to achieve its investment objective by investing in real asset related companies located anywhere in the world, with a focus on infrastructure and real estate companies’ securities. Real assets and real asset related investments are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. For the Target Fund, real asset related investments also may include whole loans, loan participations and other mortgage-related interests. The investment portfolios of the Acquiring Fund and the Target Fund are substantially identical except for the Target Fund’s investments in whole loans and unsecured mortgage-related interests. The Acquiring Fund currently has no holdings of such investments. In connection with the Reorganization, it is expected that the Acquiring Fund will acquire whole loans and unsecured mortgage-related interests from the Target Fund and that the Acquiring Fund will continue to hold such investments following the Reorganization pursuant to its current investment policies.

Each Fund actively manages its portfolio allocation among real asset sectors, with flexibility to invest across the capital structure—in any type of equity and debt securities offered by a particular company. Each Fund seeks to invest in income-producing securities that provide an attractive balance of high current yield and long-term capital appreciation potential.

Under normal conditions, the Target Fund will invest at least 80% of its Managed Assets in securities or other instruments that provide investment exposure to real assets. Real assets are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. Real asset related investments are: (i) whole loans, loan participations and other mortgage-related interests; (ii) securities of companies that are in the energy, telecommunications, utilities or materials sectors; (iii) securities of companies in the real estate or transportation industry groups; (iv) securities of companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets or (v) pooled investment vehicles that invest primarily in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

Under normal market conditions, the Acquiring Fund will invest at least 80% of its Managed Assets in equity and debt securities issued by real asset related companies located anywhere in the world. Real asset related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

For purposes of the Funds’ respective policies of investing at least 80% of their Managed Assets in certain investments, as described above, the Target Fund’s definition of “real asset related investments” includes whole loans, loan participations and other mortgage-related interests, while the Acquiring Fund’s definition of “real asset related companies” does not include these investments. Except for this difference, the Funds’ 80% policies are substantially the same.

As a result of the Target Fund’s focus on “real asset related investments” and the Acquiring Fund’s focus on “real asset related companies,” each Fund’s investments will be concentrated in the infrastructure sector, which includes investments related to the energy, telecommunications, utilities and materials sectors, and the real estate sector. In addition, each Fund’s fundamental investment restriction on industry concentration provides that the Fund will invest more than 25% of its total assets in the real estate industry group and more than 25% of its total assets in an industry group comprised of the energy, utilities and transportation industry groups.

To the extent a Fund employs leverage, the Fund’s total assets attributable to the principal amount of any borrowings, reverse repurchase agreements and any preferred shares or other senior securities issued by the Fund that may be outstanding, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage) are referred to as “Managed Assets.”

Principal Investments

Each Fund invests in both equity securities and debt securities. Equity securities include common stocks, preferred stocks, convertible securities, hybrid securities, warrants, rights, depositary receipts, ETNs, shares of other registered investment companies (including ETFs), equity securities issued by REITs and equity interests in MLPs. Debt securities in which the Funds may invest include corporate debt instruments, MBS, CMBS and debt securities issued by MLPs and REITs. Each Fund may invest in debt securities that are, at the time of investment, rated below investment grade or unrated but judged by the portfolio managers to be of comparable quality. Such debt securities are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt. These characteristics imply higher price volatility and default risk than investment grade securities of comparable quality and duration. MBS and CMBS in which a Fund invests will be rated BB-/Ba3 or higher at the time of investment, or unrated but judged to be of comparable quality by the Fund’s portfolio managers. Each Fund does not currently invest in any asset-backed securities (“ABS”); however, to the extent that a Fund does invest in ABS, such ABS will be offered by an issuer of real estate and/or infrastructure securities.

Each Fund may invest in companies located anywhere in the world. Each Fund’s non-U.S. investments may be denominated in non-U.S. currencies without limit. Generally, the Funds will not hedge such non-U.S. currencies exposures, unless for defensive purposes, Nuveen Asset Management determines that it is in the best interests of shareholders to hedge non-U.S. currency exposure or increase allocations to U.S. securities. Each Fund may invest up to 75% of its Managed Assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Under normal conditions, the Acquiring Fund will invest at least 25% of its Managed Assets in the securities of non-U.S. issuers. No similar investment policy applies to the Target Fund. Non-U.S. issuers are those (i) whose securities are traded principally on a stock exchange or OTC in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

Under normal market conditions, no more than 40% of the Acquiring Fund’s Managed Assets may be invested in debt securities, at the time of investment. No similar investment policy applies to the Target Fund.

Under normal conditions, all of the debt securities of each Fund may be rated lower than investment grade quality (BB+/Ba1 or lower), and no more than 10% of each Fund’s Managed Assets may be invested in debt securities rated CCC+/Caa1 or lower (except that this limitation does not apply to the Target Fund with respect to any investments in whole loans, loan participations or other mortgage-related interests).

Individual security ratings are based on information from Moody’s, S&P and/or Fitch. For purposes of investment rating limitations in this Joint Proxy Statement/Prospectus, a security is considered to have the highest rating assigned to it by an NRSRO. In the case of an unrated security, it is considered to have the same rating as rated securities judged by the portfolio managers to be of comparable quality. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after, and as a result of, an acquisition of securities.

Each Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly.

The Target Fund’s investment portfolio currently includes whole loans and unsecured mortgage-related interests, while the Acquiring Fund currently has no holdings of such investments. However, in connection with the Reorganization, it is expected that the Acquiring Fund will acquire whole loans and unsecured mortgage-related interests from the Target Fund and that the Acquiring Fund will continue to hold such investments following the Reorganization pursuant to its current investment policies.

Each Fund also utilizes derivatives, including options, swaps, futures contracts, options on futures contracts and forward foreign currency exchange contracts. Each Fund may use derivatives to manage market or business risk, to enhance return or to hedge against adverse movements in currency exchange rates.

Options Strategy. Each Fund employs, to a limited extent, an integrated and dynamic option writing strategy focused on securities issued by real asset related companies (previously defined as the “Options Strategy”) that seeks to enhance the Fund’s risk-adjusted total returns over time.

Each Fund implements the Options Strategy by writing (selling) call options primarily on custom baskets of real estate securities not owned by the Fund. Each Fund may also write (sell) covered call options on individual real estate and/or infrastructure securities owned by the Fund. The call options written by a Fund will be collateralized by a portion of the Fund’s portfolio. A custom basket call option is an option whose value is linked to the market value of the portfolio of securities underlying the call options. The Funds also may write call options on stock indices or ETFs when Nuveen Asset Management believes such techniques are more efficient than writing custom basket call options and may add value. As the seller of a call option, a Fund creates the potential for a liability to the extent the asset(s) underlying the option appreciates to a level above the strike price. In addition, the Fund will continue to bear the risk of the declines in the value of the Fund’s investment portfolio that serves as collateral for the written options.

Custom basket call options are OTC options and generally the contract settlement will be “European style,” meaning that generally, the options only may be exercised on their expiration date. Nuveen Asset Management generally will hold such options positions until expiration at which time Nuveen Asset Management will roll the contract forward by entering into a new position. The premium, the exercise price and the market value of the basket or security underlying the option at expiration or contract termination determine the gain or loss realized by a Fund as the seller of the call option.

Each Fund primarily writes (sells) custom basket call options on real estate securities. In selecting real estate securities for each custom basket, each Fund seeks to minimize the difference between the returns of the underlying stocks of the custom basket and an index of real estate securities (commonly referred to as tracking error) and, at the same time, maximize exposure to securities that the portfolio managers believe are less likely to outperform the relevant market benchmarks over time. Securities selected for each custom basket will primarily consist of underweighted positions relative to the relevant market benchmarks, and may include securities held and not held in a Fund’s portfolio. The objective in structuring these custom baskets is to produce option premiums without limiting the upside potential for specific securities that the portfolio managers believe may outperform over time. Each Fund also may write (sell) covered call options on individual securities issued by real asset related companies.

With respect to call options written on individual securities, neither Fund will write “naked” or uncovered call options. A call option written by a Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. Custom basket call options written by a Fund will generally not be fully covered because the Funds will not own each of the underlying securities comprising the basket or have the right to acquire such securities without additional cash consideration. Writing uncovered custom basket call options subjects the Funds to risks. See “B. Risk Factors—Risks Associated with the Options Strategy—Risks Associated with Selling Options.”

The notional value of the call options written by each Fund may range from 0% to 25% of Managed Assets, depending on market conditions and Nuveen Asset Management’s ongoing assessment of the attractiveness of writing call options from a risk-adjusted return standpoint. When a Fund writes call options, the potential appreciation from the portion of the portfolio on which calls have been written is limited.

The Options Strategy will be actively managed by Nuveen Asset Management in a manner that is consistent with the Funds’ investment objective of providing a high level of current income and long-term capital appreciation. In implementing the Options Strategy, Nuveen Asset Management will use its proprietary investment process to evaluate projections of global and sector returns, taking into account potential market volatility, tracking error, and the correlation of returns between the Funds’ investment portfolio and the Options Strategy. There can be no assurance that the Options Strategy will be successful.

Each of the foregoing investment policies of the Funds, including each Fund’s investment objective and policy of investing at least 80% of its Managed Assets in certain investments, is a non-fundamental investment policy that can be changed by the Fund’s Board without a shareholder vote. However, each Fund’s investment objective and 80% policy may be changed by the Board only following the provision of 60 days’ prior notice to shareholders.

Portfolio Composition and Other Information

The Funds have substantially identical portfolio compositions (other than the Target Fund’s holdings of whole loans and unsecured mortgage-related interests). The following investments represent the principal components of each Fund’s portfolio. More detailed information about the Funds’ portfolio investments is contained in the Reorganization SAI under “Portfolio Composition.”

Equity Securities

Common Stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by a Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Funds have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Preferred Stock. Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

Convertible Securities. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Other Investment Companies. Each Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly. The Funds may invest in investment companies that are advised by Nuveen Fund Advisors or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. Nuveen Asset Management will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available security investments.

REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Funds can invest in common stock, preferred stock, debt securities and convertible securities issued by REITs.

Other Equity Securities. The Funds may invest in other equity securities, including hybrid securities (which have characteristics of both equity and fixed-income instruments), warrants, rights and depositary receipts (which reference ownership of underlying non-U.S. securities). For more information, see “Portfolio Composition” in the Reorganization SAI.

Debt Securities

Debt Instruments. Debt instruments generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Funds invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the issuer or its affiliates. Each Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which each Fund may invest may be subordinated to the payment of an issuer’s senior debt.

High Yield Bonds. Bonds that are rated lower than investment grade are commonly referred to as high yield bonds or junk bonds. These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Exchange-Traded Notes (ETNs). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Commercial Paper and Repurchase Agreements. For information regarding commercial paper and repurchase agreements, see “Portfolio Composition—Commercial Paper” and “Portfolio Composition—Repurchase Agreements” in the Reorganization SAI.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security backed by an ownership interest in a pool of mortgage loans. Each Fund may invest in mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States government, its agencies, instrumentalities or sponsored corporations. Each Fund also may invest in privately issued mortgage-backed securities, including commercial mortgage-backed securities. A commercial mortgage-backed security is a type of mortgage-backed security that is secured by the loans on commercial properties. Similar to a mortgage-backed security, the ownership interest of a commercial mortgage-backed security is in a pool of mortgages on commercial property.

Whole Loans and Loan Participations

Whole loans are entire ownership interests in mortgage loans or installment sales contracts on residential property, including multifamily and/or single family residences. An installment sales contract is an agreement by a seller to deliver a deed to property when certain conditions have been met, such as the completion of payment by the purchaser. Payments typically include an initial down payment with the balance being paid in installments over a period of time. Loan participations are fractional interests in mortgage loans or installment sales contracts on residential property, including multifamily and/or single family residences. Payments of principal and interest on each underlying mortgage loan or installment sales contract are made by the borrower to the mortgage servicer who in turn is responsible for remitting to each loan participation holder its proportionate share of such payments in accordance with each holder’s percentage interest in the underlying mortgage or installment sales contract.

Derivatives and Other Portfolio Components

Derivatives. Each Fund may invest in certain derivative instruments. Such instruments may include interest rate swaps, and other derivative instruments. Interest rate swaps involve the exchange by a Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Each Fund may utilize certain derivative instruments as a hedging technique to protect against potential adverse changes in the market value of portfolio securities. Each Fund also may use derivatives to attempt to protect the net asset value of the Fund, to facilitate the sale of certain portfolio securities, to manage the Fund’s effective interest rate exposure as a temporary substitute for purchasing or selling particular securities. From time to time, each Fund also may utilize derivative instruments to create investment exposure to the extent such derivatives may facilitate implementation of its strategy more efficiently than through outright purchases or sales of portfolio securities.

Other derivative instruments that may be used, or other transactions that may be entered into, by each Fund may include the purchase or sale of futures contracts on securities, credit-linked notes,

securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and OTC options on securities or indices; index linked securities; swaps, including credit default swaps; and currency exchange transactions. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value. For more information, see “Portfolio Composition” in the Reorganization SAI.

There is no assurance that these derivative strategies will be available at any time, that Nuveen Fund Advisors and Nuveen Asset Management will determine to use them for either Fund or, if used, that the strategies will be successful.

Non-U.S. Issuers. Each Fund may invest up to 75% of its Managed Assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Under normal conditions, the Acquiring Fund will invest at least 25% of its Managed Assets in the securities of non-U.S. issuers. No similar investment policy applies to the Target Fund. Non-U.S. companies are those (i) whose securities are traded principally on a stock exchange or OTC in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

Emerging Markets Issuers. Each Fund may invest up to 50% of its Managed Assets in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or OTC in an emerging market country, (ii) that are organized under the laws of and have a principal office(s) in an emerging market country or (iii) that have at least 50% of their revenues, profits or assets in emerging market countries. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Master Limited Partnerships (MLPs). MLPs are publicly traded limited partnerships. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the OTC market. MLPs that are taxed as partnerships for federal income tax purposes are limited by the Code to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation. Some real estate enterprises also may qualify as MLPs taxed as partnerships.

When-issued and Delayed Delivery Transactions. Each Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

Illiquid Securities. Each Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Other Policies

During temporary defensive periods or in order to keep cash fully invested, each Fund may deviate from its investment policies and objective. During such periods, a Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities or may invest in short-, intermediate- or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be successful.

The Funds cannot change their fundamental investment restrictions without the approval of the holders of a “majority of the outstanding” common shares. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See “Investment Restrictions” in the Reorganization SAI for information regarding the Funds’ fundamental investment restrictions. All of the Funds’ other investment policies, including as noted above, are non-fundamental and can be changed by the Board without a vote of the shareholders.

The Board of the Target Fund recommends that shareholders vote FOR the approval of the Reorganization.

PROPOSAL NO. 2—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF ACQUIRING FUND (SHAREHOLDERS OF THE ACQUIRING FUND ONLY)

Detailed information regarding the proposed Reorganization of the Target Fund into the Acquiring Fund is described above under “Proposal No. 1.” Common shareholders of the Acquiring Fund are urged to read the disclosure under that proposal for important information about the proposed Reorganization.

In connection with the proposed Reorganization, the Acquiring Fund will issue additional Acquiring Fund common shares to the Target Fund. Subject to notice of issuance, the Acquiring Fund expects to list such shares on the NYSE. The Acquiring Fund will acquire substantially all of the assets of the Target Fund in exchange for newly issued Acquiring Fund common shares and the assumption of substantially all of the liabilities of the Target Fund. The Target Fund will distribute such Acquiring Fund common shares to its shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. Based on information from Nuveen Fund Advisors, LLC, the Fund’s investment adviser, the proposed Reorganization is intended to benefit shareholders in a number of ways, including, among other things: (i) fee and expense savings for the Fund, following the recoupment of Reorganization-related expenses borne by the Fund, through economies of scale and cost savings from Nuveen’s scaled governance platform, which may result in higher common share net earnings that, in turn, may support higher distribution rates over time; (ii) improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements and, over time, narrower trading discounts relative to net asset value; and (iii) increased portfolio and leverage management flexibility due to the larger asset base of the combined fund. Shares of each of the Funds currently are trading at a discount to net asset value and shares of the Acquiring Fund currently are trading at a narrower discount to net asset value than shares of the Target Fund. While management believes that a greater volume of shares may result in lower bid-ask spreads and narrower discounts over time, market and other factors besides trading volume also impact the discount and there is no assurance regarding the level of the Acquiring Fund’s discount following the Reorganization.

The aggregate net asset value, as of the Valuation Time, of the Acquiring Fund common shares received by the Target Fund in connection with the Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset values of the Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganization borne by each Fund. No fractional Acquiring Fund common shares will be distributed to the Target Fund’s shareholders in connection with the Reorganization and, in lieu of such fractional shares, the Target Fund’s shareholders entitled to receive such fractional shares will receive cash in an amount equal to a pro-rata share of the proceeds from the sale of such shares in the open market, which may be higher or lower than net asset value. As a result of the Reorganization, including the issuance of additional common shares by the Acquiring Fund in connection with the Reorganization, shareholders of each Fund will hold a smaller percentage of the common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganization, and thus, shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually. See “Proposal No. 1—C. Information About the Reorganization—Terms of the Reorganization.”

It is expected that no gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Reorganization. To the extent that portfolio securities of the Target

Fund are sold prior to the closing of the Reorganization, the Target Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be declared prior to the closing of the Reorganization and distributed by the Target Fund. The shareholders of the Target Fund will receive a proportionate share of any income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganization when such income and gains are eventually distributed by the Acquiring Fund.

The Acquiring Fund will continue to operate following the Reorganization as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganization, applicable NYSE rules require shareholder approval of additional Acquiring Fund common shares to be issued in connection with the Reorganization.

Shareholder approval of the issuance of additional common shares of the Acquiring Fund requires the affirmative vote of a majority (more than 50%) of the votes cast on the proposal, provided a quorum is present. Because the approval of Proposal No. 2 does not require that a minimum percentage of the Acquiring Fund’s outstanding common shares be voted in favor of the proposal, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary authority to vote such shares.

The consummation of the Reorganization is contingent on the satisfaction or waiver of all closing conditions, including approval of the proposals relating to the Reorganization by the Target Fund’s shareholders and the Acquiring Fund’s shareholders.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote FOR the approval of the issuance of additional Acquiring Fund common shares in connection with the Reorganization.

PROPOSAL NO. 3—THE ELECTION OF BOARD MEMBERS (SHAREHOLDERS OF THE TARGET FUND ONLY)

At the Annual Meeting, holders of shares of Diversified Real Asset Income Fund (previously defined as the “Target Fund” or the “Fund”) will be asked to elect the nominees listed in the table below for a term expiring at the next annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of each of such nominees unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of the Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Fund’s current Board.

The affirmative vote of a plurality (the greatest number of affirmative votes) of the Fund’s shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of the Fund. When there are four (4) nominees for election to the Board, as is the case here, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of the Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of the Fund’s Board Members.

Each Board Member nominee is not an “interested person,” as defined in the 1940 Act, of the Fund or of Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the investment adviser to the Fund, and has never been an employee or director of Adviser, the Adviser’s parent company, or any affiliate. Accordingly, the Board Members nominees are deemed “Independent Board Members.”

Shareholders of the Fund are being solicited to vote on the election of Board Members at the Annual Meeting so that the Fund may continue to be governed by its current Board Members, and avoid vacancies on the Board, in the event the Agreement and Plan of Reorganization is not approved by the Fund’s shareholders or the Reorganization is not consummated in a timely manner.

The Board unanimously recommends that shareholders vote FOR the election of each of the nominees.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Year First Elected or Appointed and Term(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Nuveen Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Leonard W. Kedrowski 901 Marquette Avenue Minneapolis, MN 55402 1941	Chairman of the Board; Board Member	2014 (since inception) Term: Annual	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a web site development company; Board member, GC McGuiggan Corporation (d/b/a Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd; Certified Public Accountant; former Vice President, Chief Financial Officer, Treasurer, Secretary, and Director, Andersen Windows, a large privately-held manufacturer of wood windows; former Director, Protection Mutual Insurance Company, an international property and casualty insurer; former Independent Board Member, First American Fund Complex (1993-2016) (two registered investment companies, including six portfolios).	1	GC McGuiggan Corporation (d/b/a Smyth Companies), a label printer.

Roger A. Gibson 901 Marquette Avenue Minneapolis, MN 55402 1946	Board Member	2014 (since inception) Term: Annual	Advisor/Consultant, Future Freight™, a logistics/supply chain company; former Director, Charterhouse Group, Inc., a private equity firm; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer—Cargo; Independent Board Member, First American Fund Complex since 1997 (two registered investment companies, including six portfolios).	1	None

Name, Address and Year of Birth	Position(s) Held with Fund	Year First Elected or Appointed and Term(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Nuveen Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Richard K. Riederer 901 Marquette Avenue Minneapolis, MN 55402 1944	Board Member	2014 (since inception) Term: Annual	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; Certified Financial Analyst; non-profit board member; former Director, Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal); former Chief Executive Officer and President, Weirton Steel Corporation; former Vice President and Treasurer, Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning, Allis Chalmers Corporation, an equipment manufacturing company; former Chairman, American Iron & Steel Institute, a North American steel industry trade association; Independent Board Member, First American Fund Complex since 2001 (two registered investment companies, including six portfolios) and Firstar Funds 1988-2001.	1	None

James M. Wade 901 Marquette Avenue Minneapolis, MN 55402 1943	Board Member	2014 (since inception) Term: Annual	Owner and President, Jim Wade Homes, a homebuilding company; formerly, Vice President and Chief Financial Officer, Johnson Controls, Inc.; Independent Board Member, First American Fund Complex since 2001 (two registered investment companies, including six portfolios) and Firstar Funds 1988-2001.	1	None

(1)	Each Board Member serves for a one-year term that expires at the next annual meeting of shareholders, or, if earlier, until his death, resignation, removal or disqualification.

Board Members Investments in the Fund

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in the Fund as of March 31, 2017:

Board Members/Nominees who are not interested persons of the Target Fund	Target Fund
Roger A. Gibson	$10,001-$50,000
Leonard W. Kedrowski	Over $100,000
Richard K. Riederer	None
James M. Wade	None

The Board Members of the Fund do not oversee any other funds in the Nuveen family of investment companies.

No Independent Board Member or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, Nuveen Asset Management, LLC, the Fund’s sub-adviser (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen.

On March 31, 2017, the Board Members and officers of the Fund as a group beneficially owned approximately 30,000 shares of the Fund. As of March 31, 2017, each Board Member’s individual beneficial shareholdings of the Fund constituted less than 1% of the Fund’s outstanding shares. As of March 31, 2017, the Board Members and officers as a group beneficially owned less than 1% of the outstanding shares of the Fund. Information regarding beneficial owners of 5% or more of any class of the Fund is provided under “General Information—Shareholders of the Acquiring Fund and the Target Fund.”

Compensation

Prior to January 1, 2017, the Board Members received an annual retainer of $40,000 ($66,250 in the case of the Chairman). The Audit Committee Chairman and Governance Committee Chairman each receive an additional $3,750 retainer. Effective January 1, 2017, the Board Members receive an annual retainer of $55,000 ($82,500 in the case of the Chairman). The Audit Committee Chairman and Governance Committee Chairman each receive an additional $6,000 retainer. The Board Members also receive $1,750 per day when travelling out of town on Fund business that does not involve a Board or committee meeting. In addition, Board Members are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars.

The Fund does not have retirement or pension plans.

The Fund has no employees. The officers of the Fund serve without any compensation from the Fund.

The table below shows, for each Independent Board Member, the aggregate compensation paid by the Fund to each Board Member nominee during the fiscal year ended May 31, 2016.

Aggregate Compensation from the Fund

Roger A. Gibson	Leonard W. Kedrowski	Richard K. Riederer	James M. Wade
$45,173	$67,590	$44,678	$41,731

Board Leadership Structure and Risk Oversight

The Board oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. When the Board, through its Governance Committee discussed below, seeks nominees for the Board, the Board Members consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes its current structure enhances good and effective governance.

As noted above, the Board consists entirely of Independent Board Members, and the Chairman of the Board is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Leonard W. Kedrowski as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders when present (see by-laws); (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Fund. The Board has established two standing committees: the Audit Committee and the Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Audit Committee. The purposes of the Audit Committee are (1) to oversee the Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Fund’s financial statements and the independent audit thereof; (3) to oversee the valuation of the securities held by the Fund; (4) to assist Board oversight of the Fund’s compliance with legal and regulatory requirements;

and (5) to act as a liaison between the Fund’s independent auditors and the full Board. The Audit Committee, together with the Board, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee’s duties and powers. The Audit Committee currently consists of Mr. Gibson (chair), Mr. Kedrowski, Mr. Riederer and Mr. Wade. The Board has determined that each member of the Audit Committee is “independent” within the meaning of New York Stock Exchange listing standards and is not an “interested person” as defined in the 1940 Act. The Board has designated Mr. Riederer and Mr. Kedrowski as Audit Committee financial experts. A copy of the Audit Committee’s Charter is included in Appendix B. The Audit Committee met six times during the fiscal year ended May 31, 2016.

Governance Committee. The Governance Committee of the Board is responsible for nominating board members and making recommendations to the Board concerning Board composition, committee structure and governance, board member education and governance practices. The Governance Committee may consider nominees suggested by shareholders. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The members of the Governance Committee are Mr. Wade (Chair), Mr. Gibson, Mr. Kedrowski and Mr. Riederer. The Board has determined that each member of the Governance Committee is “independent” within the meaning of New York Stock Exchange listing standards and is not an “interested person” as defined in the 1940 Act. The Governance Committee met four times during the fiscal year ended May 31, 2016.

Board Member Attendance. The Board held four regular quarterly meetings and five special meetings during the Fund’s fiscal year ended May 31, 2016. During the last fiscal year, each Board Member attended 100% of the Fund’s Board meetings and committee meetings. The Board encourages Board Members to attend annual shareholder meetings of the Fund in person or by telephone.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling.

The Fund, which commenced operations on September 8, 2014, was formed from the merger of American Strategic Income Portfolio Inc. (ASP), American Strategic Income Portfolio Inc. II (BSP), American Strategic Income Portfolio Inc. III (CSP), and American Select Portfolio Inc. (SLA) (collectively, the “predecessor funds”), four closed-end funds that had been advised by U.S. Bancorp Asset Management, Inc. and sub-advised by Nuveen Fund Advisors and Nuveen Asset Management. Each Board Member served as Board Member of the predecessor funds to the Fund, as noted in the descriptions below. Because of this experience, each Board Member is knowledgeable regarding the Fund’s business and service provider arrangements, as well as the Fund’s current business and service provider arrangements. In addition, each Board Member has served for a number of years as a director of funds in the First American Fund Complex, as indicated in the descriptions below. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, diversity and experience on the Board. The Board believes that, collectively, its Board Members have balanced and diverse qualifications, skills, experiences, and attributes, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders.

Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Roger A. Gibson

Mr. Gibson has served as an Independent Board Member of the Fund since its inception and served as a Board Member of each of the predecessors to the Fund since August 1998. He is an advisor/consultant for Future Freight™, a logistics/supply chain company. Mr. Gibson also serves as a board member for several non-profit organizations. Prior to his retirement in 2005, Mr. Gibson served in several executive positions for United Airlines, including Vice President and Chief Operating Officer—Cargo. He also serves as a director of Charterhouse Group, Inc., a private equity firm. He has served as an Independent Board Member for the First American Fund Complex since 1997.

Leonard W. Kedrowski

Mr. Kedrowski has served as Chairman and Independent Board Member of the Fund since its inception and served as a Board Member of each of the predecessor funds of the Fund since August 1998, including as Chairman since January 2011. He is the Owner and President of Executive and Management Consulting, Inc., a management consulting firm; the Chief Executive Officer of Blue Earth Internet, a web site development company; and a Board member of GC McGuiggan Corporation (d/b/a Smyth Companies), a label printer. Mr. Kedrowski is also a member of the investment advisory committee of Sisters of the Good Shepherd. He is a Certified Public Accountant; and former Vice President, Chief Financial Officer, Treasurer, Secretary, and Director of Andersen Windows, a large privately-held manufacturer of wood windows. Mr. Kedrowski is also a former Director of Protection Mutual Insurance Company, an international property and casualty insurer. He served as an Independent Board Member for the First American Fund Complex from 1993 to 2016

Richard K. Riederer

Mr. Riederer has served as an Independent Board Member of the Fund since its inception and served as a Board Member of each of the predecessor funds of the Fund since August 2001. He is the owner and Chief Executive Officer of RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; a former director of Cliffs Natural Resources, Inc.; a Certified Financial Analyst; former Chief Executive Officer and President of Weirton Steel Corporation; former Vice President and Treasurer of Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning at Allis Chalmers Corporation, an equipment manufacturing company; and former Chairman at American Iron & Steel Institute, a North American steel industry trade association. He also serves on several non-profit boards. Mr. Riederer has served as an Independent Board Member for the First American Fund Complex since 2001 and prior to that, served as an Independent Board Member for the Firstar Funds from 1988 to 2001.

James M. Wade

Mr. Wade has served as an Independent Board Member of the Fund since its inception and served as a Board Member of each of the predecessor funds of the Fund since August 2001. He is also currently the owner and President of Jim Wade Homes, a homebuilding company. He formerly served as Vice President and Chief Financial Officer of Johnson Controls, Inc. Mr. Wade has served as an Independent Board Member for the First American Fund Complex since 2001 and prior to that, served as an Independent Board Member for the Firstar Funds from 1988 to 2001.

Board Member Terms. All Board Members of the Fund are elected annually.

Fund Officers

The following table sets forth information with respect to each officer of the Fund. Officers receive no compensation from the Fund. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Target Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, Illinois 60606 1962	Chief Administrative Officer	Term: Annual Length of Service: Since 2014 (since inception)	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities LLC; Senior Managing Director (since January 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	76

William Adams IV 333 West Wacker Drive Chicago, Illinois 60606 1955	Vice President	Term: Annual Length of Service: Since 2014 (since inception)	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (2010-2016); Executive Vice President (since February 2017) of Nuveen, LLC; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2016-2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	182	(3)

Name, Address and Year of Birth	Position(s) Held with Target Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Margo L. Cook 333 West Wacker Drive Chicago, Illinois 60606 1964	Vice President	Term: Annual Length of Service: Since 2014 (since inception)	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; formerly, Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	182(3)

Lorna C. Ferguson 333 West Wacker Drive Chicago, Illinois 60606 1945	Vice President	Term: Annual Length of Service: Since 2014 (since inception)	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	182

Stephen D. Foy 333 West Wacker Drive Chicago, Illinois 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 2014 (since inception)	Managing Director (since 2014), formerly, Senior Vice President (2013–2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	182

Nathaniel T. Jones 333 West Wacker Drive Chicago, Illinois 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since February 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	182

Walter M. Kelly 333 West Wacker Drive Chicago, Illinois 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2014 (since inception)	Managing Director (since February 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	182

David J. Lamb 333 West Wacker Drive Chicago, Illinois 60606 1963	Vice President	Term: Annual Length of Service: since 2016	Managing Director (since February 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.	76

Name, Address and Year of Birth	Position(s) Held with Target Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Tina M. Lazar 333 West Wacker Drive Chicago, Illinois 60606 1961	Vice President	Term: Annual Length of Service: Since 2014 (since inception)	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	182

Kevin J. McCarthy 333 West Wacker Drive Chicago, Illinois 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2014 (since inception)	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).	182

Name, Address and Year of Birth	Position(s) Held with Target Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minnesota 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2014 (since inception)	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC.	182

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, Illinois 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2014 (since inception)	Managing Director (since February 2017), formerly, Senior Vice President (October 2016-February 2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Managing Director (since January 2017) of Nuveen Securities LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	182

Joel T. Slager 333 West Wacker Drive Chicago, Illinois 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2014 (since inception)	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	182

Name, Address and Year of Birth	Position(s) Held with Target Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, Illinois 60606 1956	Vice President and Secretary	Term: Annual Length of Service: Since 2014 (since inception)	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.	182

John G. Wenker 901 Marquette Avenue Minneapolis, Minnesota 55402 1951	Vice President	Term: Annual Length of Service: Since 2014 (since inception)	Managing Director, Head of Real Assets, Nuveen Asset Management, LLC since January 2011.	1

Sharon E. Walton 901 Marquette Avenue Minneapolis, Minnesota 55402 1974	Vice President	Term: Annual Length of Service: Since 2016	Assistant Vice President, Research Analyst, Nuveen Asset Management, LLC since January 2011.	1

(1)	Officers serve one year terms ending in June of each year.
(2)	Information as of March 31, 2017.
(3)	Mr. Adams and Ms. Cook serve as Board Members of Nuveen Real Asset Income and Growth Fund and of the other portfolios in the fund complex.

PROPOSAL NO. 4—THE ELECTION OF BOARD MEMBERS (SHAREHOLDERS OF THE ACQUIRING FUND ONLY)

Pursuant to the organizational documents of Nuveen Real Asset Income and Growth Fund (previously defined as the “Acquiring Fund” or the “Fund”), the Board is divided into three classes (Class I, Class II and Class III), to be elected by the holders of the outstanding shares to serve until the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified.

Four (4) Board Members are to be elected by holders of shares. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2020 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Cook, Evans, Hunter, Moschner, Schneider, Stockdale, Stone and Wolff are continuing Board Members. Board Members Cook, Evans, Moschner and Schneider have been designated as Class III Board Members to serve for a term expiring at the 2018 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Hunter, Stockdale, Stone and Wolff have been designated as Class I Board Members for a term expiring at the 2019 annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of the Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Fund’s current Board.

Class II Board Members Adams, Kundert, Nelson and Toth were last elected at the annual meeting of shareholders held on August 5, 2014. Class III Board Members Evans and Schneider were last elected at the annual meeting of shareholders held on March 26, 2015. Class III Board Members Cook and Moschner were appointed to the Board on June 22, 2016, effective as of July 1, 2016. Class I Board Members Hunter, Stockdale, Stone and Wolff were last elected at the annual meeting of shareholders held on April 22, 2016.

Other than Board Members Adams and Cook, each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of the Fund or of Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the investment adviser to the Fund, and has never been an employee or director of the Adviser, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of the Fund. When there are four (4) nominees for election to the Board, as is the case here, a vote by plurality means the four nominees with the highest number of affirmative notes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of the Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of the Fund’s Board Members.

The Board of the Fund unanimously recommends that shareholders vote FOR the election of each Board Member identified in the table below as designated as a Class II Board Member.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not “interested persons” of the Funds

William J. Schneider(2) c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1944	Chairman of the Board, Board Member	Term: Class III Board Member until 2018 Annual Meeting Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	181	None

Jack B. Evans c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Class III Board Member until 2018 Annual Meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, The Gazette Company; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	181	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Class I Board Member until 2019 Annual Meeting Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	181	Director (since 2009) of Wellmark, Inc.; Director (since 2004) of Xerox Corporation.

David J. Kundert c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1942	Board Member	Term: Class II Board Member until 2017 Annual Meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible; Member of the Board of Trustees, Milwaukee Repertory Theater.	181	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Albin F. Moschner c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1952	Board Member	Term: Class III Board Member until 2018 Annual Meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	181	Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	Term: Class II Board Member until 2017 Annual Meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	181	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Judith M. Stockdale c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Class I Board Member until 2019 Annual Meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	181	None

Carole E. Stone c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Class I Board Member until 2019 Annual Meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	181	Director, CBOE Holdings, Inc. (since 2010).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1959	Board Member	Term: Class II Board Member until 2017 Annual Meeting Length of Service: Since 2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012); formerly Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its Investment Committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	181	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margaret L. Wolff c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Class I Board Member until 2019 Annual Meeting Length of Service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	181	Member of
the Board of
Directors
(since 2013)
of Travelers
Insurance
Company of
Canada and
The
Dominion of
Canada
General
Insurance
Company
(each, a part
of Travelers
Canada, the
Canadian
operation of
The Travelers
Companies,
					Inc.).

Nominee/Board Members who are “interested persons” of the Funds

William Adams IV(4) c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Class II Board Member until 2017 Annual Meeting Length of Service: Since 2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (2010-2016); Executive Vice President (since February 2017) of Nuveen, LLC; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2016-2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	181	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margo L. Cook(4) c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1964	Board Member	Term: Class III Board Member until 2018 Annual Meeting Length of Service: Since 2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013–2015), of Nuveen Securities, LLC; formerly, Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	181	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Board Members Adams and Cook is an “interested person,” as defined in the 1940 Act, by reason of his/her respective position(s) with Nuveen and/or certain of its subsidiaries.

Board Members Investments in the Fund

In order to create an appropriate identity of interests between Board Members and shareholders, the Boards of Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in the Fund and all Nuveen funds overseen by the Board Member as of March  31, 2017:

Dollar Range of Equity Securities

Name of Board Member	Acquiring Fund	Family of Investment Companies(1)
Board Members who are not “interested persons” of the Fund
Jack B. Evans	None	Over $100,000
William C. Hunter	None	Over $100,000
David J. Kundert	None	Over $100,000
Albin F. Moschner(2)	None	None
John K. Nelson	None	Over $100,000
William J. Schneider	None	Over $100,000
Judith M. Stockdale	None	Over $100,000
Carole E. Stone	None	Over $100,000
Terence J. Toth	None	Over $100,000
Margaret L. Wolff	None	Over $100,000
Board Members who are “interested persons” of the Fund
William Adams IV	None	Over $100,000
Margo L. Cook	None	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member as of December 31, 2016.
(2)	On June 22, 2016, Mr. Moschner was appointed to the Board effective July 1, 2016.

No Independent Board Member or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, Nuveen Asset Management, LLC, the Funds’ sub-adviser (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen.

As of December 31, 2016, Board Members and officers as a group beneficially owned approximately 1,500,000 shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by officers in Nuveen’s 401(k)/profit sharing plan). As of March 31, 2017, each Board Member’s individual beneficial shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund. As of March 31, 2017, the Board Members and officers of the Fund as a group beneficially owned less than 1% of the total outstanding shares of the Fund. Information regarding beneficial owners of 5% or more of any class of shares of the Fund is provided under “General Information—Shareholders of the Acquiring Fund and the Target Fund.”

Compensation

Each Independent Board Members receives a $170,000 annual retainer plus: (1) a fee of $5,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (2) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (3) a fee of

$2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (4) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (5) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (6) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (7) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $80,000 and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Closed-End Funds Committee and the Nominating and Governance Committee receive $12,500 each as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Fund does not have retirement or pension plans. Certain Nuveen funds, including the Acquiring Fund (the “Participating Funds”), participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Fund has no employees. The officers of the Fund and each Board Member who is not an Independent Board Member serve without any compensation from the Fund.

The table below shows, for each Independent Board Member, the aggregate compensation paid by the Fund to the Independent Board Member/nominee for its last fiscal year:

Aggregate Compensation from the Fund(1)(2)

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	Albin E. Moschner(2)	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff(3)
Acquiring Fund	$720	$674	$722	$142	$725	$809	$655	$721	$706	$421
Total Compensation from Nuveen Funds Paid to Board Members	$354,312	$332,500	$354,764	$70,000	$350,375	$393,412	$327,644	$346,482	$349,767	$205,819

(1)	Includes deferred fees. Pursuant to a Deferred Compensation Plan with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:
(2)	On June 22, 2016, Mr. Moschner was appointed to the Board effective July 1, 2016.
(3)	On February 4, 2016, Ms. Wolff was appointed to the Board effective February 15, 2016.

Board Leadership Structure and Risk Oversight

The Board of the Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex (other than the Target Fund). In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (1) presiding at all meetings of the Board and of the shareholders; (2) seeing that all orders and resolutions of the Board Members are carried into effect; and (3) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. As of December 31, 2016, the members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Terence J. Toth. During the fiscal year ended December 31, 2016, the Executive Committee did not meet.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. As of December 31, 2016, the members of the Dividend Committee are William C. Hunter, Chair, Terence J. Toth and Margaret L. Wolff. During the fiscal year ended December 31, 2016, the Dividend Committee met four times.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of Fund, and the audits of the financial statements of the Fund; the quality and integrity of the financial statements of the Fund; the Fund’s compliance with legal and regulatory requirements relating to the Fund’s financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Fund and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Fund’s portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Fund’s pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Fund’s securities brought to its attention, and considers the risks to the Fund in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Fund in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Fund and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Fund’s financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. A copy of the Charter is attached as Appendix C to this Joint Proxy Statement/Prospectus and is available at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of December 31, 2016, the members of the Audit Committee are Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Fund. During the fiscal year ended December 31, 2016, the Audit Committee met four times.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Fund that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Fund arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Fund in adopting a particular approach or resolution compared to the anticipated benefits to the Fund and its shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Fund’s and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of December 31, 2016, the members of the Compliance Committee are John K. Nelson, Chair, William C. Hunter, Albin F. Moschner, Judith M. Stockdale and Margaret L. Wolff. During the fiscal year ended December 31, 2016, the Compliance Committee met five times.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Fund’s business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE listing standards. Accordingly, as of December 31, 2016, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Terence J. Toth and Margaret L. Wolff. During the fiscal year ended December 31, 2016, the Nominating and Governance Committee met six times.

Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of December 31, 2016, the members of the Closed-End Funds Committee are Carole E. Stone, Chair, William Adams IV, Jack B. Evans, Albin F. Moschner, John K. Nelson, William J. Schneider and Terence J. Toth. During the fiscal year ended December 31, 2016, the Closed-End Funds Committee met four times.

Board Member Attendance. During the last fiscal year, each Board Member attended 75% or more of the Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Fund and the number of Board Members who attended the last annual meeting of shareholders of the Fund is posted on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the

SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested Board Member of the Fund, has been Co-Chief Executive Officer and Co-President since March 2016, prior to which he had been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC, as well as co-chair of Nuveen Investments’ Management and Operating Committees. He has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. He is currently Co-President, Global Products and Solutions, of Nuveen Securities, LLC. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago. Mr. Adams joined the Board in 2013.

Margo L. Cook

Ms. Cook, appointed to serve as an interested Board Member of the Fund, has been Co-Chief Executive Officer and Co-President of Nuveen Investments since March 2016, prior to which she had been Senior Executive Vice President of Nuveen Investments since July 2015. Ms. Cook is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC, as well as co-chair of Nuveen Investments’ Management and Operating Committees. She is Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC and Co-President, Global Products and Solutions, of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund Investors. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business, including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her Bachelor of Science degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves as Vice Chair of the University of Rhode Island Foundation Board of Trustees, and Chair of the All Stars Project of Chicago Board. Ms. Cook joined the Board in 2016.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is

Chairman of the Board of United Fire Group, sits on the Board of The Gazette Company and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a past Director and past President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2004.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006 to 2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible and a Member of the Board of Trustees, Milwaukee Repertory Theater. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University. Mr. Kundert joined the Board in 2005.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc.,

Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Since 2012, Mr. Moschner has been a member of the Board of Directors of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and was formerly a member of The Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University. Mr. Nelson received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Board of WDPR Public Radio Station. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton. Mr. Schneider joined the Board in 1996.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the

Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Terence J. Toth

Mr. Toth is a Co-Founding Partner of Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Since 2013, she has been a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Board Member Terms. Pursuant to the organizational documents of the Fund, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. See “Additional Information About the Funds—Certain Provisions in the Funds’ Declarations of Trust and By-Laws.”

Fund Officers

The following table sets forth information with respect to each officer of the Fund. Officers receive no compensation from the Fund. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, Illinois 60606 1962	Chief Administrative Officer	Term: Annual Length of Service: Since 2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities LLC; Senior Managing Director (since January 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	76

Lorna C. Ferguson 333 West Wacker Drive Chicago, Illinois 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	182

Stephen D. Foy 333 West Wacker Drive Chicago, Illinois 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	182

Nathaniel T. Jones 333 West Wacker Drive Chicago, Illinois 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since February 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	182

Walter M. Kelly 333 West Wacker Drive Chicago, Illinois 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Managing Director (since February 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	182

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
David J. Lamb 333 West Wacker Drive Chicago, Illinois 60606 1963	Vice President	Term: Annual Length of Service: since 2015	Managing Director (since February 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.	76

Tina M. Lazar 333 West Wacker Drive Chicago, Illinois 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	182

Kevin J. McCarthy 333 West Wacker Drive Chicago, Illinois 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).	182

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minnesota 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	182

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Christopher M. Rohrbacher 333 West Wacker Drive Chicago, Illinois 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Managing Director (since February 2017), formerly, Senior Vice President (October 2016-February 2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Managing Director (since January 2017) of Nuveen Securities LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	182

Joel T. Slager 333 West Wacker Drive Chicago, Illinois 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	182

Gifford R. Zimmerman 333 West Wacker Drive Chicago, Illinois 60606 1956	Vice President and Secretary	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.	182

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of March 31, 2017.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Provisions in the Funds’ Declarations of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, each Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each obligation, contract or instrument made or issued by the Fund or its trustees. Each Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. Each Fund believes that the likelihood of such circumstances is remote.

Each Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, each Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding shares to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund or a class or a series of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Fund’s declaration of trust or the Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding shares is required; provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. However, approval of shareholders is not required for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the outstanding shares.

Each Fund’s declaration of trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in either Fund’s declaration of trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the Acquiring Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. See “Proposal No. 4—The Election of Board Members.” In contrast, pursuant to the Target Fund’s by-laws, each member of the Target Fund’s Board serves a single year term and stands for election each year.

The provisions of each Fund’s declaration of trust described above, as well as the Acquiring Fund’s staggered board structure, could have the effect of depriving the shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. However, they provide the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. Each Fund’s Board has considered the foregoing anti-takeover provisions, as applicable, and concluded that they are in the best interests of the respective Fund.

Each Fund’s declaration of trust provides that shareholders will have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to each Fund’s declaration of trust and by-laws on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

Each Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Fund to redeem their common shares. Instead, the common shares of each Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, each Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There is no assurance that either Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If a Fund converted to an open-end investment company the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Funds’ Declarations of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of a Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, a Fund’s Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if a Fund’s common shares should trade at a discount, the applicable Board may determine that, in the interest of the Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent of the Funds

The custodian of the assets, including all foreign assets, of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. The Custodian may place and maintain a Fund’s foreign securities with sub-custodians employed by the Custodian or foreign securities depositories, all in accordance with the applicable provisions of the Fund’s Custody Agreement. The custodian of the whole loan assets of the Target Fund is U.S. Bank National Association, 180 East Fifth Street, 4th Floor, St. Paul, Minnesota 55101. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of each Fund to Computershare, Inc.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Reorganization SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganization occurs) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. Because the Target Fund has also elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code, the following discussion of certain federal income tax matters associated with an investment in the Acquiring Fund generally applies to the Target Fund, with respect to an investment in the Target Fund.

Dividends paid out of the Acquiring Fund’s investment company taxable income (which includes dividends the Acquiring Fund receives, interest income and net short-term capital gain) will generally be taxable to shareholders as ordinary income, except as described below with respect to qualified dividend income. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains for noncorporate shareholders are currently taxable at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. Distributions derived from qualified dividend income and received by a noncorporate shareholder will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a shareholder to be qualified dividend income, the Acquiring Fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the noncorporate shareholder must meet certain holding period and other requirements with respect to its shares of the Acquiring Fund. A portion of the Acquiring Fund’s distributions to shareholders may qualify for the dividends-received deduction available to corporate shareholders. Taxable distributions are taxable whether or not such distributions are reinvested in the Acquiring Fund. Dividend distributions may be subject to state and local taxation, depending on a shareholder’s situation.

If the Acquiring Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free return of capital up to and including the amount of a shareholder’s tax basis in its shares of the Acquiring Fund, and thereafter as capital gain. Upon a sale of shares of the Acquiring Fund, the amount, if any, by which the sales price exceeds the basis in the shares of the Acquiring Fund is gain subject to federal income tax. Because a return of capital reduces basis in the shares of the Acquiring Fund, it will increase the amount of gain or decrease the amount of loss on a shareholder’s subsequent disposition of the shares of the Acquiring Fund.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its common shares and/or preferred shares, if any, until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a RIC and might subject the Acquiring Fund to federal income tax or a nondeductible 4% federal excise tax.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Current law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Certain of the Acquiring Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Acquiring Fund, affect the holding period of securities held by the Acquiring Fund and alter the character of the gains or losses realized by the Acquiring Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Acquiring Fund as a RIC.

The taxation of options is generally governed by Code section 1234. Under Code section 1234, if an option which the Acquiring Fund has written expires on its stipulated expiration date, the

Acquiring Fund recognizes a short-term capital gain. If the Acquiring Fund enters into a closing purchase transaction with respect to an option which the Acquiring Fund has written, the Acquiring Fund realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. If a call option which the Acquiring Fund has written is exercised, the Acquiring Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If an option which the Acquiring Fund has purchased expires on the stipulated expiration date, the Acquiring Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Acquiring Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security which will be decreased by the premium originally paid.

Offsetting positions held by the Acquiring Fund involving certain derivative instruments, such as options, forward, and futures, as well as its long and short positions in portfolio securities, may be considered “straddles” for U.S. federal income tax purposes. The Code contains special rules that apply to straddles, defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. In addition, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position and distributions attributable to dividends, if any, on the stocks held as part of a straddle may not qualify as qualified dividend income or for the corporate dividends received deduction. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. The application of the straddle rules to certain offsetting Acquiring Fund positions can therefore affect the amount, timing and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Acquiring Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

The Acquiring Fund may enter into transactions that are treated as “section 1256 contracts” under the Code. Section 1256 contracts include certain futures contracts as well as listed nonequity options written or purchased on U.S. exchanges (including options on futures contracts, equity indices and debt securities). In general, the Acquiring Fund is required to treat any section 1256 contracts as if they were sold for their fair market value (i.e., mark-to-market) at the end of the Acquiring Fund’s taxable year (and on certain other dates prescribed in the Code), and is required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Acquiring Fund did not actually sell the contract and receive cash. Sixty percent of the gain or loss on such deemed sales or any actual sales of section 1256 contracts is treated as long-term capital gain or loss and forty percent of such gain or loss is treated as short-term capital gain or loss.

The Acquiring Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Acquiring Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Acquiring Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (the “IRS”) may not agree with the Acquiring Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Acquiring Fund’s income and gains and distributions to shareholders, affect whether the Acquiring Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Acquiring Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that the Acquiring Fund receives from another investment company will pass through to the Acquiring Fund’s shareholders as long as the Acquiring Fund and the other investment company each qualify as RICs. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, the Acquiring Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Acquiring Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Acquiring Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Acquiring Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Acquiring Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests.

The Acquiring Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Acquiring Fund invests is taxed as a partnership for federal income tax purposes, the Acquiring Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Acquiring Fund receives any distribution from the MLP. Thus, the Acquiring Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions to the Acquiring Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Acquiring Fund’s basis in its interest in the MLP. If the Acquiring Fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Acquiring Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Acquiring Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Acquiring Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

If the Acquiring Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (“PFIC”), the Acquiring Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Acquiring Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Acquiring Fund held the PFIC stock. The Acquiring Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, the Acquiring Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, the Acquiring Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking-to-market the Acquiring Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Acquiring Fund level under the PFIC rules would generally be eliminated, but the Acquiring Fund could, in limited circumstances, incur nondeductible interest charges. The Acquiring Fund’s intention to qualify annually as a RIC may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Acquiring Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

The Acquiring Fund’s investments in REITs may result in the Acquiring Fund’s receipt of cash in excess of the REIT’s earnings; if the Acquiring Fund distributes these amounts, these distributions could constitute a return of capital to Acquiring Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require the Acquiring Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so)

that it otherwise would have continued to hold. Dividends received by the Acquiring Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

The Acquiring Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the IRS, a portion of the Acquiring Fund’s income from a REIT (or other pass-through entity) that is attributable to a residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a RIC, such as the Acquiring Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (3) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Income received by the Acquiring Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Acquiring Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Acquiring Fund will be eligible to elect to “pass through” to the Acquiring Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Acquiring Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of foreign taxes in computing his, her or its taxable income and can use such amount as a foreign tax credit against his, her or its U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, in each case subject to certain limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Acquiring Fund’s taxable year whether the foreign taxes paid by the Acquiring Fund will “pass through” for that year.

If the Acquiring Fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by the Acquiring Fund, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax;

rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and sale, redemption or exchange proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Net Asset Value

Each Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of a Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board or its delegate.

In determining the net asset value of a Fund, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board of the Fund. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by Nuveen Fund Advisors or Nuveen Asset Management.

With respect to equity securities, readily marketable portfolio securities listed on the NYSE generally are valued at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined, as provided by the pricing service. Readily marketable securities not listed on the NYSE but listed on other domestic exchanges are valued in a like manner except that Nasdaq Stock Market (“Nasdaq”) securities are valued using the Nasdaq official closing price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Generally, readily marketable securities traded in a U.S. OTC market, including listed securities whose primary market is believed by the pricing service to be a U.S. OTC market, but excluding securities admitted to trading on the Nasdaq, are valued at the last reported sales price on the valuation date in the U.S. OTC market in which the security primarily trades, as provided by the pricing service.

When a Fund writes (sells) an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in a U.S. OTC market, the last asked price. Options purchased by a Fund are generally valued at the mean between the closing bid and closing ask price on the valuation date on the principal exchange, as provided by the pricing service, in the case of exchange-traded options or, in the case of options traded in a U.S. OTC market, at an evaluated price provided by the pricing service. The value of swaps, including interest rate swaps, will be determined utilizing evaluated prices obtained from the pricing service. Other investments, including futures contracts and related options, are stated at market value. Repurchase agreements generally will be valued at the repurchase price. Generally, trading in mortgage-backed securities, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined at such times.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, a portfolio instrument may be valued by a Fund at is fair value as determined in good faith by the Board of the Fund or its designee. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer-specific news.

Generally, trading in many foreign securities that a Fund may hold will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value of a Fund generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE, which will not be reflected in the computation of a Fund’s net asset value unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation. A Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by a Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

The Target Fund’s investments in whole loans (single family, multifamily and commercial) are generally not traded in any organized market and therefore market quotations for these investments are not readily available. These investments are valued at fair value according to procedures adopted by the Target Fund’s Board.

Legal Opinions

Certain legal matters in connection with the issuance of Acquiring Fund common shares pursuant to the Agreement will be passed upon by Morgan, Lewis & Bockius LLP, Boston, Massachusetts.

Experts

Acquiring Fund. The financial statements of the Acquiring Fund appearing in the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2016 are incorporated herein. The financial statements as of and for the fiscal years ended December 31, 2016, 2015 and 2014 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their reports thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

During the fiscal year ended December 31, 2014, the Board of the Acquiring Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Acquiring Fund, replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the subsequently completed acquisition of Nuveen Investments, Inc. by TIAA.

Ernst & Young’s reports with respect to the financial statements of the Acquiring Fund for the fiscal years ended prior to December 31, 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to December 31, 2014 for the Acquiring Fund and for the period January 1, 2014 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Acquiring Fund’s financial statements.

Target Fund. The audited financial statements of the Target Fund appearing in the Target Fund’s Annual Report for the fiscal year ended May 31, 2016 and the unaudited financial statements appearing in the Target Fund’s Semi-Annual Report for the six months ended November 30, 2016 are incorporated herein. The financial statements as of and for the fiscal years ended May 31, 2016 and 2015 have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, as set forth in their reports thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. PwC provides auditing services to the Target Fund. The principal business address of PwC is 1 North Wacker Drive, Chicago, Illinois 60606.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Fund

The following table sets forth the number of outstanding common shares and certain other share information of each Fund as of April 10, 2017:

(1) Fund	(2) Common Shares Authorized	(3) Common Shares Held by Fund for Its Own Account	(4) Common Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund	unlimited	—	9,752,650
Target Fund	unlimited	—	17,835,395

The shares of the Acquiring Fund are listed and trade on the NYSE under ticker symbol JRI. The shares of the Target Fund are listed and trade on the NYSE under ticker symbol DRA. Upon the closing of the Reorganization, it is expected that the shares of the Acquiring Fund will continue to be listed on the NYSE.

Shareholders of the Acquiring Fund and the Target Fund

As of March 31, 2017, the members of the Board and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding common shares of the Acquiring Fund, and the members of the Board and officers of the Target Fund as a group owned less than 1% of the total outstanding common shares of the Target Fund.

Information regarding shareholders or groups of shareholders who beneficially own 5% or more of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to each Fund on or before April 10, 2017. The estimated pro forma information presented is calculated assuming that outstanding common shares were as of April 10, 2017 for each Fund.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Estimated Pro Forma
Acquiring Fund— Common Shares	None
Target Fund— Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive Suite 400 Wheaton, Illinois 60187	1,074,296	6.02%	3.89%
	Relative Value Partners Group, LLC 1033 Skokie Boulevard Suite 470 Northbrook, Illinois 60062	982,906	5.51%	3.37%

Neither Fund is aware of any person who, as of April 10, 2017, “controls” (within the meaning of the 1940 Act) the Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

Expenses of Proxy Solicitation

Shareholders will indirectly bear the costs of the Reorganization, whether or not the Reorganization is consummated. The total costs of the Reorganization are estimated to be $740,000, and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganization. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

The estimated allocation of the Reorganization-related costs between the Funds is as follows: $75,000 (0.04%) for the Acquiring Fund and $665,000 (0.20%) for the Target Fund (all percentages are based on average net assets for the twelve (12) months ended December 31, 2016). The allocation of the costs of the Reorganization will be based on the relative expected benefits of the Reorganization during the first year following the Reorganization, including forecasted operating cost savings (i.e., total expenses excluding the costs of leverage) and improved secondary market trading, if any, to each Fund.

In addition, in connection with Annual Meeting-related matters unrelated to the Reorganization, including the election of Board Members for each Fund, the Acquiring Fund will incur approximately $11,500 in costs and the Target Fund will incur approximately $38,500 in costs. These costs are not included in the foregoing estimate.

Acquiring Fund Audit Committee Report

The Acquiring Fund Audit Committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements of the Acquiring Fund, (2) the quality and integrity of the Acquiring Fund’s financial statements, (3) the Acquiring Fund’s compliance with legal and regulatory requirements, (4) the independent registered public accounting firm’s qualifications, performance and independence and (5) oversight of the Pricing Procedures of the Acquiring Fund and the Valuation Group. In its oversight capacity, the Acquiring Fund Audit Committee reviews the Acquiring Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of the Acquiring Fund’s financial and internal controls. The Acquiring Fund Audit Committee also selects, retains, evaluates and may replace the Acquiring Fund’s independent registered public accounting firm. The Acquiring Fund Audit Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by Board of the Acquiring Fund. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, NASDAQ, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Acquiring Fund Audit Committee, in discharging its duties, has met with and held discussions with management and the Acquiring Fund’s independent registered public accounting firm. The Acquiring Fund Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that the Acquiring Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Acquiring Fund Audit Committee has also discussed with the independent registered public accounting firm the matters required to be communicated to the Acquiring Fund Audit Committee by the independent registered public accounting firm pursuant to all applicable Public Company Accounting Oversight Board or other applicable standards. The Acquiring Fund’s independent registered public accounting firm provided to the Acquiring Fund Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Acquiring Fund Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Charter of the Acquiring Fund Audit Committee, it is not the responsibility of the Acquiring Fund Audit Committee to determine, and the considerations and discussions referenced above do not ensure, that the Acquiring Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the review of the Acquiring Fund Audit Committee and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Acquiring Fund Audit Committee, the Acquiring Fund Audit Committee has recommended that the audited financial statements be included in the Acquiring Fund’s Annual Report.

The current members of the Acquiring Fund Audit Committee are:

Jack B. Evans

David J. Kundert

John K. Nelson

Carole E. Stone

Terence  J. Toth

Appointment of the Independent Registered Public Accounting Firm for the Acquiring Fund

The Board of the Acquiring Fund has appointed KPMG LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of KPMG LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. KPMG LLP has informed the Acquiring Fund that it has no direct or indirect material financial interests in the Acquiring Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Target Fund Audit Committee Report

The purposes of the Target Fund Audit Committee are (1) to oversee the Target Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Target Fund’s financial statements and the independent audit thereof; (3) to oversee the valuation of the securities held by the Target Fund; (4) to assist Board oversight of the Target Fund’s compliance with legal and regulatory requirements; and (5) to act as a liaison between the Target Fund’s independent auditors and the full Board of the Target Fund. The Target Fund Audit Committee, together with the Board, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Target Fund Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Target Fund Audit Committee, the purposes of the

Target Fund Audit Committee, and the Target Fund Audit Committee’s duties and powers. The Target Fund Audit Committee currently consists of Mr. Gibson (chair), Mr. Kedrowski, Mr. Riederer and Mr. Wade. The Board has determined that each member of the Audit Committee is “independent” within the meaning of New York Stock Exchange and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act.

The Target Fund Audit Committee and the Board of the Target Fund has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Target Fund’s independent registered public accounting firm (or to nominate the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement). The function of the Target Fund Audit Committee is oversight. It is Target Fund management’s responsibility to maintain appropriate systems for accounting and internal control and for preparing the Target Fund’s financial statements, and the independent registered public accounting firm’s responsibility is to plan and carry out a proper audit of the financial statements.

In this context, the Target Fund Audit Committee has met and held discussions with management and the independent accountants. Target Fund management represented to the Target Fund Audit Committee that the Target Fund’s financial statements were prepared in accordance with generally accepted accounting principles, and the Target Fund Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Target Fund Audit Committee discussed with the independent accountants matters required to be communicated to the Target Fund Audit Committee by the independent accountants pursuant to all applicable Public Company Accounting Oversight Board or other applicable standards.

The Target Fund’s independent registered public accounting firm also provided to the Target Fund Audit Committee the written disclosures and a letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Target Fund Audit Committee concerning independence, and the Target Fund Audit Committee discussed with the independent accountants the accounting firm’s independence. The Target Fund Audit Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the accountants’ independence.

Based on the review of the Target Fund Audit Committee and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Target Fund Audit Committee, the Target Fund Audit Committee has recommended that the audited financial statements be included in the Target Fund’s Annual Report.

Members of the Target Fund Audit Committee:

Roger A. Gibson, Chair

Leonard W. Kedrowski

Richard K. Riederer

James M. Wade

Appointment of the Independent Registered Public Accounting Firm for Target Fund

The Board of the Target Fund has appointed PricewaterhouseCoopers LLP (“PwC”) as independent registered public accounting firm to audit the books and records of the Target Fund for its current fiscal year. A representative of PwC will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. PwC has informed the Target Fund that it has no direct or indirect material financial interest in the Target Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit, Non-Audit, Tax and Other Fees

The following table provides the aggregate fees billed during each Fund’s last two fiscal years by the Fund’s independent registered public accounting firm for engagement directly related to the operations and financial reporting of the Fund including those relating (i) to the Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund (“Adviser Affiliates”).

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016
Acquiring Fund	$25,500	$26,375	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Target Fund	103,100	64,250	—	15,670	—	—	22,800	7,525	—	—	—	—	—	—

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of a Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to a Fund’s common shares and leverage.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to a Fund’s use of leverage.

Non-Audit Fees. The following table provides the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two completed fiscal years. Less than 50% of each Fund’s principal accountant’s engagement to audit the registrant’s financial statements for the most recent year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016
Acquiring Fund	$—	$—	$—	$—	$—	$—	$—	$—
Target Fund	22,800	7,525	—	—	—	—	22,800	7,525

Acquiring Fund Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee of the Acquiring Fund must approve the Acquiring Fund’s independent registered public accounting firm’s engagements (1) with the Acquiring Fund for audit or non-audit services and (2) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Acquiring Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for the Acquiring Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (1) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (2) reported to the Audit Committee Chairman for his/her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (3) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to the Acquiring Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Acquiring Fund). None of the services rendered by the independent registered public accounting firm to the Acquiring Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Target Fund Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee of the Target Fund must approve the Target Fund’s independent registered public accounting firm’s engagements (i) with the Target Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Target Fund.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to the Target Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Target Fund). None of the services rendered by the independent registered public accounting firm to the Target Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its respective Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided above in the section entitled “Shareholders of the Acquiring Fund and the Target Fund.”

Shareholder Proposals

To be considered for presentation at the 2018 annual meeting of shareholders for each of the Funds, a shareholder proposal (including the nomination of an individual for election as a Board

Member) submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, not later than January 1, 2018. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act of a proposal (including the nomination of an individual for election as a Board Member) submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund by the later of 45 days prior to the 2018 annual meeting or the tenth business day following the date the 2018 annual meeting is first publicly disclosed. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

The Acquiring Fund expects to hold its 2018 annual meeting of shareholders in April 2018. If Proposals Nos. 1 and 2 are approved and the Reorganization is consummated, the Target Fund will cease to exist and will not hold its 2018 annual meeting of shareholders. If the Reorganization is not approved or is not consummated, the Target Fund expects to hold its 2018 annual meeting of shareholders in April 2018.

Shareholder Communications

Fund shareholders who want to communicate with the Board or either Fund or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the applicable Independent Chairman and the outside counsel to the applicable Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for the Acquiring Fund is December 31 and the fiscal year end for the Target Fund is May 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Acquiring Fund Shareholder Meeting to Be Held on May 31, 2017 and the Target Fund Shareholder Meeting to Be Held on May 31, 2017:

The Joint Proxy Statement/Prospectus is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary.

To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents in the future or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of each Fund does not intend to present and does not have reason to believe that others will present any items of business at the Fund’s Annual Meeting, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before each Fund’s Annual Meeting if there are present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of a Fund’s Annual Meeting without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals described in this Joint Proxy Statement/Prospectus except for Proposal Nos. 3 and 4. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of [•] 2017, by and between Nuveen Real Asset Income and Growth Fund, a Massachusetts business trust (the “Acquiring Fund”), and Diversified Real Asset Income Fund, a Massachusetts business trust (the “Target Fund”). The Acquiring Fund and the Target Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”) and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the distribution of all of the Acquiring Fund Common Shares received by the Target Fund to the holders of common shares of the Target Fund as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Common Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Trustees of the Target Fund (the “Target Fund Board”) has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND COMMON SHARES AND THE ASSUMPTION OF THE LIABILITIES OF THE TARGET FUND AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees (i) to issue and deliver to the Target Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and (ii) to assume substantially all of the liabilities of the Target Fund, if any, as set forth in Section 1.3. The foregoing transactions will take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    The Target Fund will transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the Target Fund will retain assets sufficient to pay the dividend or dividends set forth in Section 8.5.

The Target Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1), furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities and other investments, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies or restrictions and will notify the Target Fund accordingly. The Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities and other investments identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain securities or other investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such securities or other investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such securities or other investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any securities or other investments if, in the reasonable judgment of the Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of the Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of the Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for the dividend or dividends set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged will be assumed by the Acquiring Fund, which assumed liabilities will include all of the Target Fund’s liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund will not assume any liabilities with respect to the dividend or dividends set forth in Section 8.5.

1.4        LIQUIDATION AND DISTRIBUTION.

(a)        As soon as practicable after the Closing, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its common shareholders of record (the “Target Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by the Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to such distribution (“Interim Dividends”)). Such distributions will be accomplished by the transfer of the

Acquiring Fund Common Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Common Shareholders and representing such shareholder’s pro rata share of the Acquiring Fund Common Shares received by the Target Fund, and by paying to Target Fund Common Shareholders any Interim Dividends on Acquiring Fund Common Shares received by the Target Fund. All issued and outstanding common shares of the Target Fund simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Common Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.

(b)        On or as soon after the Closing Date as is practicable, but in no event later than 12 months after the Closing Date, the Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below.

1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Common Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Common Shares in a name other than the registered holder of the Target Fund’s common shares on the books of the Target Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Common Shares are to be issued and transferred.

1.7        TERMINATION.    The Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the laws of the Commonwealth of Massachusetts promptly following the Closing, the payment of the distribution pursuant to Section 1.4 and the payment of all dividends pursuant to Section 8.5.

1.8        REPORTING.    Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which the Target Fund’s common shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of the Target Fund.

1.9        BOOKS AND RECORDS.    All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing Date and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as may be mutually agreed upon by the parties (and approved by the Target Fund Board and the Acquiring Fund Board).

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share will be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as may be mutually agreed upon by the parties (and approved by the Target Fund Board and the Acquiring Fund Board).

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for the Target Fund’s assets transferred to the Acquiring Fund will be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of the Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Common Shares received by the Target Fund in the Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Common Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Common Shareholders after the Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable due to either (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date will be postponed until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II will be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as the accounting agent of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    The Closing will occur on July 10, 2017, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing will be deemed to take place as of 7:59 a.m., Central time, on the Closing Date. The Closing will be held as of 7:59 a.m., Central time, at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund will cause State Street, as custodian for the Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund as of the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        The Target Fund will issue and deliver, or cause Computershare Inc., as servicing agent for State Street, the transfer agent with respect to the Target Fund’s common shares, to issue and deliver, to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares of the Target Fund and the number and percentage ownership of outstanding common shares held by each such Target Fund Common Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund will issue and deliver, or cause Computershare Inc., as servicing agent for State Street, the transfer agent with respect to the Acquiring Fund’s common shares, to issue and deliver, to the Secretary of the Target Fund a confirmation evidencing the Acquiring Fund Common Shares to be credited on the Closing Date to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Common Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party will deliver to the other party such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Fund will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to ultimately vest and confirm the Acquiring Fund’s title to and possession of all of the assets of the Target Fund and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Target Fund represents and warrants as follows:

(a)        The Target Fund is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to the receipt of requisite shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of May 31, 2016, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of May 31, 2016, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)        The unaudited semi-annual financial statements of the Target Fund as of November 30, 2016, and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of November 30, 2016, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities of a material nature, contingent or otherwise, of the Target Fund that have arisen after such date.

(i)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)        The authorized capital of the Target Fund consists of the shares set forth in Exhibit A hereto. All of the issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target

Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.

(k)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to the receipt of requisite shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of December 31, 2016, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2016, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        Since the date of the financial statements referred to in subsection (e) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities, contingent or otherwise, of the Acquiring Fund that have arisen after such date.

(g)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(h)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; and no outstanding securities convertible into shares of the Acquiring Fund.

(i)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. Subject to the receipt of requisite shareholder approval, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)        The Acquiring Fund Common Shares to be issued and delivered to the Target Fund for the account of Target Fund Common Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Common Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(k)        The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(l)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(n)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2 and 8.5, the Acquiring Fund and the Target Fund will operate their respective businesses in the ordinary course from the date of this Agreement through the Closing, it being understood with respect to each Fund that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and the Target Fund will call meetings of their respective shareholders to consider and act upon this Agreement, as applicable, and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Target Fund covenants that the Acquiring Fund Common Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s common shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund will furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Controller or Treasurer of the Target Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission one or more registration statements on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders and related matters (the “Registration Statement”). The Registration Statement will include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement will be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider, as applicable, the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Neither the Target Fund nor the Acquiring Fund will take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

6.1        All representations, covenants and warranties of the Acquiring Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund will have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Acquiring Fund and (ii) the Controller or Treasurer of the Acquiring Fund, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund may reasonably request.

6.2        The Acquiring Fund will have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

6.3        The Adviser will have provided evidence to the Target Fund that the Adviser, or an affiliate of the Adviser, has purchased tail coverage covering the members of the Target Fund Board (“Insurance”), which Insurance (i) will provide $5 million of liability coverage for a period of 36 months commencing on the Closing Date, (ii) will be obtained from the carrier approved by the Target Fund Board at its meeting on March 13, 2017, (iii) will include the general terms summarized in a memorandum from the Adviser to the Board with respect to such carrier’s coverage, as provided to the Board in connection with its March 13, 2017 meeting, and (iv) will otherwise include terms that are reasonably acceptable to the Target Fund Board.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants and warranties of the Target Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund will have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Target Fund and (ii) the Controller

or Treasurer of the Target Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund may reasonably request.

7.2        The Target Fund will have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3        The Target Fund will have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Fund.

7.4        Prior to the Valuation Time, the Target Fund will have declared the dividend or dividends contemplated by Section 8.5.

7.5        The Target Fund will have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund will reasonably request.

7.6        The credit agreement with Sumitomo Mitsui Banking Corporation governing the Target Fund’s $152,000,000 (maximum commitment amount) revolving line of credit will be terminated as of the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund hereunder will also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding common shares of the Target Fund in accordance with applicable law and the provisions of the Target Fund’s Declaration of Trust and By-Laws. In addition, the issuance of Acquiring Fund Common Shares will have been approved by the requisite votes of the holders of the outstanding common shares of the Acquiring Fund in accordance with applicable law, the requirements of any applicable national securities exchange and the provisions of the Acquiring Fund’s Declaration of Trust and By-Laws. Notwithstanding anything to the contrary, neither party may waive the condition set forth in this Section 8.1.

8.2        The Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3        All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary

“no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents or waivers from, other persons or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4        The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof will have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Target Fund will have declared, prior to the Valuation Time, a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

8.6        The Target Fund will have received an opinion from Vedder Price P.C., special counsel to the Acquiring Fund, and an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the Laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as currently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Common Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Common Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Common Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations under Massachusetts law, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust or By-Laws.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7        The Acquiring Fund will have received an opinion from Ropes & Gray LLP, counsel to the Target Fund, dated as of the Closing Date, substantially to the effect that:

(a)        The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as currently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

(d)        To the knowledge of such counsel, the Target Fund has the power to sell, assign, convey, transfer and deliver the assets as contemplated by this Agreement.

(e)        The execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Target Fund Common Shareholders has been obtained in accordance with its Declaration of Trust and By-Laws).

8.8        The Funds will have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)        The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring

Fund of substantially all the liabilities of the Target Fund, immediately followed by the pro rata distribution of all the Acquiring Fund Common Shares so received by the Target Fund to the Target Fund Common Shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Common Shares to the Target Fund Common Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Common Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Common Shares, except to the extent the Target Fund Common Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Common Shares received by each Target Fund Common Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund common shares exchanged therefor by such shareholder.

(f)        The holding period of the Acquiring Fund Common Shares received by each Target Fund Common Shareholder in the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund common shares are held as capital assets at the effective time of the Reorganization.

(g)        The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)        The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Common Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.8.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated) will be allocated between the Funds pro rata based on the projected relative benefits to each Fund during the first year following the Reorganization, and each Fund will have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other party that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that neither party has made to the other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer or any Vice President of each Fund without further action by the Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.

11.2        In the event of any such termination, in the absence of willful default, there will be no liability for damages on the part of the Acquiring Fund Board, the Target Fund Board, the Acquiring Fund or the Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees; provided, however, that following the receipt of shareholder approval of this Agreement and the transactions contemplated herein at the meeting of the shareholders of the Target Fund called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Common Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which may be deemed an original.

13.3        This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder may be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder will not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but will bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of each Fund acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the property of a Fund, as provided in such Fund’s Declaration of Trust.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN REAL ASSET INCOME AND GROWTH FUND

By:
		Name:	Gifford R. Zimmerman
		Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

DIVERSIFIED REAL ASSET INCOME FUND

By:
		Name:	Gifford R. Zimmerman
		Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

EXHIBIT A

CAPITALIZATION OF THE TARGET FUND

Target Fund	Authorized Common Shares	Authorized Preferred Shares
Diversified Real Asset Income Fund	Unlimited	Unlimited

APPENDIX B

DIVERSIFIED REAL ASSET INCOME FUND AUDIT COMMITTEE CHARTER

Effective as of September 8, 2014 as amended as of June 29, 2015

1.        The Audit Committee of Diversified Real Asset Income Fund (the “Audit Committee”) shall be composed entirely of independent trustees4 who are not “interested persons” of Diversified Real Asset Income Fund (the “Fund”) within the meaning of the Investment Company Act of 1940. The Audit Committee shall be comprised of at least three members with one member appointed as chairperson. All Audit Committee members shall be financially literate5, at least one member shall have accounting or related financial management expertise6, and at least one member shall be an “Audit Committee Financial Expert” as defined by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002 and as determined by the Fund’s full Board of Trustees (the “Board” or “Board of Trustees”).

2.        The purposes of the Audit Committee are:

(a)        to oversee the Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

(b)        to oversee the quality of the Fund’s financial statements and the independent audit thereof;

(c)        to oversee the valuation of the securities held by the Fund;

(d)        to assist Board oversight of the Fund’s compliance with legal and regulatory requirements; and

(e)        for the Chairman or other Audit Committee members, as needed, to act as a liaison between the Fund’s independent auditors and the full Board of Trustees.

The function of the Audit Committee is oversight; it is the responsibility of Nuveen Fund Advisors, LLC (“NFA”), an indirect subsidiary of Nuveen and Nuveen Asset Management, LLC, a subsidiary of NFA, (collectively, “Nuveen” or “Management”) to maintain appropriate systems for accounting and internal control and for preparing the Fund’s financial statements, and the independent auditors’ responsibility is to plan and carry out a proper audit of the financial statements.

[4]	A trustee shall be deemed “independent” for this purpose only if he or she is independent within the meaning of Rule 10A-3(b)(1)(iii) under the Securities Exchange Act of 1934. The full Board of Trustees has reviewed information provided by each Audit Committee member and has found that each such member is “independent” within the meaning of this rule.
[5]	For purposes of the applicable New York Stock Exchange Rule, the full Board of Trustees, in its business judgment, interprets the term “financially literate” in a manner consistent with the counterpart NYSE MKT Rule, as meaning that an Audit Committee member is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.
[6]	For purposes of the applicable New York Stock Exchange Rule, the full Board of Trustees, in its business judgment, interprets this qualification in a manner consistent with the counterpart NYSE MKT Rule, as meaning that an Audit Committee member has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

The Fund’s independent auditors are ultimately accountable to the Board of Trustees and Audit Committee as representatives of shareholders. The Audit Committee and Board of Trustees have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).

3.        To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)        to review with Management and the independent auditors the Fund’s audited annual financial statements, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments including the significant assumptions underlying highly subjective estimates, any accounting adjustments arising from the audit that were noted or proposed by the independent auditors but were not implemented (as immaterial or otherwise), any significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or diversity in practice, and the clarity of the disclosures in the financial statements;

(b)        to meet with the Fund’s independent auditors, including private meetings, as necessary: (i) to review the arrangements for and scope of the annual audit and any special audits, including any significant changes to the planned audit strategy or identified risks and any significant issues that the independent auditors discussed with Management in connection with their appointment or retention; (ii) to review the personnel, staffing, qualifications and experience of the independent auditors, including any specialized knowledge or skill needed to perform the audits; (iii) to discuss any matters or concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iv) to consider the independent auditors’ comments with respect to the Fund’s financial policies, procedures, and internal accounting controls and Management’s responses thereto; (v) to review the form of opinion the independent auditors propose to render to the Board and shareholders with respect to the Fund’s financial statements; (vi) to review any matters relating to the other information in documents containing the Fund’s audited financial statements; and (vii) to review the results of internal audits of areas that impact the Fund;

(c)        to prepare and deliver the Audit Committee reports required to be included in the Fund’s proxy statements;

(d)        to receive and consider any communications which the Fund’s principal executive officer and principal financial officer are required to make to the Audit Committee in connection with their certifications of the Fund’s filings on SEC Form N-CSR;

(e)        to receive and consider the communications which the Fund’s independent auditors are required to make to the Audit Committee pursuant to SEC Regulation (“Reg”). S-X, Rule 2-07(a) (a copy of which is attached hereto as Exhibit A);

(f)        to consider the effect upon the Fund of any changes in accounting principles or practices proposed by Management or the auditors;

(g)        to ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Fund, consistent with Independence Standards Board Statement No. 1, to engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, to evaluate the independence of the independent auditors, and to recommend that the Board of Trustees take appropriate action in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence;

(h)        at least annually, to obtain and review a report by the independent auditors describing the firm’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, Public Company Accounting Oversight Board (“PCAOB”) or other peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, including the independent auditors’ response to any identified accounting deficiencies and any steps taken to deal with any such issues;

(i)        to review with the independent auditors all matters required to be communicated to the Audit Committee by the independent auditors including, but not limited to: (i) the extent to which the independent auditors intend to use the Fund’s internal auditors in the audit; (ii) any complaints or concerns regarding accounting or auditing matters that have come to the attention of the independent auditors; (iii) the detection of fraud or illegal acts; (iv) any violations or possible violations of laws or regulations and to inquire of the Audit Committee with respect to any violations or possible violations; (v) any significant issues or other contentious matters for which the independent auditors have consulted outside the engagement team; (vi) any disagreements or difficulties with Management; (vii) any significant transactions that are outside the ordinary course of business or otherwise appear to be unusual; (viii) any consultations by Management with other auditors, information about other accounting firms or other persons performing audit procedures, and the basis upon which the independent auditors can serve as principal auditors if significant parts of the audit will be performed by other auditors; and (ix) any other matters required to be discussed pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Fund’s financial reporting process.

(j)        to consider pre-approving any accounting firm’s engagement to render audit or non-audit services to the Fund or, under the circumstances contemplated by SEC Reg. S-X, Rule 2-01(c)(7)(ii) (a copy of which is attached hereto as Exhibit B), to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund and the accounting firm’s services have a direct impact on the Fund’s operations or financial reporting; provided, that the Audit Committee may establish written pre-approval policies and procedures which conform to the requirements of SEC Reg. S-X, Rule 2-01(c)(7)(i)(B) (a copy of which is attached hereto as Exhibit C);

(k)        to review the fees charged to the Fund by the independent auditors for audit and non-audit services;

(l)        to oversee the valuation of the securities held by the Fund as set forth in paragraph 4 below;

(m)        to investigate improprieties or suspected improprieties in Fund operations;

(n)        to review procedures to safeguard portfolio securities;

(o)        to review the Fund’s back-up procedures and disaster recovery plans;

(p)        to discuss policies with respect to risk assessment and risk management;

(q)        to meet separately, periodically, with Management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

(r)        to set clear hiring policies for employees or former employees of the independent auditors; and

(s)        to report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4.        The Fund’s Board of Trustees has responsibilities regarding the pricing of the Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Audit Committee to address and oversee valuation issues (“Valuation Matters”), subject to the Board’s general supervision of such actions. The Audit Committee is primarily responsible for the oversight of the valuation procedures established by the Board (the “Valuation Procedures”) and actions taken by a committee (the “Nuveen Valuation Committee”) comprised of representatives from Nuveen. The Nuveen Valuation Committee will report Valuation Matters to the Audit Committee and/or the Board of Trustees in accordance with the Fund’s Valuation Procedures. The Audit Committee shall oversee the valuation of the securities held by the Fund as follows:

(a)        The Audit Committee is responsible for performing all duties assigned to it under the Fund’s Valuation Procedures, which may be amended by the Board from time to time. The Audit Committee is responsible for overseeing the valuation of securities for which market quotations are not readily available, pursuant to the Fund’s Valuation Procedures. The Nuveen Valuation Committee will determine the value of a security pursuant to the Valuation Procedures in the following circumstances: (i) instances in which Nuveen proposes to use valuation methods other than pricing service quotations/pricing service matrix prices, broker-dealer prices or prices from a widely used quotation system in valuing whole loans and similar instruments; (ii) instances in which the value for a security cannot be determined using independent pricing service quotations, independent pricing service model valuation, broker-dealer prices or prices from a widely used quotation system, or where the value obtained from any such sources is deemed to be erroneous or unreliable and where no other pricing service, valuation, dealer quotation or widely used quotation system is readily available; and (iii) instances in which a Significant Event occurs prior to the time a Fund’s net asset value is calculated. For this purpose, a “Significant Event” is one that is related to a single issuer or an entire market sector that is reasonably likely to affect the value of the Fund’s portfolio securities.

(b)        The Audit Committee is responsible for reviewing any “fair value” determinations made by the Nuveen Valuation Committee, in accordance with the Valuation Procedures. In addition, the Audit Committee is responsible for reviewing on a periodic basis certain pricing reports prepared by Nuveen in accordance with the Valuation Procedures.

(c)        The Audit Committee is responsible for monitoring pricing services used and the appropriateness of a previously determined fair value methodology, such as, for example, the pricing model used to value whole loans and similar instruments. In addition, the Audit Committee shall oversee the Fund’s Valuation Procedures, including compensating controls to prevent and detect clerical error, and shall review at least annually the Valuation Procedures to ensure their continued appropriateness. The Audit Committee will approve in advance any proposed changes to such pricing services or methodology or to the Valuation Procedures and present such changes for ratification to the Fund’s Board of Trustees.

(d)        The Audit Committee is responsible for reviewing any issues relating to the valuation of the Fund’s securities brought to the Audit Committee’s attention in accordance with the Fund’s Valuation Procedures, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, net asset value errors and corrections thereto, and other pricing matters.

(e)        The Audit Committee is responsible for reviewing any reports or comments from examinations by regulatory authorities relating to valuation matters of the Fund provided to it by Management and shall consider Management’s responses to any such comments. The Audit Committee shall consider and, if it deems it appropriate to do so, recommend that the Board consider any modification to the Fund’s policies and procedures relating to such matters as may be presented to the Audit Committee by Management. The Audit Committee may also meet with regulators, if it deems it necessary or desirable to do so.

(f)        The Audit Committee shall meet with members of Management, outside counsel, or others in fulfilling its duties hereunder, including reviewing the Valuation Procedures annually with the assistance of the Fund’s Chief Compliance Officer, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

5.        The Audit Committee shall meet on a regular basis as often as necessary to fulfill its responsibilities, including at least semi-annually to review the Fund’s annual and semi-annual financial statements. The Audit Committee is empowered to hold special meetings, as circumstances require.

6.        The Audit Committee shall regularly meet with the Treasurer of the Fund.

7.        The Audit Committee shall establish procedures for (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Fund and of their investment advisers, administrators, principal underwriters, and any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters.

8.        The Audit Committee also shall act as the Fund’s “qualified legal compliance committee,” as defined in 17 CFR Section 205.2(k). In this role, the Audit Committee shall:

(a)        adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of United States federal or state securities law, material breach of fiduciary duty to the Fund arising under United States federal or state law, or similar material violation of United States federal or state law which is required to be made with respect to the Fund by attorneys who are subject to the reporting rules set forth in 17 CFR Part 205;

(b)        have the authority and responsibility: (i) to inform the Fund’s chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation received by the Audit Committee (except in the circumstances described in 17 CFR Section 205.3(b)(4)); (ii) to determine whether an investigation is necessary regarding any report of evidence of a material violation received by the Audit Committee and, if the Audit Committee determines an investigation is necessary or appropriate, to (A) notify the Fund’s Board of Trustees, (B) initiate an investigation, which may be conducted either by the Fund’s chief legal officer (or the equivalent thereof) or by outside attorneys, and (C) retain such additional expert personnel as the Audit Committee deems necessary; (iii) at the conclusion of the investigation, to (A) recommend to the full Board of Trustees, by majority vote, that the Fund implement an appropriate response to evidence of a material violation, and (B) inform the Fund’s chief legal officer and chief executive officer (or the equivalents thereof) and its Board of Trustees of the results of any such investigation and the appropriate remedial measures to be adopted; and

(c)    have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Fund fails in any material respect to implement an appropriate response that the Audit Committee has recommended the Fund to take.

9.        The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the power to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel related to the Fund and the authority to retain special counsel and other experts or consultants at the Fund’s expense.

10.        The Audit Committee shall review this Audit Committee Charter at least annually and recommend any changes to the full Board of Trustees for approval.

11.        The Audit Committee shall evaluate its own performance at least annually.

Exhibit A: Reg. S-X, Rule 2-07(a)

(a)        Each registered public accounting firm that performs for an audit client that is an issuer (as defined in section 10A(f) of the Securities Exchange Act of 1934, other than an issuer that is an Asset-Backed Issuer as defined in Rules 13a-14(g) and 15d-14(g) under the Securities Exchange Act of 1934, or an investment company registered under section 8 of the Investment Company Act of 1940, other than a unit investment trust as defined by section 4(2) of the Investment Company Act of 1940, any audit required under the securities laws shall report, prior to the filing of such audit report with the Commission (or in the case of a registered investment company, annually, and if the annual communication is not within 90 days prior to the filing, provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information), to the audit committee of the issuer or registered investment company:

(1)        All critical accounting policies and practices to be used;

(2)        All alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the issuer or registered investment company, including:

(i)        Ramifications of the use of such alternative disclosures and treatments; and

(ii)        The treatment preferred by the registered public accounting firm;

(3)        Other material written communications between the registered public accounting firm and the management of the issuer or registered investment company, such as any management letter or schedule of unadjusted differences;

(4)        If the audit client is an investment company, all non-audit services provided to any entity in an investment company complex, as defined in Rule 2-01 (f)(14), that were not pre-approved by the registered investment company’s audit committee pursuant to Rule 2-01 (c)(7).

Exhibit B: Reg. S-X, Rule 2-01(c)(7)(ii)

(ii)        A registered investment company’s audit committee also must pre-approve its accountant’s engagements for non-audit services with the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company in accordance with paragraph (c)(7)(i) of this section, if the engagement relates directly to the operations and financial reporting of the registered investment company, except that with respect to the waiver of the pre-approval requirement under paragraph (c)(7)(i)(C) of this section, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the registered investment company’s accountant by the registered investment company, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company during the fiscal year in which the services are provided that would have to be pre-approved by the registered investment company’s audit committee pursuant to this section.

Exhibit C: Reg. S-X, Rule 2-01(c)(7)(i)(B)

(B)        THE ENGAGEMENT TO RENDER THE SERVICE IS ENTERED INTO PURSUANT TO PRE-APPROVAL POLICIES AND PROCEDURES ESTABLISHED BY THE AUDIT COMMITTEE OF THE ISSUER OR REGISTERED INVESTMENT COMPANY, PROVIDED THE POLICIES AND PROCEDURES ARE DETAILED AS TO THE PARTICULAR SERVICE AND THE AUDIT COMMITTEE IS INFORMED OF EACH SERVICE AND SUCH POLICIES AND PROCEDURES DO NOT INCLUDE DELEGATION OF THE AUDIT COMMITTEES RESPONSIBILITIES UNDER THE SECURITIES EXCHANGE ACT OF 1934 TO MANAGEMENT.

APPENDIX C

NUVEEN FUND BOARD AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed,

Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of

(1)	The accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds;

(2)	The quality and integrity of the financial statements of the Funds;

(3)	The Funds’ compliance with legal and regulatory requirements,

(4)	The independent auditors’ qualifications, performance and independence; and

(5)	Oversight of the Pricing Procedures of the Funds and the Valuation Group.

In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls over financial reporting. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements with Fund management and the independent auditors and the semi-annual financial statements with Fund management including significant issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and significant accounting estimates and related significant assumptions, or other matters that would need to be communicated under PCAOB Auditing Standard No. 16, Communications with Audit Committees., that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.

Discussing with management, as applicable, the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls over financial reporting and any special audit steps adopted in light of significant control deficiencies; and (b) analyses prepared by Fund management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of new or proposed regulatory and accounting standards on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures, including the risk of fraud or error, and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines and anti-fraud programs and controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing the audit results, including any and all communications required by the current auditing standards.

3.	Pre-approving all audit services and permitted non-audit services based on PCAOB Rule 3524 and Rule 3525, as applicable, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with PCAOB Ethics and Independence Rules) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, peer review or PCAOB review or inspection, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit Committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any internal auditors performing services relating to the Funds or to approve any termination or replacement of the Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address and oversee valuation issues, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation.

Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

12.	Resolving any disagreements between Fund management and the independent auditors regarding financial reporting.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is the responsibility of management to prepare the Funds’ financial statements in accordance with generally accepted accounting principles and it is the independent auditor’s responsibility to audit the Funds’ financial statements. Nor is it the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

APPENDIX D

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the ten most recent fiscal years.

Acquiring Fund

The following Financial Highlights table is intended to help a prospective investor understand the Acquiring Fund’s financial performance for the periods shown. Certain information of the Acquiring Fund reflects financial results for a single Common share or preferred share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Acquiring Fund’s annual financial statements as of and for the fiscal years ended December 31, 2016, 2015 and 2014, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP, independent registered public accounting firm. KPMG’s report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the fiscal periods ended prior to December 31, 2014 has been audited by other auditors. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com.

	Year Ended December 31
Per Share Operating Performance	2016	2015	2014	2013	2012(d)
Beginning Net Asset Value (“NAV”)	$17.27	$19.84	$18.84	$20.34	$19.10
Investment Operations:
Net Investment Income (Loss)(a)	1.12	1.18	1.37	1.53	0.94
Net Realized/Unrealized Gain (Loss)	1.04	(2.18)	2.42	0.37	1.53

Total	2.16	(1.00)	3.79	1.90	2.47

Less Distributions:
From Net Investment Income	(1.14)	(1.15)	(1.53)	(1.65)	(0.88)
From Accumulated Realized Gains	0.00	(0.04)	(1.26)	(1.75)	(0.31)
Return of Capital	(0.21)	(0.38)	—	—	—

Total	(1.35)	(1.57)	(2.79)	(3.40)	(1.19)

Discount from Shares Repurchased and Retired	0.01	— *	—	—	—
Offering Costs	—	—	—	—	(0.04)
Ending NAV	$18.09	$17.27	$19.84	$18.84	$20.34

Ending Share Price	$15.74	$15.24	$18.88	$16.75	$18.67

Total Returns:
Based on NAV(b)	12.82%	(5.39)%	20.58%	9.35%	12.93%
Based on Share Price(b)	12.37%	(11.72)%	30.14%	7.88%	(0.68)%
Ratios/Supplemental Data
Ending Net Assets (000)	$176,439	$168,755	$194,041	$184,249	$198,897
Ratios to Average Net Assets(c)
Expenses	2.18%	2.12%	1.91%	1.95%	1.65%**
Net Investment Income (Loss)	6.19%	6.24%	6.66%	7.30%	7.11%**
Portfolio Turnover Rate(g)	107%	96%	139%	188%	114%
Borrowings at End of Period:
Aggregate Amount Outstanding (000)	$73,275	$74,500	$81,500	$87,500	$78,000
Asset Coverage Per $1,000	$3,408	$3,265	$3,381	$3,106	$3,550

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings.

•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Year Ended 12/31:	Ratios of Borrowings Interest Expense to Average Net Assets
2016		0.56%
2015	0.52
2014	0.37
2013	0.40
2012(d)	0.27	**

(d)	For the period April 25, 2012 (commencement of operations) through December 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lessor of long-term purchases or sales divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
**	Annualized.

Target Fund

The following Financial Highlights table is intended to help a prospective investor understand the Target Fund’s financial performance for the periods shown. Certain information of the Target Fund reflects financial results for a single common share or preferred share of the Target Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Target Fund’s annual financial statements as of and for the fiscal years ended May 31, 2016 and 2015, including the financial highlights for the fiscal years then ended, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. PricewaterhouseCoopers’s report, along with the Target Fund’s financial statements, is included in the Fund’s Annual Report. PricewaterhouseCoopers has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the six months ended November 30, 2016 is unaudited and is included in the Fund’s 2016 Semi-Annual Report which is incorporated herein by reference. A copy of the Annual Report and the Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com.

	Year Ended May 31
Per Share Operating Performance	2017(g)	2016	2015(f)
Beginning Net Asset Value (“NAV”)	$18.77	$20.06	$20.00
Investment Operations:
Net Investment Income (Loss)(a)	0.67	1.55	1.14
Net Realized/Unrealized Gain (Loss)	(0.85)	(1.28)	(0.14)

Total	(0.18)	0.27	1.00

Less Distributions:
From Net Investment Income	(0.65)	(1.65)	(1.03)
From Accumulated Realized Gains	—	—	—
Return of Capital	—	—	—

Total	(0.65)	(1.65)	(1.03)

Discount from Shares Repurchased and Retired	— **	0.07	0.01
Repurchased and Retired through Tender Offer	—	0.02	0.08
Ending NAV	$17.94	$18.77	$20.06

Ending Share Price	$15.41	$16.19	$17.91

Total Returns:
Based on NAV(b)	(1.13)%	2.26%	5.60%
Based on Share Price(b)	(1.07)%	0.09%	3.99%
Ratios/Supplemental Data
Ending Net Assets (000)	$320,055	$335,846	$409,558
Ratios to Average Net Assets Before Reimbursement(c)
Expenses	2.09%*	2.22%	2.10%*
Net Investment Income	6.53%*	7.80%	7.10%*
Ratios to Average Net Assets After Reimbursement(c)(d)
Expenses	1.74%*	1.63%	1.40%*
Net Investment Income	6.87%*	8.40%	7.80%*
Portfolio Turnover Rate(e)	53%	87%	104%
Borrowings at End of Period:
Aggregate Amount Outstanding (000)	$137,500	$136,300	$170,300
Asset Coverage Per $1,000	$3,228	$3,464	$3,405

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in Common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings, where applicable. The Fund ceased utilizing reverse repurchase agreements during the period September 8, 2014 (commencement of operations) through May 31, 2015.

• Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

Year Ended 5/31:	Ratios of Interest Expense to Average Net Assets
2017(g)	0.55	%*
2016	0.51
2015(f)	0.38	*

(d)	After expense reimbursement from the Adviser, where applicable. As of September 8, 2016, the Adviser is no longer contractually reimbursing the Fund for any fees and expenses.
(e)	Portfolio Turnover Rate is calculated based on the lessor of long-term purchases or sales divided by the average long-term market value during the period.
(f)	For the period September 8, 2014 (commencement of operations) through May 31, 2015.
(g)	For the six months ended November 30, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

Nuveen

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	DRA 0517

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, Illinois, 60606 on May 31, 2017

Please detach at perforation before mailing.

NUVEEN REAL ASSET INCOME AND GROWTH FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2017

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Real Asset Income and Growth Fund revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kathleen L. Prudhomme and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Real Asset Income and Growth Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on May 31, 2017 at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof:

Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Real Asset Income and Growth Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Real Asset Income and Growth Fund

Annual Meeting of Shareholders to Be Held on May 31, 2017.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof.	+
Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:  ☒

A	Proposals	THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSALS.

					FOR	AGAINST	ABSTAIN
2.

To approve the issuance of additional common shares in connection with the reorganization of Diversified Real Asset Income Fund into Nuveen Real Asset Income and Growth Fund pursuant to the Agreement and Plan of Reorganization.

					☐	☐	☐
4.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. Class II				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. William Adams IV	02. David J. Kundert	03. John K. Nelson	04. Terence J. Toth	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
	Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

608999900109999999999

◾	xxxxxxxxxxxxxx	JRI 28737	M xxxxxxxx	+

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, Illinois, 60606 on May 31, 2017

Please detach at perforation before mailing.

DIVERSIFIED REAL ASSET INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2017

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Diversified Real Asset Income Fund revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kathleen L. Prudhomme and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Diversified Real Asset Income Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on May 31, 2017 at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof:

Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Diversified Real Asset Income Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Diversified Real Asset Income Fund

Annual Meeting of Shareholders to Be Held on May 31, 2017.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof. +

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:  ☒

A	Proposals	THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSALS.

					FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization pursuant to which Diversified Real Asset Income Fund (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Real Asset Income and Growth Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued common shares of the Acquiring Fund to the shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

					☐	☐	☐

3.	Election of Board Members:	To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Leonard W. Kedrowski	02. Roger A. Gibson	03. Richard K. Riederer	04. James M. Wade	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
	Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

608999900109999999999

◾	xxxxxxxxxxxxxx	DRA 28737	M xxxxxxxx	+

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

DIVERSIFIED REAL ASSET INCOME FUND (DRA)

AND

NUVEEN REAL ASSET INCOME AND GROWTH FUND (JRI)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Nuveen Real Asset Income and Growth Fund (the “Acquiring Fund”) and Diversified Real Asset Income Fund (the “Target Fund”) in connection with the proposed reorganization of the Target Fund into the Acquiring Fund, pursuant to an Agreement and Plan of Reorganization (the “Agreement”) that provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares received by the Target Fund to its common shareholders, as part of the liquidation, dissolution and termination of the Target Fund in accordance with applicable law (the “Reorganization”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated April 28, 2017 and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Reorganization of the Target Fund into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Joint Proxy Statement/Prospectus.

This SAI is dated April 28, 2017.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. Except as set forth under “Investment Restrictions” or as otherwise noted, the investment policies of each Fund described below, including each Fund’s investment objective and policy of investing at least 80% of its Managed Assets (as defined below) in certain investments, are non-fundamental investment policies that can be changed by the Fund’s Board of Trustees (each, a “Board” or the “Board” and each trustee, a “Board Member”) without a shareholder vote. However, each Fund’s investment objective and 80% policy may be changed by the Board only following the provision of 60 days’ prior notice to shareholders. To the extent a Fund employs leverage, the Fund’s total assets attributable to the principal amount of any borrowings, reverse repurchase agreements and any preferred shares or other senior securities issued by the Fund that may be outstanding, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage) are referred to as “Managed Assets.”

Investment Objectives and Policies

The Funds have the same investment objective and substantially similar investment policies and risks. The investment objective of each Fund is to provide a high level of current income and long-term capital appreciation. Each Fund seeks to achieve its investment objective by investing in real asset related companies located anywhere in the world, with a focus on infrastructure and real estate companies’ securities. Real assets and real asset related investments are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. For the Target Fund, real asset related investments also may include whole loans, loan participations and other mortgage-related interests. The investment portfolios of the Acquiring Fund and the Target Fund are substantially identical except for the Target Fund’s investments in whole loans and unsecured mortgage-related interests. The Acquiring Fund currently has no holdings of such investments. In connection with the Reorganization, it is expected that the Acquiring Fund will acquire whole loans and unsecured mortgage-related investment from the Target Fund and that the Acquiring Fund will continue to hold such investments following the Reorganization pursuant to its current investment policies.

Each Fund actively manages its portfolio allocation among real asset sectors, with flexibility to invest across the capital structure—in any type of equity and debt securities offered by a particular company. Each Fund seeks to invest in income-producing securities that provide an attractive balance of high current yield and long-term capital appreciation potential.

Under normal conditions, the Target Fund will invest at least 80% of its Managed Assets (as defined below) in securities or other instruments that provide investment exposure to real assets. Real assets are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. Real asset related investments are: (i) whole loans, loan participations and other mortgage-related interests; (ii) securities of companies that are in the energy, telecommunications, utilities or materials sectors; (iii) securities of companies in the real estate or transportation industry groups; (iv) securities of companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets or (v) pooled investment vehicles that invest primarily in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

Under normal market conditions, the Acquiring Fund will invest at least 80% of its Managed Assets in equity and debt securities issued by real asset related companies located anywhere in the world. Real asset related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

For purposes of the Funds’ respective policies of investing at least 80% of their Managed Assets in certain investments, as described above, the Target Fund’s definition of “real asset related investments” includes whole loans, loan participations and other mortgage-related interests, while the Acquiring Fund’s definition of “real asset related companies” does not include these investments. Except for this difference, the Funds’ 80% policies are substantially the same.

As a result of the Target Fund’s focus on “real asset related investments” and the Acquiring Fund’s focus on “real asset related companies,” each Fund’s investments will be concentrated in the infrastructure sector, which includes investments related to the energy, telecommunications, utilities and materials sectors, and the real estate sector. In addition, each Fund’s fundamental investment restriction on industry concentration provides that the Fund will invest more than 25% of its total assets in the real estate industry group and more than 25% of its total assets in an industry group comprised of the energy, utilities and transportation industry groups.

To the extent a Fund employs leverage, the Fund’s total assets attributable to the principal amount of any borrowings, reverse repurchase agreements and any preferred shares or other senior securities issued by the Fund that may be outstanding, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage) are referred to as “Managed Assets.”

Principal Investments

Each Fund invests in both equity securities and debt securities. Equity securities include common stocks, preferred stocks, convertible securities, hybrid securities, warrants, rights, depositary receipts, exchange-traded notes (“ETNs”), shares of other registered investment companies (including exchange-traded funds (“ETFs”)), equity securities issued by real estate investment trusts (“REITs”) and equity interests in master limited partnerships (“MLPs”). Debt securities in which the Funds may invest include corporate debt instruments, mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and debt securities issued by MLPs and REITs. Each Fund may invest in debt securities that are, at the time of investment, rated below investment grade or unrated but judged by the portfolio managers to be of comparable quality. Such debt securities are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt. These characteristics imply higher price volatility and default risk than investment grade securities of comparable quality and duration. MBS and CMBS in which a Fund invests will be rated BB-/Ba3 or higher at the time of investment, or unrated but judged to be of comparable quality by the Fund’s portfolio managers. Each Fund does not currently invest in any asset-backed securities (“ABS”); however, to the extent that a Fund does invest in ABS, such ABS will be offered by an issuer of real estate and/or infrastructure securities.

Each Fund may invest in companies located anywhere in the world. Each Fund’s non-U.S. investments may be denominated in non-U.S. currencies without limit. Generally, the Funds will not hedge such non-U.S. currencies exposures, unless for defensive purposes, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the sub-adviser to each Fund, determines that it is in the best interests of shareholders to hedge non-U.S. currency exposure or increase allocations to U.S. securities. Each Fund may invest up to 75% of its Managed Assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Under normal conditions, the Acquiring Fund will invest at least 25% of its Managed Assets in the securities of non-U.S. issuers, while the Target Fund is not subject to any such minimum investment. Non-U.S. issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter (“OTC”) in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

Under normal market conditions, no more than 40% of the Acquiring Fund’s Managed Assets may be invested in debt securities, at the time of investment, while the Target Fund is not subject to a percentage limitation on investment in debt securities.

Under normal conditions, all of the debt securities of each Fund may be rated lower than investment grade quality (BB+/Ba1 or lower), and no more than 10% of each Fund’s Managed Assets may be invested in debt securities rated CCC+/Caa1 or lower (except that this limitation shall not apply to the Target Fund with respect to any investments in whole loans, loan participations or other mortgage-related interests).

Individual security ratings are based on information from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and/or Fitch Ratings Inc. (“Fitch”). For purposes of investment rating limitations in this Joint Proxy Statement/Prospectus, a security is considered to have the highest rating assigned to it by a nationally recognized statistical rating agency. In the case of an unrated security, it is considered to have the same rating as rated securities judged by the portfolio managers to be of comparable quality. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after, and as a result of, an acquisition of securities.

Each Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly.

The Target Fund’s investment portfolio currently includes whole loans and unsecured mortgage-related interests, while the Acquiring Fund currently has no holdings of such investments. However, in connection with the Reorganization, it is expected that the Acquiring Fund will acquire whole loans and unsecured mortgage-related interests from the Target Fund and that the Acquiring Fund will continue to hold such investments following the Reorganization pursuant to its current investment policies.

The Funds also utilize derivatives, including options, swaps, futures contracts, options on futures contracts and forward foreign currency exchange contracts. The Funds may use derivatives to manage market or business risk, to enhance return or to hedge against adverse movements in currency exchange rates.

Options Strategy.    Each Fund employs, to a limited extent, an integrated and dynamic option writing strategy focused on securities issued by real asset related companies (the “Options Strategy”) that seeks to enhance the Fund’s risk-adjusted total returns over time.

Each Fund implements the Options Strategy by writing (selling) call options primarily on custom baskets of real estate securities not owned by the Fund. Each Fund may also write (sell) covered call options on individual real estate and/or infrastructure securities owned by the Fund. The call options written by a Fund will be collateralized by a portion of the Fund’s portfolio. A custom basket call option is an option whose value is linked to the market value of the portfolio of securities underlying the call options. The Funds also may write call options on stock indices or ETFs when Nuveen Asset Management believes such techniques are more efficient than writing custom basket call options and may add value. As the seller of a call option, a Fund creates the potential for a liability to the extent the asset(s) underlying the option appreciates to a level above the strike price. In addition, the Fund will continue to bear the risk of the declines in the value of the Fund’s investment portfolio that serves as collateral for the written options.

Custom basket call options are OTC options and generally the contract settlement will be “European style,” meaning that generally, the options only may be exercised on their expiration date. Nuveen Asset Management generally will hold such options positions until expiration at which time Nuveen Asset Management will roll the contract forward by entering into a new position. The premium, the exercise price and the market value of the basket or security underlying the option at expiration or contract termination determine the gain or loss realized by a Fund as the seller of the call option.

The Funds primarily write (sell) custom basket call options on real estate securities. In selecting real estate securities for each custom basket, the Funds seek to minimize the difference between the returns of the underlying stocks of the custom basket and an index of real estate securities (commonly referred to as tracking error) and, at the same time, maximize exposure to securities that the portfolio managers believe are less likely to outperform the relevant market benchmarks over time. Securities selected for each custom basket will primarily consist of underweighted positions relative to the relevant market benchmarks, and may include securities held and not held in the Fund’s portfolio. The objective in structuring these custom baskets is to produce option premiums without limiting the upside potential for specific securities that the portfolio managers believe may outperform over time. The Funds also may write (sell) covered call options on individual securities issued by real asset related companies.

With respect to call options written on individual securities, the Funds will not write “naked” or uncovered call options. A call option written by a Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. Custom basket call options written by the Funds will generally not be fully covered because the Funds will not own each of the underlying securities comprising the basket or have the right to acquire such securities without additional cash consideration.

The notional value of the call options written by the Funds may range from 0% to 25% of Managed Assets, depending on market conditions and Nuveen Asset Management’s ongoing assessment of the attractiveness of writing call options from a risk-adjusted return standpoint. When a Fund writes call options, the potential appreciation from the portion of the portfolio on which calls have been written is limited.

The Options Strategy will be actively managed by Nuveen Asset Management in a manner that is consistent with the Funds’ investment objective of providing a high level of current income and long-term capital appreciation. In implementing the Options Strategy, Nuveen Asset Management will use its proprietary investment process to evaluate projections of global and sector returns, taking into account potential market volatility, tracking error, and the correlation of returns between the Funds’ investment portfolio and the Options Strategy. There can be no assurance that the Options Strategy will be successful.

PORTFOLIO COMPOSITION

The Funds have substantially identical portfolio compositions (other than the Target Fund’s holdings of whole loans and unsecured, mortgage-related interests). The following investments represent the principal components of the Funds’ portfolios.

Equity Securities

Common Stock.    Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by a Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which a Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Preferred Stock.    Preferred stocks with predominantly equity investment characteristics, like common stocks, represent an equity ownership in an issuer. Generally, preferred stocks have a priority of claim over common stocks in dividend payments and upon liquidation of the issuer. Unlike common stocks, preferred stocks do not usually have voting rights. Preferred stocks in some instances are convertible into common stock. Although they are equity securities, preferred stocks have certain characteristics of both debt securities and common stocks. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which a Fund invests will be declared or otherwise made payable. The Funds may invest in non-cumulative preferred stock, although Nuveen Asset Management would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred stocks may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged.

Because the claim on an issuer’s earnings represented by preferred stock may become disproportionately large when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Preferred stocks that have predominantly fixed-income characteristics are typically issued by corporations or by an affiliated business trust of a corporation. The market for these preferred stocks consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. These preferred stocks are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, these types of preferred stocks typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable.

Convertible Securities.    The Funds may invest in convertible securities. A convertible security is typically a preferred security, debt security or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest paid on the preferred security or debt security until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Other Investment Companies.    Each Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly. The Funds may invest in investment companies that are advised by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Asset Management will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available security investments. In addition, because securities of other investment companies may be leveraged and subject to leverage risk. The Fund may indirectly be subject to risks related to leverage. The market value of leveraged shares will tend to fluctuate more than the market value of unleveraged shares.

Exchange-Traded Funds.    The Funds may invest in ETFs, which are typically investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national securities exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. A Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the each Fund’s own operations.

Exchange-Traded Notes (“ETNs”).    The Funds may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a discount or premium to its market benchmark or strategy.

Real Estate Investment Trust (“REIT”) Securities.    REITs are typically publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed for federal income tax purposes at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although each Fund can invest in all three kinds of REITs, the emphasis of each Fund is expected to be on investments in the common stock and preferred stock of Equity REITs.

Because the Funds invest in the real estate industry, each Fund is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors.

Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

Because the Funds invest in REITs, each Fund also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended (the “Code”), or their failure to maintain an exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

Royalty Trusts.    Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called “unit holders”) with exposure to energy sector assets such as coal, oil and natural gas. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Depositary Receipts.    A Fund’s investments in non-U.S. issuers (see “—Other Portfolio Components—Non-U.S. Securities” below) may include investment in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or OTC, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The each Fund also may invest in EDRs, GDRs and other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Warrants and Rights.    A Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by Nuveen Asset Management for inclusion in the Fund’s portfolio.

Debt Securities

Corporate Debt Securities.    The Funds may invest in corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Below Investment Grade Securities.    The Funds may invest in below investment grade securities. Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities. Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Nuveen Asset Management seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its portfolio securities. The Funds will be more dependent on Nuveen Asset Management’s research and analysis when investing in below investment grade securities. Nuveen Asset Management seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

A general description of the ratings of securities by Moody’s, S&P and Fitch is set forth in Appendix A to this SAI. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Nuveen Asset Management does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality.

Each Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Nuveen Asset Management downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Nuveen Asset Management may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt instruments.

U.S. Government Securities.    The Funds may invest in U.S. government securities. U.S. government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Funds also may invest in any other security or agreement collateralized or otherwise secured by U.S. government securities. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), the Student Loan Marketing Association, the United States Postal Service, the Small Business Administration, the Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Because the U.S. government generally is not obligated to provide support to its instrumentalities, a Fund invests in obligations issued by these instrumentalities only if Nuveen Asset Management determines that the credit risk with respect to such obligations is minimal.

The principal of and/or interest on certain U.S. government securities which may be purchased by a Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (ii) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected by changes in the exchange rate between foreign currencies and the U.S. dollar.

Municipal Bonds and Other Municipal Obligations.    These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates. The Funds may invest in both taxable and tax-exempt municipal bonds.

Municipal Bonds.    The two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

Refunded Bonds.    Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed- to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

Municipal Leases and Certificates of Participation.    The Funds also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by the Fund of the full principal amount represented by an obligation.

Derivative Municipal Securities.    Derivative municipal securities are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities.

Tender Option Bonds (“TOBs”).    TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the put provider’s short-term rating and the underlying bond’s long-term rating. There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this the Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain TOBs, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Variable Rate Demand Notes (“VRDNs”).    VRDNs are long-term municipal obligations that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDNs allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.

Inverse Floating Rate Municipal Obligations.    The Funds may invest in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

Commercial Paper.    Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Repurchase Agreements.    The Funds may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. A Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Variable, Floating, and Fixed Rate Debt Obligations.    The debt obligations in which a Fund invests or to which a Fund has exposure may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a bank, the commercial paper rates, or the longer term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. If Nuveen Asset Management incorrectly forecasts such movements, a Fund could be adversely affected by use of variable and floating rate securities.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

Mortgage-Backed Securities

Mortgage-Backed Securities.    The Funds may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Residential mortgage-backed securities (“RMBS”) are backed by a pool of mortgages on residential property while commercial mortgage-backed securities (“CMBS”) are backed by a pool of mortgages on commercial property. Mortgage-backed securities and CMBS in which a Fund may invest will be rated BB-/Ba3 or higher at the time of investment, or unrated but judged to be of comparable quality by the Fund’s portfolio managers.

Mortgage-backed securities are most commonly issued or guaranteed by GNMA, FNMA or FHLMC, but may also be issued or guaranteed by other private issuers.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC with up to $100 billion of capital each to ensure that they are able to continue to provide ongoing liquidity to the U.S. home mortgage market. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. Any investments a Fund makes in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities. Unlike mortgage-related securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are generally less liquid than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool or can result in credit losses.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Funds will invest only in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.

Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

The risks to which CMBS are subject differ somewhat from the risks to which RMBS are subject. CMBS are typically backed by a much smaller number of mortgages than RMBS are, so problems with one or a small number of mortgages backing a CMBS can have a large impact on its value. As CMBS have a less diversified pool of loans backing them, they are much more susceptible to property-specific risk. The values of CMBS are also more sensitive to macroeconomic trends. For example, when the economy slows rents generally decrease and vacancies generally increase for commercial real estate. Similarly, as many CMBS have a large exposure to retail properties, events that negatively impact the retail industry can also negatively impact the value of CMBS.

Whole Loans, Loan Participations and Other Mortgage-Related Interests

Whole Loans and Loan Participations.    Whole loans are entire ownership interests in mortgage loans or installment sales contracts on residential property, including multifamily and/or single family residences. An installment sales contract is an agreement by a seller to deliver a deed to property when certain conditions have been met, such as the completion of payment by the purchaser. Payments typically include an initial down payment with the balance being paid in installments over a period of time. Loan participations are fractional interests in mortgage loans or installment sales contracts on residential property, including multifamily and/or single family residences. Payments of principal and interest on each underlying mortgage loan or installment sales contract are made by the borrower to the mortgage servicer who in turn is responsible for remitting to each loan participation holder its proportionate share of such payments in accordance with each holder’s percentage interest in the underlying mortgage or installment sales contract.

Mortgage Servicing Rights.    Loan participations to be offered by financial institutions may include, in addition to such loan participations, mortgage servicing rights. To the extent that loan participations and mortgage servicing rights are offered in one package by such financial institutions a Fund may seek to enter into arrangements with entities qualified to service mortgages pursuant to which the Fund would acquire the loan participations and such other entities would acquire the related mortgage servicing rights. In connection therewith, a Fund may seek to acquire an interest in the income generated by such mortgage servicing rights.

Mortgage servicing includes collecting and remitting loan payments, accounting for principal and interest, holding escrow funds for payments of taxes and insurance, collecting delinquent mortgages and supervising foreclosures in the event of unremedied defaults. Fees for performing mortgage servicing are based on the outstanding principal balance of the mortgages and are retained by the servicer out of monthly mortgage payments. As part of its servicing fees a mortgage servicer generally retains the interest earned on principal and interest payments prior to the time the servicer remits such amounts to the mortgage holder and the interest earned on escrows established for the payment of taxes and insurance of the mortgaged property. Interests in the cash flow from servicing fees may be acquired through contractual arrangements with the mortgage servicers or otherwise. A Fund will not seek to participate in mortgage servicing through the purchase of a mortgage banking company or the direct purchase of an existing servicing portfolio. In no event will a Fund actually perform mortgage servicing or be the mortgage servicer of record or enter into any arrangement pursuant to which a Fund could be liable to third parties in the event the mortgage servicer were to default on its obligations.

When a mortgage is prepaid or goes into default it generates no further income for the servicer. Accordingly, the value of mortgage servicing rights is extremely sensitive to prepayments and defaults. A rate of prepayment or default on the underlying mortgages greater than that anticipated by a Fund at the time of its investment in mortgage servicing rights would result in a reduced yield and possible loss of all or a portion of such investment.

In addition, a Fund’s ability to invest in mortgage servicing rights may be further limited by the requirement that it derive at least 90% of its gross income from certain permitted sources in order to qualify as a regulated investment company for federal income tax purposes.

A Fund’s entitlement to income from servicing fees pursuant to the Fund’s agreements with mortgage servicers is likely to depend on the mortgage servicer retaining its contractual right to servicing fees during the term of its agreement with the Fund. Should the mortgage servicer, during the term of its agreement with a Fund, become insolvent or have a receiver, conservator or similar official appointed for it by the appropriate regulatory authority or become a debtor in a bankruptcy proceeding or for other reasons, such as a default, or lose its contractual rights to servicing fees, the Fund could lose the remaining value of its investment including anticipated future income. However, a Fund will seek to structure agreements which would provide for contractual remedies against the mortgage servicer under such circumstances.

Other Portfolio Components

Non-U.S. Securities.    A Fund’s investments in foreign securities may include investments in securities which are purchased and sold in foreign currencies. Foreign securities may include debt securities of governmental and corporate issuers, preferred stock, common stock, and convertible securities of corporate issuers, rights and warrants to buy common stocks, depositary receipts evidencing ownership of shares of a foreign issuer, and ETFs and other investment companies that provide investment exposure to foreign issuers.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Emerging Markets Investments.    The Funds may invest in securities of issuers in emerging market countries. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. They generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies, but emerging markets will typically have a physical financial infrastructure, including banks, a stock exchange and a unified currency. Emerging markets often experience faster economic growth as measured by gross domestic product. Investments in emerging markets countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) domestic infrastructure problems; (v) currency volatility; (vi) foreign taxation; (vii) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (viii) the possibility that favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries. In addition, certain emerging markets countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Foreign Securities Exchanges.    The Funds may purchase and sell securities on foreign securities exchanges. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested. In addition, settlement problems could cause a Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuer.

Master Limited Partnerships (“MLPs”).    MLPs are publicly traded limited partnerships. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the OTC market. MLPs that are taxed as partnerships for federal income tax purposes are limited by the Code to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation. Some real estate enterprises also may qualify as MLPs taxed as partnerships.

Illiquid Securities.    The Funds may invest in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements. The Board of each Fund or its delegate has the ultimate authority to determine which securities are liquid or illiquid. Each Board has delegated to Nuveen Fund Advisors the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used.

Each Board has directed Nuveen Fund Advisors, when making liquidity determinations, to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors. The assets used to cover OTC derivatives used by a Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of each Fund or its delegatee. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable by Nuveen Fund Advisors, if any, to protect liquidity.

Lending of Portfolio Securities.    Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned through payments from the borrower. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral.

A Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans.

The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Nuveen Asset Management’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, each Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term taxable fixed-income securities. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the GNMA, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the FNMA, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt instruments. At the time a Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Nuveen Fund Advisors monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Nuveen Fund Advisors does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.

If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Nuveen Fund Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) Bankers’ acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

(6) Variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper.

(7) Variable rate demand obligations (“VRDOs”), which are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days on no more than 30 days’ notice.

The Funds may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, a Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

When-Issued and Delayed Delivery Transactions

Each Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Each Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives and Hedging Strategies

Options Strategy.    Each Fund will implement the Options Strategy, as described in more detail in the Joint Proxy Statement/Prospectus, by writing (selling) call options primarily on custom baskets of real estate securities not owned by the Fund. Each Fund may also write (sell) covered call options on individual real estate and/or infrastructure securities owned by the Fund. See “—Options Transactions” below. The call options written by a Fund will be collateralized by a portion of the Fund’s portfolio. A custom basket call option is an option whose value is linked to the market value of the portfolio of securities underlying the call options. The Funds also may write call options on stock indices or ETFs when Nuveen Asset Management believes such techniques are more efficient than writing custom basket call options and may add value. As the seller of a call option, a Fund creates the potential for a liability to the extent the asset(s) underlying the option appreciates to a level above the strike price. In addition, the Fund will continue to bear the risk of the declines in the value of its investment portfolio that serves as collateral for the written options.

Custom basket call options are OTC options and generally the contract settlement will be “European style,” meaning that the options only may be exercised on their expiration date. Nuveen Asset Management generally will hold such options positions until expiration at which time Nuveen Asset Management will roll the contract forward by entering into a new position. The premium, the exercise price and the market value of the basket or security underlying the option at expiration or contract termination determine the gain or loss realized by a Fund as the seller of the call option.

Other Derivatives Techniques.    The Funds may use derivative instruments as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that the Funds may use include options, swaps, futures contracts, options on futures contracts and forward foreign currency exchange contracts, all of which are described in more detail below.

Each Fund may use derivatives for a variety of reasons, including to manage market or business risk, to enhance the Fund’s return or to hedge against adverse movements in currency exchange rates, or for other purposes related to the management of the Fund. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Fund’s performance.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the OTC market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives have no such protection. Each party to an OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than a Fund’s initial investment in the derivative. As discussed below under “Segregation of Assets,” a Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to “cover” the Fund’s obligations relating to its transactions in derivatives.

The particular derivative instruments the Funds can use are described below. Each Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by the Fund will succeed. Each Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Futures and Options on Futures.    The Funds may buy and sell futures contracts that relate to: (1) interest rates, (2) debt securities, (3) bond indices, (4) foreign currencies, (5) stock indices, and (6) individual stocks. The Funds also may buy and write options on the futures contracts in which it may invest (“futures options”) and may write straddles, which consist of a call and a put option on the same futures contract. The Funds will only write futures options and straddles which are “covered.” This means that, when writing a call option, the Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. When writing a put option, the Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” The Funds may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index, interest rate or currency (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs, and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Limitations on the Use of Futures, Futures Options and Swaps.    Nuveen Fund Advisors claims, with respect to the Funds, the exclusion from the definition of “commodity pool operator”

under the Commodity Exchange Act (“CEA”) provided by Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and thereby is not subject to registration or regulation as such under the CEA with respect to the Funds. In addition, Nuveen Asset Management claims the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and thereby is not subject to registration or regulation as such under the CEA with respect to the Funds. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Funds intend to comply with amended Regulation 4.5’s requirements such that Nuveen Fund Advisors will not be required to register as a commodity pool operator with the CFTC with respect to the Funds. Each Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which the Funds may employ futures, options on futures or swaps.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates. Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts purchased by a Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that each Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers). In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.

Successful use of futures by a Fund also is subject to Nuveen Asset Management’s ability to predict correctly movements in the direction of the relevant market. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Additional Risks Associated with Commodity Futures Contracts.    There are several additional risks associated with transactions in commodity futures contracts.

Storage.    Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment.    In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at the time of delivery. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, a Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors.    The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.

Forward Currency Contracts and other Foreign Currency Transactions.    A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, a Fund is subject to the credit and performance risk of the counterparties to such contracts.

The following summarizes the principal currency management strategies involving forward contracts that may be used by the Funds. The Funds also may use currency futures contracts and options thereon for the same purposes.

Transaction Hedges.    When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the sub-adviser. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges.    The Funds could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When a Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When a Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, a Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. This is referred to as a “cross hedge.”

Shifting Currency Exposure.    The Funds may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

Risks Associated with Forward Currency Transactions.    Nuveen Asset Management’s decision whether to enter into foreign currency transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that the Sub-Adviser’s view regarding future exchange rates proves to have been incorrect, a Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting the Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.

Options Transactions.    The Funds primarily write (sell) custom basket call options on real estate securities. A custom basket call option is a single, OTC, “European style” contract on a group of securities constructed to track an index within parameters determined by Nuveen Asset Management. As the option is “European style,” generally it only may be exercised on its expiration date. In selecting real estate securities for each custom basket, each Fund seeks to minimize the difference between the returns of the underlying stocks of the custom basket and an index of real estate securities (commonly referred to as tracking error) and, at the same time, maximize exposure to securities that the portfolio managers believe are less likely to outperform the relevant market benchmarks over time. Securities selected for each custom basket will primarily consist of underweighted positions relative to the relevant market benchmarks, and may include securities held and not held in the Fund’s portfolio. The objective in structuring these custom baskets is to produce option premiums without limiting the upside potential for specific securities that the portfolio managers believe may outperform over time. The Fund also may write (sell) covered call options on individual real estate and/or infrastructure securities issued by companies whose securities would be considered real asset related investments.

With respect to call options written on individual securities, the Funds will not write “naked” or uncovered call options. A call option written by a Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. Custom basket call options written by a Fund will generally not be fully covered because the Fund will not own each of the underlying securities comprising the basket or have the right to acquire such securities without additional cash consideration. Writing uncovered custom basket call options subjects a Fund to risks.

Over extended periods of time, the notional value of the call options written by a Fund may range from 0% to 25% of Managed Assets, depending on market conditions and Nuveen Asset Management’s ongoing assessment of the attractiveness of writing call options from a risk-adjusted return standpoint. When a Fund writes call options, the potential appreciation from the portion of the portfolio on which calls have been written is limited.

The ability of a Fund to achieve current gains is partially dependent on the successful implementation of the Options Strategy. There can be no assurance that the Options Strategy will be successful. Risks that may adversely affect the ability of a Fund to successfully implement the Options Strategy include the following:

Risks Associated with Selling Options.    There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, each Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As a Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If the Fund experiences net asset value erosion, which itself may have an indirect negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders. To the extent a Fund writes call options that are not fully covered by securities in its portfolio, it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund’s portfolio appreciates in value above the exercise price of the option by an amount that exceeds the premium received on the option. The amount of this loss could be unlimited. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Over-the-Counter Option Risk.    The Funds may write (sell) unlisted over-the-counter options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally have less market liquidity than exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. A Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by a Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, a Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, a Fund may be unable to liquidate an OTC option position.

Tax Risk.    Generally, the income from an OTC option written by a Fund will not be recognized by the Fund for federal income tax purposes until the option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such an option will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain or loss depending on the exercise price of the option, the option premium, and the adjusted basis of the security underlying the option. The character of any gain or loss on the sale of the underlying security as short-term or long-term capital gain or loss will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Each Fund may be subject to the “straddle rules” under U.S. federal income tax law to the extent it takes offsetting positions with respect to personal property. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. Under certain circumstances a Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, in addition to other possible tax consequences, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position.

Swap Transactions.    The Funds may enter into total return, interest rate, currency and credit default swap agreements and interest rate caps, floors and collars. The Funds may also enter into options on the foregoing types of swap agreements (“swap options”). Each Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Funds, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. Each Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash and/or other appropriate liquid assets.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Act sets forth a new regulatory framework for certain derivatives, such as swaps, in which a Fund may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Currently, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect a Fund’s ability to enter into swaps in the OTC market. These developments could cause a Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on a Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs. The legislation and rules to be promulgated may exert a negative effect on a Fund’s ability to meet its investment objectives, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of a Fund’s investments and of doing business, which could adversely affect a Fund’s ability to buy or sell derivatives.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect a Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, a Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than a Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by a Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Currency Swaps.    A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. A Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely- diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Fund may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, a Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If a Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten,

extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. A Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. A Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements

Segregation of Assets

As a closed-end investment company registered with the SEC, each Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, a Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

For purposes of the Options Strategy, when a Fund writes a custom basket call option, such an option is considered “covered” if the Fund maintains with its custodian assets determined to be liquid by Nuveen Fund Advisors (in accordance with procedures established by the Board) in an amount equal to the contract value of the applicable basket of securities. Additionally, a call option written by a Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration or, if additional cash consideration is required, cash or other assets determined to be liquid by Nuveen Fund Advisors (in accordance with procedures established by the Board) in such amount are segregated or earmarked by the Fund’s custodian.

Each Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of their segregation, such assets may not be used for other operational purposes. Nuveen Asset Management will monitor each Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

INVESTMENT RESTRICTIONS

Below are the fundamental investment restrictions of each Fund. The Funds cannot change their fundamental investment restrictions without the approval of the holders of a “majority of the outstanding” shares. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. All of the Funds’ other investment policies, including each Fund’s investment objective and policy of investing at least 80% of its Managed Assets in certain investments, are non-fundamental and can be changed by the Board without a vote of the shareholders.

Except as described below, each Fund may not:

	Acquiring Fund		Target Fund
1.	Issue senior securities, as defined in the 1940 Act, except as permitted by the 1940 Act.	1.	Issue senior securities, as defined in the 1940 Act, except as permitted by the 1940 Act.

2.	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.	2.	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

3.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.	3.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

4.	Invest more than 25% of its total assets in securities of issuers in any one industry, provided that the Fund will invest more than 25% of its total assets in the real estate industry group and more than 25% of its total assets in an industry group comprised of the energy, utilities and transportation industry groups, and provided further that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities.	4.	Invest more than 25% of its total assets in securities of issuers in any one industry, provided that the Fund will invest more than 25% of its total assets in the real estate industry group and more than 25% of its total assets in an industry group comprised of the energy, utilities and transportation industry groups, and provided further that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities.

	Acquiring Fund		Target Fund
5.	Purchase or sell real estate, except to the extent that interests in securities the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	5.	Purchase or sell real estate, except to the extent that interests in securities the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein (including whole loans, loan participations and other mortgage-related instruments) and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except to the extent that interests in securities the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities.	6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except to the extent that interests in securities the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities.

7.	Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.	7.	Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

8.	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities, and securities issued by other investment companies), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.	8.	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities, and securities issued by other investment companies), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

9.	Invest in collateralized debt obligations or collateralized loan obligations.

With respect to the limitations set forth in paragraphs 1 and 2 above, Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

With respect to the limitation set forth in paragraph 2 above, Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets.

With respect to the limitation set forth in paragraph 7 above, Section 21 of the 1940 Act makes it unlawful for a registered investment company, like a Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

Similar to the limitation applicable to the Acquiring Fund set forth in paragraph 9 above, as a non-fundamental investment policy, the Target Fund, under normal conditions, will not invest in collateralized debt obligations or collateralized loan obligations.

For the purpose of applying the limitations set forth above, the Funds will generally use industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification Standard (GICS)), Bloomberg, Barclays or similar sources commonly used in the financial industry. Whole loans, loan participations and other mortgage-related instruments will be considered part of the real estate industry group. A governmental issuer will be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such nongovernmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it will also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it will not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. Each Fund may not:

(1)	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

(2)	Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Subject to certain exemptions under the 1940 Act, each Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of each Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of each Fund would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

Each Fund may be subject to certain restrictions imposed by either guidelines of one or more credit rating agencies that may issue ratings for preferred shares, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Portfolio Turnover

Each of the Funds may engage in portfolio trading when considered appropriate, but short-term trading is not used as a primary means of achieving a Fund’s investment objective. Although the Funds cannot accurately predict their annual portfolio turnover rates, the annual portfolio turnover rate of each Fund is generally not expected to exceed 200% under normal circumstances. However, there are no limits on the Funds’ rates of portfolio turnover, and investments may be sold without regard to length of time held when, in the Sub-Adviser’s opinion, investment considerations warrant such action.

The information in the table below reflects the portfolio turnover rates for the Acquiring Fund’s last two fiscal years ended December 31 and for the Target Fund’s last two fiscal years ended May 31.

Fund	2016	2015
Acquiring Fund	107%	96%
Target Fund	87%	104	%(1)

(1)	For the period from September 8, 2014 (commencement of operations) through May 31, 2015.

A higher portfolio turnover rate may result in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

MANAGEMENT OF THE FUNDS

Investment Adviser

Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Pursuant to the Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all Nuveen Fund assets managed by Nuveen Fund Advisors, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen Fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, the Acquiring Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2017 and the Target Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until July 1, 2017. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2016, Nuveen managed approximately $882 billion in assets, of which approximately $126 billion was managed by Nuveen Fund Advisors.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s Investment Management Agreement for the last three fiscal years (where applicable) are as follows:

Acquiring Fund	2016	2015	2014
Gross Advisory Fees	$2,382,186	$2,549,017	$2,733,153
Waiver	$—	$—	$—

Net Advisory Fees	$2,382,186	$2,549,017	$2,733,153

Target Fund	2016	2015(1)
Gross Advisory Fees	$4,794,532	$4,462,176
Waiver	$(2,112,550)	$(2,388,534)

Net Advisory Fees	$2,681,982	$2,073,642

(1)	For the period from September 8, 2014 (commencement of operations) through May 31, 2015.

Sub-Adviser

Nuveen Fund Advisors has selected Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”) to serve as sub-adviser to each Fund. Nuveen Fund Advisors compensates Nuveen Asset Management for the portfolio management services it provides to the Funds from the management fees paid by the Funds. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

With respect to each Fund, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, equal to 50% of the management fee (net of applicable waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors.

The total dollar amounts paid to Nuveen Asset Management by Nuveen Fund Advisors during each Fund’s last three fiscal years (where applicable) are as follows:

Acquiring Fund	2016	2015	2014
Sub-Advisory Fees	$1,191,093	$1,274,508	$1,366,577

Target Fund	2016	2015(1)
Sub-Advisory Fees	$1,340,991	$1,036,821

(1)	For the period from September 8, 2014 (commencement of operations) through May 31, 2015.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management

Jay L. Rosenberg, Jeffrey T. Schmitz, CFA, Brenda A. Langenfeld, CFA, Tryg T. Sarsland and John G. Wenker serve as portfolio managers to the Target Fund. Mr. Rosenberg, Mr. Schmitz, Ms. Langenfeld and Mr. Sarsland serve as portfolio managers of the Acquiring Fund and will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio following the consummation of the Reorganization.

In addition to managing the Funds, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts, as of December 31, 2016:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets(1)
Jay L. Rosenberg	Registered Investment Companies	3	$6.38 billion
	Other Pooled Investment Vehicles	12	$1.70 billion
	Other Accounts	10	$1.73 billion

Jeffrey T. Schmitz, CFA	Registered Investment Companies	7	$3.99 billion
	Other Pooled Investment Vehicles	4	$114 million
	Other Accounts	3	$1.00 billion

Brenda A. Langenfeld, CFA	Registered Investment Companies	4	$5.20 billion
	Other Pooled Investment Vehicles	4	$150 million
	Other Accounts	444	$582 million

Tryg T. Sarsland	Registered Investment Companies	2	$1.70 billion
	Other Pooled Investment Vehicles	12	$1.70 billion
	Other Accounts	5	$1.20 billion

John G. Wenker	Registered Investment Companies	0	$0
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	0	$0

(1)	Assets are as of December 31, 2016. None of the assets in these accounts is subject to an advisory fee based on performance.

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base Pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual Cash Bonus.    Each Fund’s portfolio manager is eligible for an annual cash bonus based on pre-tax investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of a portfolio manager’s annual cash bonus is based on investment performance in the strategy, generally measured over the past one-, three- and five-year periods (as applicable) unless the portfolio manager’s tenure is shorter. Investment performance generally is determined by evaluating the strategy’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing the portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-Term Incentive Compensation.    Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the Funds’ portfolio manager as of December 31, 2016:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund	Dollar Range of Equity Securities Beneficially Owned in the Target Fund
Jay L. Rosenberg	Over $100,000	None
Jeffrey T. Schmitz, CFA	$50,001-$100,000	None
Brenda A. Langenfeld, CFA	None	None
Tryg T. Sarsland	None	None
John G. Wenker	None	Over $100,000

Codes of Ethics

The Funds, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Proxy Voting Policies and Procedures

Each Fund has delegated authority to the Adviser to vote proxies for securities held by the Fund, and the Adviser has in turn delegated that responsibility to the Sub-Adviser. The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Sub-Adviser.

A member of each Fund’s management team is responsible for oversight of the Fund’s proxy voting process. With regard to equity securities, Nuveen Asset Management has engaged the services of Institutional Shareholder Services Inc. (“ISS”) to make recommendations on the voting of proxies relating to securities held by the Funds and managed by Nuveen Asset Management. ISS provides voting recommendations based upon established guidelines and practices. Nuveen Asset Management reviews and frequently follows ISS recommendations. However, on selected issues, Nuveen Asset Management may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the applicable Fund. If Nuveen Asset Management manages the assets of a company or its pension plan and any of Nuveen Asset Management’s clients hold any securities of that company, Nuveen Asset Management will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. Where a material conflict of interest has been identified by Nuveen Asset Management and ISS does not offer a recommendation on the matter, Nuveen Asset Management shall disclose the conflict and Nuveen Asset Management’s Proxy Voting Committee shall determine the manner in which to vote and notify the applicable Fund’s Board of Trustees or its designated committee.

Although Nuveen Asset Management has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, Nuveen Asset Management does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of its investment products) or the directors, officers and employees of such affiliates. Therefore, Nuveen Asset Management is unable to consider such information when determining whether there are material conflicts of interests.

Nuveen Asset Management has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Sub-Adviser’s general voting policies.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by accessing Nuveen’s website at http://www.nuveen.com or the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of each Fund, Nuveen Asset Management is responsible for decisions to buy and sell securities for the Fund, the negotiation of the prices to be paid for principal trades and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by a Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, a Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker-dealer to execute securities transactions, Nuveen Asset Management considers the full range and quality of a broker-dealer’s services including, among other things: the value, nature and quality of any brokerage and research products and services; execution capability; commission rate; financial responsibility (including willingness to commit capital); the likelihood of price improvement; the speed of execution and likelihood of execution for limit orders; the ability to minimize market impact; the maintenance of the confidentiality of orders; and responsiveness of the broker-dealer. The determinative factor is not the lowest possible commission cost but whether the transaction represents the best qualitative execution for a Fund. Subject to the satisfaction of its obligation to seek best execution, another factor considered by Nuveen Asset Management in selecting a broker-dealer may include the broker-dealer’s access to initial public offerings.

For certain transactions, Nuveen Asset Management may cause a Fund to pay a broker-dealer a commission higher than that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). Nuveen Asset Management may cause a Fund to pay up in recognition of the value of the brokerage and research products and services provided by the broker-dealer. The broker-dealer may directly provide such products or services to the Fund or purchase them from a third party for the Fund. In such cases, Nuveen Asset Management is in effect paying for the brokerage and research products and services with client commissions—so-called “soft dollars.” Nuveen Asset Management will only cause the Fund to pay up if Nuveen Asset Management, subject to its overall duty to seek best execution, determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research products and services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Nuveen Asset Management with respect to the managing of its accounts.

The types of research products and services Nuveen Asset Management receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer software and related consulting services and other services that assist in the investment decision making process. Research products and services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged by broker-dealers with corporate management teams and spokespersons, as well as industry spokespersons.

The brokerage and research products and services Nuveen Asset Management receives from broker-dealers supplement Nuveen Asset Management’s own normal research activities. As a practical matter, Nuveen Asset Management could not, on its own, generate all of the research that broker-dealers provide without materially increasing expenses. The brokerage and research products and services Nuveen Asset Management receives from broker-dealers may be put to a variety of uses and may be provided as part of a product that bundles research and brokerage products with other products into one package as further described below. Nuveen Asset Management reduces its expenses through its use of soft dollars.

As a general matter, the brokerage and research products and services Nuveen Asset Management receives from broker-dealers are used to service all of Nuveen Asset Management’s accounts, including each Fund. However, any particular brokerage and research product or service may not be used to service each and every account, and may not benefit the particular accounts that generated the brokerage commissions. For example, equity commissions are used for brokerage and research products and services utilized in managing fixed income accounts.

Nuveen Asset Management receives brokerage or research products or services that it also uses for business purposes unrelated to brokerage or research. For example, certain brokerage services are provided as a part of a product that bundles many separate and distinct brokerage, execution, investment management, custodial and recordkeeping services into one package. Market data services are a specific example of mixed use services that Nuveen Asset Management might acquire because certain employees of Nuveen Asset Management may use such services for marketing or administrative purposes while others use them for research purposes. The acquisition of mixed use products and services causes a conflict of interest for Nuveen Asset Management, in that, clients pay up for this type of brokerage or research product or service while the product or service also directly benefits Nuveen Asset Management. For this reason, and in accordance with general SEC guidance, Nuveen Asset Management makes a good faith effort to determine what percentage of the product or service is used for non-brokerage or research purposes and pay cash (“hard dollars”) for such percentage of the total cost. To ensure that its practices are consistent with its fiduciary responsibilities to its clients and to address this conflict, Nuveen Asset Management makes all determinations with regard to whether mixed use items may be acquired and, if so, what the appropriate allocations are between soft dollar and hard dollar payments for such products and services. These determinations themselves represent a conflict of interest as Nuveen Asset Management has a financial incentive to allocate a greater proportion of the cost of mixed use products to soft dollars.

Each Fund’s portfolio transactions involve payment of a brokerage commission. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in OTC securities, each Fund typically deals with market makers unless it appears that better price and execution are available elsewhere.

It is expected that each Fund will purchase most foreign equity securities in the OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The commission paid in connection with foreign stock transactions may be higher than negotiated commissions on U.S. transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held in the form of depositary receipts or securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges or traded in the OTC markets in the United States or overseas. The foreign and domestic debt securities in which each Fund may invest are generally traded in the OTC markets.

The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with Nuveen Fund Advisors or Nuveen Asset Management unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to Fund shareholders, as determined by the Board. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to a Fund as the Fund can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

When two or more clients of Nuveen Asset Management are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by Nuveen Asset Management to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

The information in the table below reflects the aggregate brokerage commission paid by the Acquiring Fund for the Acquiring Fund’s last three fiscal years ended December 31 and by the Target Fund for the Target Fund’s last two fiscal years ended May 31:

	2016	2015		2014
Acquiring Fund	$424,074	$478,838		$677,481
Target Fund	$660,682	$580,498	(1)	N/A

(1)	For the period from September 8, 2014 (commencement of operations) through May 31, 2015.

During the fiscal year ended December 31, 2016, the Acquiring Fund paid to brokers as commissions in return for research services $204,797 and the aggregate amount of those transactions on which such commissions were paid were $105,154,593.

The Acquiring Fund has acquired during the fiscal year ended December 31, 2016 the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act of the parents of the brokers or dealers. The following table sets forth these brokers or dealers and states the value of the Fund’s aggregate holdings of the securities of each issuer as of close of the fiscal year ended December 31, 2016:

Broker/Dealer	Issuer	Aggregate Acquiring Fund Holdings of Broker/Dealer or Parent (as of December 31, 2016)
JPMorgan	JPMorgan, Interest Rate Swap	$(522,420	)*
JPMorgan	JPMorgan, Interest Rate Swap	(847,585	)*
Macquarie Securities, Inc.	Macquarie Infrastructure Corporation	987,753
State Street Bank and Trust Company	Fixed Income Clearing Corporation, Repurchase Agreement	741,164
Wells Fargo Securities, LLC	Wells Fargo REIT	—

*	Amount reflects unrealized appreciation/depreciation.

During the fiscal year ended May 31, 2016, the Target Fund paid to brokers as commissions in return for research services $361,299 and the aggregate amount of those transactions on which such commissions were paid were $176,014,856.

The Target Fund has acquired during the fiscal year ended May 31, 2016 the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act of the parents of the brokers or dealers. The following table sets forth these brokers or dealers and states the value of the Fund’s aggregate holdings of the securities of each issuer as of close of the fiscal year ended May 31, 2016:

Broker/Dealer	Issuer	Aggregate Target Fund Holdings of Broker/Dealer or Parent (as of May 31, 2016)
Macquarie Securities, Inc.	Macquarie Infrastructure Corporation	$1,999,423
State Street Bank and Trust Company	Fixed Income Clearing Corporation, Repurchase Agreement	15,336,834
Wells Fargo Securities, LLC	Wells Fargo REIT	—

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

Each Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, each Fund’s common shares trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, each Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. However, there can be no assurance that either Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, each Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by a Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the applicable Board at the time it considers such issue, it is the current policy of each Fund’s Board, which may be changed by the applicable Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange (the “NYSE”), the NYSE MKT or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE MKT or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. Each Fund’s Board may in the future modify these conditions in light of experience.

The repurchase by a Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in a Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that a Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by a Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of a Fund’s common and preferred shares, if any, voting as a single class, and approval of the holders of at least two-thirds of the Fund’s preferred shares, if any, voting together as a single class, unless the conversion has been approved by the requisite vote of the Fund’s Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Additional Information About the Funds—Certain Provisions in the Funds’ Declarations of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of a Fund to an open-end investment company. If a Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE, the NYSE MKT or elsewhere, and the Fund’s preferred shares, if applicable, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. A Fund’s Board may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if a Fund’s common shares trade below net asset value, the Fund’s Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if a Fund’s shares should trade at a discount, the Fund’s Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. Substantially similar consequences would be relevant to a shareholder that acquires, holds and/or disposes of shares of the Target Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax, or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Acquiring Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Acquiring Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income

(even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gains and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

As a regulated investment company, the Acquiring Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Acquiring Fund may retain for investment its net capital gains. However, if the Acquiring Fund retains any net capital gains or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gains not otherwise retained by the Acquiring Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

The Acquiring Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such income it is required to accrue, to continue to qualify as a regulated investment company and (with respect to taxable income) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund’s investments in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Certain investment practices of the Acquiring Fund are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The taxation of options is generally governed by Code section 1234. Under Code section 1234, if an option which the Acquiring Fund has written expires on its stipulated expiration date, the Acquiring Fund recognizes a short-term capital gain. If the Acquiring Fund enters into a closing purchase transaction with respect to an option which the Acquiring Fund has written, the Acquiring Fund realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. If a call option which the Acquiring Fund has written is exercised, the Acquiring Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If an option which the Acquiring Fund has purchased expires on the stipulated expiration date, the Acquiring Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Acquiring Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security which will be decreased by the premium originally paid.

Offsetting positions held by the Acquiring Fund involving certain derivative instruments, such as options, forward, and futures, as well as its long and short positions in portfolio securities, may be considered “straddles” for U.S. federal income tax purposes. The Code contains special rules that apply to straddles, defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. In addition, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position and distributions attributable to dividends, if any, on the stocks held as part of a straddle may not qualify as qualified dividend income or for the corporate Dividends Received Deduction. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. The application of the straddle rules to certain offsetting Acquiring Fund positions can therefore affect the amount, timing and/or character of distributions to shareholders, and may result in significant differences from the amount, timing and/or character of distributions that would have been made by the Acquiring Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

The Acquiring Fund’s investments in so-called “section 1256 contracts,” which include certain futures contracts as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by the Acquiring Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Acquiring Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by the Acquiring Fund.

The Acquiring Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Acquiring Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Acquiring Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Acquiring Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Acquiring Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or gain that the Acquiring Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Acquiring Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Acquiring Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Acquiring Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Acquiring Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Acquiring Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

The Acquiring Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a regulated investment company may derive 90% of its gross income. However, no more than 25% of the value of a regulated investment company’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Acquiring Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Acquiring Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a regulated investment company and to avoid federal income and excise taxes. Distributions to the Acquiring Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If the Acquiring Fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Acquiring Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Acquiring Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

If the Acquiring Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (“PFIC”), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Acquiring Fund held the PFIC stock. The Acquiring Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, the Acquiring Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, the Acquiring Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market the Acquiring Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the fund level under the PFIC rules would generally be eliminated, but the Acquiring Fund could, in limited circumstances, incur nondeductible interest charges. The Acquiring Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Acquiring Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

The Acquiring Fund’s investments in REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require the Acquiring Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Acquiring Fund from a REIT will not qualify for the corporate Dividends Received Deduction and generally will not constitute qualified dividend income.

The Acquiring Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the IRS, a portion of the Acquiring Fund’s income from a REIT (or other pass-through entity) that is attributable to a residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Income received by the Acquiring Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Acquiring Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Acquiring Fund will be eligible to elect to “pass through” to the Acquiring Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Acquiring Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of foreign taxes in computing his, her or its taxable income and can use such amount as a foreign tax credit against his, her or its U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, in each case subject to certain limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Acquiring Fund’s taxable year whether the foreign taxes paid by the Acquiring Fund will “pass through” for that year.

If the Acquiring Fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by the Acquiring Fund, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Dividends paid out of the Acquiring Fund’s investment company taxable income (which includes dividends the Acquiring Fund receives, interest income and net short-term capital gain) will generally be taxable to shareholders as ordinary income, except as described below with respect to qualified dividend income. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held shares of the Acquiring Fund. Distributions derived from qualified dividend income and received by a noncorporate shareholder will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a shareholder to be qualified dividend income, the Acquiring Fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the noncorporate shareholder must meet certain holding period and other requirements with respect to its shares of the Acquiring Fund. A portion of the Acquiring Fund’s distributions to shareholders may qualify for the Dividends Received Deduction available to corporate shareholders. Taxable distributions are taxable whether or not such distributions are reinvested in the Acquiring Fund. Dividend distributions may be subject to state and local taxation, depending on a shareholder’s situation. The Acquiring Fund does not expect to qualify to pay “exempt interest” dividends.

If the Acquiring Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free return of capital up to and including the amount of a shareholder’s tax basis in his, her or its shares of the Acquiring Fund, and thereafter as capital gain. Upon a sale of shares of the Acquiring

Fund, the amount, if any, by which the sales price exceeds the basis in the shares of the Acquiring Fund is gain subject to federal income tax. Because a return of capital reduces basis in the shares of the Acquiring Fund, it will increase the amount of gain or decrease the amount of loss on a shareholder’s subsequent disposition of the shares of the Acquiring Fund.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its shares until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a regulated investment company and/or might subject the Acquiring Fund to a nondeductible 4% federal excise tax. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Acquiring Fund (and received by the shareholders) on December 31 of the year declared.

The sale or exchange of shares of the Acquiring Fund normally will result in capital gains or losses to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gains or losses if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gains or losses. Current law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. Any loss on the sale of shares that have been held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, dividends, original issue discount and market discount (but not including tax-exempt interest), as well as net gain from the disposition of certain property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions and redemption proceeds payable to shareholders who fail to provide the Acquiring

Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and sale, redemption or exchange proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

EXPERTS

Acquiring Fund.    The financial statements of the Acquiring Fund appearing in the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2016 are incorporated herein. The financial statements as of and for the fiscal years ended December 31, 2016, 2015 and 2014 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their reports thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

During the fiscal year ended December 31, 2014, the Board of the Acquiring Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Acquiring Fund, replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the subsequently completed acquisition of Nuveen Investments, Inc. by TIAA.

Ernst & Young’s reports with respect to the financial statements of the Acquiring Fund for the fiscal years ended prior to December 31, 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to December 31, 2014 for the Acquiring Fund and for the period January 1, 2014 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Acquiring Fund’s financial statements.

Target Fund.    The audited financial statements of the Target Fund appearing in the Target Fund’s Annual Report for the fiscal year ended May 31, 2016 and the unaudited financial statements appearing in the Target Fund’s Semi-Annual Report for the six months ended November 30, 2016 are incorporated herein. The financial statements as of and for the fiscal years ended May 31, 2016 and 2015 have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, as set forth in their reports thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. PwC provides auditing services to the Target Fund. The principal business address of PwC is 1 North Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets, including all foreign assets, of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. The Custodian may place and maintain a Fund’s foreign securities with sub-custodians employed by the Custodian or foreign securities depositories, all in accordance with the applicable provisions of the Fund’s Custody Agreement. The custodian of the whole loan assets of the Target Fund is U.S. Bank National Association, 180 East Fifth Street, 4th Floor, St. Paul, Minnesota 55101. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of each Fund to Computershare, Inc.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied or waived, including that shareholders of the Target Fund must approve the Reorganization and that shareholders of the Acquiring Fund must approve the issuance of additional shares of the Acquiring Fund in connection with the Reorganization. If one Fund does not obtain the requisite approval or other closing conditions are not satisfied or waived, the closing of the

Reorganization will not occur. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and the Acquiring Fund as of December 31, 2016. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and the Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1—Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as of the beginning of the period indicated in the table below.

Target Fund	Acquiring Fund	12 Month Period Ended
Diversified Real Asset Income Fund (“Target Fund”)	Nuveen Real Asset Income and Growth Fund (“Acquiring Fund”)	December 31, 2016

Note 2—Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. The Target Fund and the Acquiring Fund are registered closed-end management investment companies. The Reorganization will be accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund. The pro forma financial information has been adjusted to reflect the Reorganization costs discussed in Note 4 and the assumed distribution by the Target Fund of undistributed net investment income of $332,533. The table below shows the common shares that Target Fund shareholders would have received if the Reorganization were to have taken place on the period end date in Note 1.

Shares Exchanged
17,898,582

In accordance with accounting principles generally accepted in the United States of America, the Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As-of Date
Acquiring Fund	$176,439,486	December 31, 2016
Target Fund	$324,671,905	December 31, 2016
Nuveen Real Asset Income and Growth Fund Pro Forma	$500,038,858	December 31, 2016

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the pro forma financial information as if the Reorganization had taken place on the first day of the period disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. Percentages presented below are the increase (decrease) in expenses divided by the Nuveen Real Asset Income and Growth Fund Pro Forma Net Assets Applicable to Common Shares presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Investor relations expenses(1)	$39,936	0.01%
Trustees fees(1)	(198,276)	(0.04)%
Professional fees(1)	(196,971)	(0.04)%
Custodian fees(1)	(169,127)	(0.03)%
Management fees(2)	(89,243)	(0.02)%
Shareholder reporting expenses(1)	(21,648)	(0.00	)%(3)
Stock exchange listing fees(1)	(7,832)	(0.00	)%(3)
Other(1)	(4,477)	(0.00	)%(3)

Total Pro Forma Net Expense Adjustment	$(647,638)	(0.13)%

(1)	Reflects the anticipated change in certain duplicative expenses eliminated as a result of the Reorganization.
(2)	Reflects the impact of applying the Acquiring Fund’s post-Reorganization fund-level management fee rate to the combined fund’s average managed assets.
(3)	Rounds to less than (0.01)%.

No significant accounting policies will change as a result of the Reorganization; specifically, policies regarding security valuation or compliance with Subchapter M of the Code. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

Note 4—Reorganization Costs

The Reorganization costs (whether or not the Reorganization is consummated) will be allocated between the Funds. The costs of the Reorganization are estimated to be $740,000. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Plan and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganization to be borne by the Funds. The Acquiring Fund and the Target Fund are expected to be charged approximately $75,000 and $665,000, respectively, in connection with the Reorganization. The pro forma financial information included in Note 2 has been adjusted for costs related to the Reorganization to be borne by the Funds. Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Reorganization had occurred as of December 31, 2016, the Acquiring Fund would not have been required to dispose of securities of the Target Fund in order to comply with its investment policies and restrictions, and would not have sold any material portion (i.e., more than 5% of the Target Fund’s assets) of the securities in the Target Fund’s portfolio solely as a result of the Reorganization.

Note 5—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, strategies, investment objective, policies and restrictions, and substantially the same portfolio composition, of the Acquiring Fund.

Note 6—Capital Loss Carryforward

As of December 31, 2016, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any, per the table below.

	Acquiring Fund	Target Fund
Not subject to expiration	$1,519,011	$78,506,734

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services A brief description of the applicable Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

1.        Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation; and

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

A-1

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

A-2

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-3

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Moody’s U.S. Municipal ratings are opinions of the investment quality of issuers and issues in the U.S. municipal market. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. Historical default and loss rates for obligations rated on the U.S. Municipal Scale are significantly lower than for similarly rated corporate obligations. It is important that users of Moody’s ratings understand these differences when making rating comparisons between the Municipal and Global Scales.

U.S. Municipal Long-Term Debt Ratings

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa

Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa

Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A-4

A

Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa

Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba

Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B

Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa

Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca

Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C

Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Municipal Short-Term Obligation Ratings

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

A-5

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. Municipal Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-6

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Additional Information

Provisional Ratings—(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Refundeds—#: Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.

A-7

Withdrawn—WR: When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

Not Rated—NR: NR is assigned to an unrated issuer, obligation and/or program.

Fitch Ratings, Inc.

A brief description of the applicable Fitch Ratings, Inc. (“Fitch Ratings” or “Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Ratings

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

A-8

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D

Default. Indicates a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•

the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of each rated tranche or security.

A-9

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“+” or “-” may be appended to a rating to denote relative status within a major rating category. Such suffixes are not added to short-term ratings other than ‘F1’.

A-10

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Additional Information

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

‘Withdrawn’: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD.’

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

A-11